As filed with the Securities and Exchange Commission on December 1, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2010 – September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

(Unaudited)

SEPTEMBER 30, 2010

The views in this report were those of the Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2010, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks please refer to each Fund’s prospectus.

Beta is the measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500 Index. A fund with a realized beta of 0.5 with respect to the S&P 500 Index would have received, on average, about 50% of the index returns when the market was up and about 50% of its losses when the market was down. Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The Russell 2000 Index is used as a benchmark for US small cap stocks and measures the performance of the 2,000 smallest companies in the Russell 3000 (3,000 of the biggest U.S. stocks). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2010

Dear Shareholder,

The Absolute Strategies Fund continues to perform well during a very volatile environment and silently reached an all-time high as of September 30, 2010.  The Fund (Institutional Shares) was up 1.08% over the 6 months ended September 30 versus -1.42% for the S&P 500, 0.27% for the HFRX Global Hedge Fund Index.  Since inception the Fund has returned 19.33% vs. 2.92% for the S&P 500 and 4.13% for the HFRX Global Hedge Fund Index.

Quarter-End Performance: As of 9/30/10, the 1- year, 5-year and since inception annualized performance for Institutional Shares was 4.88%, 3.44% and 3.47, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance current to the most recent month-end, visit the Fund’s web site at www.absoluteadvisers.com. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) for Institutional Shares is 2.14% and excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio (net), was 1.78% for Institutional Shares.

We continue to add allocations to our managers who do not rely solely on directional moves in asset prices, who can identify attractive value-arbitrage opportunities, or who have the ability to hedge or go into cash. The Fund has very little corporate or government bond exposure outside of convertible arbitrage, which is well hedged, and the Fund maintains some exposure to distressed sub-prime debt.  Our global macro manager continues to provide both long and short exposure to several specific global markets.  For allocations to managers with exposure to long equity-like securities, positions are comfortably weighted toward attractively valued, higher quality securities and we have recently increased our overlay hedges to further mitigate the potential for both economic and market risks. We believe this positioning provides the potential for moderate returns with much lower levels of risk than a traditional diversified portfolio, and most importantly, the flexibility to take advantage of potential opportunities.

The current environment of “risk-on/risk-off” is one that could only need a simple spark to create a chain reaction of flight to safety and contagion. What is most concerning is that many capital allocators are “all-in” every asset class EXCEPT the only one that is safe and not extended: cash.  As such, they may have no options left in their portfolios should volatility return.  Market “strategists,” the Federal Reserve (the “Fed”) and the government are not only encouraging risk-taking and reaching for yield, they are also constantly setting and resetting expectations that appear to be total guess work. Just a few months ago, there were discussions about how to EXIT stimulus programs, and now the markets are excited that a few academics at the Fed now have it figured out and they may experiment with another trillion or more dollars of our economy. They themselves are completely unsure if they should do something or if it will be effective.  If executed, how will even a 25-50 basis point drop in rates stir demand for credit when the cost of borrowing is already at record lows? Could it be that no one that can take on debt wants to, and those that want to can’t? What happens if it doesn’t work or money simply flows to already extended commodities or emerging markets? We would argue that the latter would be self-defeating and highly destructive to those economies by creating inflationary pressures and asset bubbles within emerging markets.

Currently, investor consensus regarding the positive impact of additional quantitative easing (QE2), has led to tremendous complacency regarding the risk to all asset prices should it not work. Asset prices have already rallied a great deal before the Fed even announced anything. Add to that wild swings in investor sentiment, high correlations across all asset classes (including government bonds and gold), broad US dollar pessimism (again), as well as an illusion of liquidity in both the equity and credit markets. The deterioration of macroeconomic data along with record earnings forecasts suggests at a minimum that there is significant risk to asset prices, which appear to be solely supported by the potential of QE2. We are particularly concerned about global credit markets where liquidity could be highly strained given the large flows into bond funds, vast sovereign credit risk, the hazardous reach for yield, and the Fed’s distortion of financial markets. While we do not dismiss the potential for the Fed to successfully create asset inflation short-term, the asymmetry of these policy efforts is to the downside.  The history of the Fed artificially pumping up asset prices generally results in a highly speculative game of “musical chairs” with investors.  After multiple occurrences of losing at this game, it’s amazing how many professional investors continue to think they can “get out” of a crowded theatre.  Patience should be better rewarded.

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2010

To further analyze our longer term positioning, it is important to understand where we are from an historical perspective. Investors have had several decades of huge tailwinds that we believe are likely to be headwinds going forward. Those tailwinds included valuation expansion, declining interest rates, declining tax rates, deregulation, globalization, and easy access to credit which led to huge borrowing, consumption and asset inflation. The most important aspect of these tailwinds was the baby boomer demographic. The largest segment of our population was in the greatest earning, investing, borrowing and consuming stage of their life cycle, which further fueled asset inflation and eventually a credit bubble. For years, the US economy has benefited greatly from the ignorance of the average consumer (and government leaders), who over-borrowed and over-spent with money they did not have. We now have likely reached a tipping point where almost all of these tailwinds are likely to be headwinds going forward. Our largest demographic is now more likely to enter a period of thrift and savings as they near retirement at the same time that their nest egg (house) has declined tremendously in value relative to their debt outstanding. Taxes, regulations, and access to credit are already having an impact. The paradox of thrift is likely to take over for several years if not longer and it is not likely to be reversed simply by attempting to print money.

The Fed and the government may be able to create bursts of expansion through aggressive policies, but unfortunately there are always other interested parties/countries that will be negatively impacted by those decisions which then lead to counter-moves or, potentially, currency wars. The other reason we believe Fed and government policy is not sustainable is (to paraphrase Seth Klarman of the Baupost Group), because all of this intervention has kept real lessons from being learned. Apparently the crisis wasn’t bad enough to force people to make tough decisions. Not one difficult problem was solved and our leaders continue to operate with the same behavior as those who made the initial mistakes. As an example, the government is attempting to re-leverage our economy and encouraging more spending and risk taking. Additionally, our largest “too-big-to-fail” banks going into the crises are now twice as big due to mergers and consolidation and there has been very little debt restructuring. The good news is that we also believe the US, while in tough shape, is much better off than many other developed countries and we would especially question the current level of Euro bullishness. The data and fiscal position of many European countries (excluding Germany) is disturbing. The bad news for asset prices is that the US dollar may not exhibit as much overall weakness longer term than many investors expect, especially since other countries also desire a weaker currency and may not be willing to sit around while we affect their economies. Counter-moves and capital controls by other countries are highly probable to thwart the negative consequences of US Fed actions.  Once again, a US dollar rally is quite possible given crowded sentiment and could create much volatility in both global equity and credit markets.

We highlight all of these issues and think about downside risks not because we know what will happen or when things might happen, but because troubling things can and do happen with regularity.  If they do, the timing is very uncertain and we want to be prepared to protect capital, not be surprised when hope does not materialize.  Additionally, the above discussion does not mean that we are headed for a depression or another financial crisis, but it does argue that 1-2% sustained GDP growth may feel like it since expectations and fiscal and budgetary needs are much higher. Either way, we feel very comfortable with the Fund’s positioning regardless of short-term speculation and want to set investor expectations accordingly.  Buying relative cheapness here is essentially “locking in” unattractive long-term returns, and timing the next Fed-induced bubble is highly dangerous stuff.  We are comfortable with the Fund’s conservative posture, and will remain patient for real opportunities to take on risk when it will be rewarded with a margin of safety; the key is having the option and ability to do so.

Thank you for your investment in the Fund.
Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers, LLC

ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2010

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Opportunities Fund (the “Fund”) for the period ended September 30, 2010.  The Fund was launched on October 21, 2008, as a complement to the Absolute Strategies Fund.  The Fund was created to capture a variety of investment opportunities and market inefficiencies and is intended to have a more concentrated, idiosyncratic risk profile compared to the Strategies Fund.

The Fund was up 4.08% over the 6 months ended September 30 versus -1.42% for the S&P 500, 0.27% for the HFRX Global Hedge Fund Index.  Since inception (October 21, 2008), the Fund was up 31.22% vs. 25.09% for the S&P 500 and 7.58% for the HFRX Global Hedge Fund Index.  We continue to be very pleased with the Fund’s overall performance especially since the Fund’s beta has been just 0.17, (beta measures the Fund’s sensitivity to the S&P 500).  As such, the Fund’s returns were largely independent of this market index.

Quarter-End Performance: As of 9/30/10, the 1- year and since inception annualized performance for Institutional Shares was 5.81% and 15.01%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For performance current to the most recent month-end, call the Fund at 888-99-ABSOLUTE. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Institutional Shares is 3.68%. Excluding the effect of expenses attributable to dividends on short sales, the Fund's total annual operating expense ratio would be 3.20%. Returns include the reinvestment of dividends and capital gains. Some of the Fund's fees were waived or expenses reimbursed; otherwise, returns would have been lower.

Performance has been driven by special situations and key events at specific companies as well as the managers’ ability to vary their capital risk during a very volatile period.  Currently, the overall portfolio is positioned with a more hedged stance a seeking to exploit future volatility in both the equity and credit markets.  There are few compelling risk/reward opportunities in distressed assets and managers are careful not to stretch for yield in the credit markets.

The equity and credit markets are likely to remain volatile over the next few years and the overall environment may be quite challenging for traditional investments.  We are confident that our managers’ flexibility will allow them to take advantage of unique opportunities and market inefficiencies that are not generally utilized by traditional, directional investments.

Thank you for your investment in the Fund.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers, LLC

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmark Standard and Poor’s 500 Index (“S&P 500”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies – convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

Institutional and R Shares vs. S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index

and HFRX Global Hedge Fund Index

Average Annual Total Return as of 09/30/10	One Year	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	4.88%	3.47%
Absolute Strategies Fund — R Shares	4.48%	3.07%
S&P 500 Index	10.16%	0.56%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.02%
HFRX Global Hedge Fund Index	4.10%	4.13%

Investment Value as of 09/30/10
Absolute Strategies Fund — Institutional Shares	$1,193,331
S&P 500 Index	$1,029,242
Barclays Capital U.S. Aggregate Bond Index	$1,353,792
HFRX Global Hedge Fund Index	$1,041,309

5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

Investment Value as of 09/30/10
Absolute Strategies Fund — R Shares	$292,302
S&P 500 Index	$257,310
Barclays Capital U.S. Aggregate Bond Index	$338,448
HFRX Global Hedge Fund Index	$260,327

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.14% and 2.58%, respectively. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratios would be 1.78% and 2.22% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmark the Standard and Poor’s 500 Index (“S&P 500”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies – convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Absolute Opportunities Fund vs. S&P 500 Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 09/30/10	One Year	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund — Institutional Shares	5.81%	15.01%
S&P 500 Index	10.16%	12.22%
HFRX Global Hedge Fund Index	4.10%	7.58%

Investment Value as of 09/30/10
Absolute Opportunities Fund — Institutional Shares	$1,312,212
S&P 500 Index	$1,250,937
HFRX Global Hedge Fund Index	$1,075,802

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.68%. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio would be 3.20%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividend on short sales and extraordinary expenses), which is in effect until July 31, 2011. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
Long Positions - 88.4%
Equity Securities - 41.8%
Common Stock - 40.1%
Consumer Discretionary - 8.5%
32,000	Abercrombie & Fitch Co.	$1,258,240	45,000	Liberty Media Corp. - Starz, Class A (b)	$2,919,600
25,000	Advance Auto Parts, Inc. (a)	1,467,000	454,000	Lowe’s Cos., Inc. (a)(c)	10,119,660
64,300	Aeropostale, Inc. (a)(b)	1,494,975	52,100	Ltd. Brands, Inc. (a)	1,395,238
378,000	Anhui Expressway Co., Class H	253,337	25,300	Lululemon Athletica, Inc. (a)(b)	1,131,416
112,800	Apollo Group, Inc., Class A (a)(b)	5,792,280	12,500	Macy’s, Inc. (a)	288,625
10,000	AutoZone, Inc. (a)(b)	2,289,100	18,600	MAXIMUS, Inc. (a)	1,145,388
222,000	Bed Bath & Beyond, Inc. (a)(b)(c)	9,637,020	64,600	MGM Resorts International (b)	728,688
38,300	Big Lots, Inc. (a)(b)	1,273,475	150,000	Mobile Mini, Inc. (b)	2,301,000
27,500	Biglari Holdings, Inc. (a)(b)	9,037,875	27,300	Navistar International Corp. (a)(b)	1,191,235
68,000	Brinker International, Inc. (a)	1,282,480	11,200	NetFlix, Inc. (a)(b)	1,816,192
462,000	CarMax, Inc. (a)(b)(d)	12,871,320	160,000	Newell Rubbermaid, Inc.	2,849,600
64,000	Cherokee, Inc. (a)	1,167,360	4,800	NIKE, Inc., Class B	384,672
7,900	Chipotle Mexican Grill, Inc. (a)(b)	1,358,800	38,900	Papa John’s International, Inc. (a)(b)	1,026,182
36,800	Choice Hotels International, Inc. (a)	1,341,728	83,600	PetSmart, Inc. (a)	2,926,000
25,000	Church & Dwight Co., Inc.	1,623,500	23,900	Polaris Industries, Inc. (a)	1,555,890
100,000	Cintas Corp.	2,755,000	63,700	RadioShack Corp. (a)	1,358,721
97,500	Coach, Inc. (a)	4,188,600	34,500	Rent-A-Center, Inc. (a)	772,110
10,000	Coinstar, Inc. (b)	429,900	316,000	Robert Half International, Inc. (a)	8,216,000
500,000	Comcast Corp., Special Class A (c)	8,505,000	109,200	Rollins, Inc. (a)	2,553,096
113,800	Costco Wholesale Corp. (c)	7,338,962	60,605	Royal Caribbean Cruises, Ltd. (a)(b)(c)	1,910,876
257,636	CVS Caremark Corp. (a)(c)	8,107,805	123,500	RR Donnelley & Sons Co. (a)	2,094,560
21,900	Deckers Outdoor Corp. (a)(b)	1,094,124	17,588	Sears Holdings Corp. (b)	1,268,798
7,000	DeVry, Inc.	344,470	384,000	Shenzhen Expressway Co., Ltd., Class H	200,937
95,100	DIRECTV, Class A (a)(b)	3,959,013	810,000	Sichuan Expressway Co., Ltd., Class H	542,864
220,000	eBay, Inc. (b)	5,368,000	70,200	Starbucks Corp. (a)	1,795,716
70,900	Ennis, Inc. (a)	1,268,401	6,000	Starwood Hotels & Resorts Worldwide, Inc. (a)	315,300
126,900	Equifax, Inc. (a)	3,959,280	50,800	The Cato Corp., Class A (a)	1,359,408
46,800	Factset Research Systems, Inc. (a)	3,796,884	55,000	The Cheesecake Factory, Inc. (a)(b)	1,455,850
27,000	Ford Motor Co. (a)(b)	330,480	39,300	The Corporate Executive Board Co. (a)	1,240,308
39,000	Fossil, Inc. (a)(b)	2,097,810	54,400	The Finish Line, Inc., Class A (a)	756,704
47,400	Gartner, Inc. (a)(b)	1,395,456	100,950	The Walt Disney Co. (a)(c)	3,342,454
101,600	Genpact, Ltd. (a)(b)	1,801,368	27,200	The Warnaco Group, Inc. (a)(b)	1,390,736
375,000	H&R Block, Inc.	4,856,250	72,200	TIBCO Software, Inc. (a)(b)	1,280,828
29,800	Hasbro, Inc. (a)	1,326,398	68,300	Tim Hortons, Inc. (a)	2,486,803
38,400	Hibbett Sports, Inc. (a)(b)	958,080	10,800	TJX Cos., Inc. (a)	482,004
111,200	Hillenbrand, Inc. (a)	2,391,912	38,200	Toro Co. (a)	2,147,986
52,300	HNI Corp. (a)	1,504,148	250,000	Total System Services, Inc.	3,810,000
19,800	Hospira, Inc. (a)(b)	1,128,798	160,000	Toyota Industries Corp., Unsponsored ADR (b)	4,269,088
101,100	IAC/InterActiveCorp. (a)(b)	2,655,897	45,400	TRW Automotive Holdings Corp. (a)(b)	1,886,824
50,000	International Game Technology	722,500	149,400	ValueClick, Inc. (a)(b)	1,954,152
13,700	ITT Educational Services, Inc. (a)(b)	962,699	413,000	Viacom, Inc., Class B	14,946,470
190,000	Jiangsu Expressway Co., Ltd., Class H	199,089	49,600	Viad Corp. (a)	959,264
43,500	Las Vegas Sands Corp. (b)	1,515,975	76,000	WABCO Holdings, Inc. (a)(b)	3,187,440
17,369	Lear Corp. (b)	1,370,935	54,642	Warner Music Group Corp. (b)	245,889
27,700	Liberty Global, Inc., Class A (a)(b)	853,437	37,600	Websense, Inc. (a)(b)	667,024
350,000	Liberty Media Corp. - Interactive, Class A (b)	4,798,500

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
21,900	Weight Watchers International, Inc. (a)	$683,061	281,500	ConocoPhillips (a)	$16,166,545
17,900	WESCO International, Inc. (a)(b)	703,291	62,800	Dawson Geophysical Co. (a)(b)	1,673,620
11,300	Williams-Sonoma, Inc.	358,210	113,400	El Paso Corp. (a)	1,403,892
90,400	Winnebago Industries, Inc. (a)(b)	941,968	19,557	EnCana Corp.	591,208
35,700	WMS Industries, Inc. (a)(b)	1,359,099	39,400	Exterran Holdings, Inc. (a)(b)	894,774
22,400	WW Grainger, Inc. (a)	2,668,064	10,000	Exxon Mobil Corp. (c)	617,900
236,000	Zhejiang Expressway Co., Ltd., Class H	222,652	21,800	FMC Technologies, Inc. (a)(b)	1,488,722
		241,747,602	52,400	Forest Oil Corp. (a)(b)	1,556,280
			30,800	Hess Corp. (a)	1,820,896
Consumer Staples - 5.3%			7,600	Holly Corp.	218,500
38,100	Brown-Forman Corp., Class B (a)	2,348,484	51,400	Imperial Oil, Ltd. (a)	1,943,948
30,600	Campbell Soup Co. (a)	1,093,950	24,200	Lufkin Industries, Inc. (a)	1,062,380
260,000	Clorox Co.	17,357,600	111,100	Marathon Oil Corp. (a)	3,677,410
53,600	ConAgra Foods, Inc. (a)	1,175,984	27,200	Murphy Oil Corp. (a)	1,684,224
29,425	CSS Industries, Inc.	508,758	70,800	Nexen, Inc. (a)	1,423,080
70,500	Deluxe Corp. (a)	1,348,665	16,500	Oil States International, Inc. (a)(b)	768,075
57,000	Diageo PLC, ADR (a)	3,933,570	186,600	Patterson-UTI Energy, Inc. (a)	3,187,128
43,200	Elizabeth Arden, Inc. (a)(b)	863,568	296,800	Pioneer Drilling Co. (a)(b)	1,893,584
40,400	H.J. Heinz Co. (a)	1,913,748	31,400	SM Energy Co. (a)	1,176,244
19,700	Hansen Natural Corp. (a)(b)	918,414	44,747	Suncor Energy, Inc.	1,456,515
75,200	Health Net, Inc. (a)(b)	2,044,688	26,700	Unit Corp. (a)(b)	995,643
60,700	Herbalife, Ltd. (a)	3,663,245	63,500	Valero Energy Corp. (a)	1,111,885
85,000	Humana, Inc. (a)(b)(c)	4,270,400	62,900	W&T Offshore, Inc. (a)	666,740
30,000	Iron Mountain, Inc.	670,200	61,896	Whiting Petroleum Corp. (a)(b)	5,911,687
75,000	Lancaster Colony Corp.	3,562,500			65,980,797
80,000	McCormick & Co., Inc., Non-Voting Shares	3,363,200
420,000	PepsiCo, Inc. (c)	27,904,800	Financial – 6.8%
176,100	Philip Morris International, Inc. (a)(c)	9,865,122	9,540	ADFITECH, Inc. (b)	24,804
12,500	Ralcorp Holdings, Inc. (a)(b)	731,000	27,100	Aflac, Inc. (a)	1,401,341
129,700	Res-Care, Inc. (a)(b)	1,721,119	57,000	American Express Co. (c)	2,395,710
200,000	Sysco Corp.	5,704,000	34,300	Ameriprise Financial, Inc. (a)	1,623,419
451,000	The Coca-Cola Co. (a)(c)	26,392,520	108,200	Apartment Investment & Management Co. REIT (a)	2,313,316
16,400	The J.M. Smucker Co. (a)	992,692	120,000	Arthur J. Gallagher & Co.	3,164,400
161,000	The Procter & Gamble Co. (a)(c)	9,655,170	45,000	Aspen Insurance Holdings, Ltd. (a)	1,362,600
73,550	Viterra, Inc. (b)	641,928	33,300	Axis Capital Holdings, Ltd. (a)	1,096,902
376,700	Walgreen Co. (a)(c)	12,619,450	22,300	Bancfirst Corp. (a)	902,258
73,200	Wal-Mart Stores, Inc. (a)(c)	3,917,664	74,500	Bank of America Corp.	976,695
6,900	Whole Foods Market, Inc. (b)(c)	256,059	56,300	Bank of Hawaii Corp. (a)	2,528,996
		149,438,498	53,000	Bank of the Ozarks, Inc. (a)	1,965,770
			149	Berkshire Hathaway, Inc., Class A (a)(b)	18,550,500
Energy - 2.3%			49,860	Berkshire Hathaway, Inc., Class B (a)(b)	4,122,425
7,900	Apache Corp. (a)	772,304	53,530	Brookfield Asset Management, Inc., Class A	1,518,646
41,200	Atlas Energy, Inc. (a)(b)	1,179,968	17,000	Brookfield Properties Corp.	263,840
121,400	Basic Energy Services, Inc. (a)(b)	1,034,328	4,300	Capital One Financial Corp. (a)	170,065
48,708	Canadian Natural Resources, Ltd.	1,685,296	18,400	CB Richard Ellis Group, Inc.,	336,352
55,138	Canadian Oil Sands Trust	1,364,383	25,000	City National Corp. (a)	1,326,750
19,557	Cenovus Energy, Inc.	562,655	10,352	CME Group, Inc. (a)	2,696,178
44,100	Chevron Corp. (a)	3,574,305	127,368	Cohen & Steers, Inc. (a)	2,763,886
18,100	Cimarex Energy Co. (a)	1,197,858	55,700	Commerce Bancshares, Inc. (a)	2,093,763
59,600	Complete Production Services, Inc. (a)(b)	1,218,820

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
54,600	Community Bank System, Inc. (a)	$1,256,346	23,500	Safety Insurance Group, Inc. (a)	$987,470
6,600	Credicorp, Ltd. (a)	751,740	27,700	Saul Centers, Inc. REIT (a)	1,162,015
23,400	Cullen/Frost Bankers, Inc. (a)	1,260,558	131,900	Singapore Exchange, Ltd.	904,675
95,300	Dime Community Bancshares, Inc. (a)	1,319,905	24,415	State Street Corp. (c)	919,469
29,900	Eaton Vance Corp. (a)	868,296	68,900	T. Rowe Price Group, Inc. (a)	3,449,478
51,700	Erie Indemnity Co., Class A (a)	2,898,302	65,800	Taubman Centers, Inc. REIT (a)	2,935,338
18,400	Everest Re Group, Ltd. (a)	1,591,048	301,160	The Bancorp, Inc. (b)	2,014,760
470	Fairfax Financial Holdings, Ltd.	191,343	408,028	The Bank of New York Mellon Corp. (a)(c)	10,661,772
40,000	Federal Realty Investment Trust REIT (a)	3,266,400	21,300	The Chubb Corp. (a)	1,213,887
7,500	First Citizens BancShares, Inc., Class A (a)	1,389,525	16,000	The Goldman Sachs Group, Inc. (c)	2,313,280
182,800	FNB Corp. (a)	1,564,768	21,200	The Hanover Insurance Group, Inc. (a)	996,400
112,030	Franklin Resources, Inc. (a)	11,976,007	34,300	The Macerich Co. REIT (a)	1,473,185
20,000	Genworth Financial, Inc. (b)	244,400	105,879	The NASDAQ OMX Group, Inc. (a)(b)	2,057,229
49,100	Hong Kong Exchanges and Clearing, Ltd.	966,958	22,450	The Progressive Corp.	468,532
163,300	Hudson City Bancorp, Inc. (a)	2,002,058	112,100	TNS, Inc. (a)(b)	1,900,095
37,743	Icahn Enterprises LP	1,385,168	35,600	UMB Financial Corp. (a)	1,264,156
24,600	Infinity Property & Casualty Corp. (a)	1,199,742	57,100	Universal American Corp. (a)	842,225
13,110	IntercontinentalExchange, Inc. (b)	1,372,879	223,083	Urbana Corp., Non Voting Class A (b)	253,676
153,900	International Bancshares Corp. (a)	2,599,371	246,000	Value Partners Group, Ltd.	171,845
44,400	Jones Lang LaSalle, Inc. (a)	3,830,388	37,100	Ventas, Inc. REIT (a)	1,913,247
80,000	Lender Processing Services, Inc.	2,658,400	25,150	Verisk Analytics, Inc., Class A (b)	704,451
78,800	Life Partners Holdings, Inc. (a)	1,499,564	32,416	Visa, Inc., Class A (a)	2,407,212
6,305	Mastercard, Inc., Class A	1,412,320	27,500	Waddell & Reed Financial, Inc. (a)	752,400
120,700	Meadowbrook Insurance Group, Inc. (a)	1,082,679	629,500	Wells Fargo & Co. (a)(c)	15,819,335
35,693	MF Global Holdings, Ltd. (b)	256,990	83,100	WesBanco, Inc. (a)	1,357,854
55,000	Moody’s Corp. (a)	1,373,900			193,391,994
49,900	National Health Investors, Inc. REIT (a)	2,198,594
10,275	Nationwide Health Properties, Inc. REIT (a)	397,334	Healthcare – 5.3%
36,900	NBT Bancorp, Inc. (a)	814,383	59,000	Abbott Laboratories (a)(c)	3,082,160
175,600	Net 1 UEPS Technologies, Inc. (a)(b)	2,029,936	48,500	Aetna, Inc. (a)	1,533,085
216,300	NewAlliance Bancshares, Inc. (a)	2,729,706	35,300	AMERIGROUP Corp. (a)(b)	1,499,191
7,645	Northern Trust Corp.	368,795	38,600	AmerisourceBergen Corp. (a)	1,183,476
73,172	NYSE Euronext (a)	2,090,524	44,400	Amgen, Inc. (a)(b)	2,446,884
76,000	optionsXpress Holdings, Inc. (a)(b)	1,167,360	74,800	Amsurg Corp. (a)(b)	1,307,504
537,070	PrivateBancorp, Inc. (a)	6,117,227	88,600	Angiodynamics, Inc. (a)(b)	1,350,264
20,600	ProAssurance Corp. (a)(b)	1,186,354	32,175	Baxter International, Inc. (c)	1,535,069
13,800	Protective Life Corp.	300,288	60,000	Beckman Coulter, Inc.	2,927,400
135,900	Provident Financial Services, Inc. (a)	1,679,724	204,920	Becton Dickinson and Co.	15,184,572
24,800	Public Storage REIT (a)	2,406,592	30,300	Biogen Idec, Inc. (a)(b)	1,700,436
50,800	Realty Income Corp. REIT (a)	1,712,976	329,000	Boston Scientific Corp. (a)(b)	2,016,770
28,500	RenaissanceRe Holdings, Ltd. (a)	1,708,860	165,300	Cardiome Pharma Corp. (a)(b)	1,008,330
200,000	Resource America, Inc., Class A	1,136,000	19,200	Cephalon, Inc. (a)(b)	1,198,848
24,100	RLI Corp. (a)	1,364,542	17,400	Cerner Corp. (a)(b)	1,461,426
70,100	S&T Bancorp, Inc. (a)	1,221,142	20,000	Covance, Inc. (b)	935,800
			100,000	Covidien PLC	4,019,000
			127,700	CR Bard, Inc. (a)	10,398,611
			43,500	Dendreon Corp. (a)(b)	1,791,330
			241,000	Exelixis, Inc. (a)(b)	944,720
			23,400	Gen-Probe, Inc. (a)(b)	1,133,964
			214,800	Geron Corp. (a)(b)	1,187,844
			24,800	Gilead Sciences, Inc. (a)(b)	883,128

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
44,400	Healthspring, Inc. (a)(b)	$1,147,296	2,400	Flowserve Corp. (a)	$262,608
29,089	Henry Schein, Inc. (a)(b)	1,704,034	35,100	Frontline, Ltd. (a)	997,893
73,400	Hill-Rom Holdings, Inc. (a)	2,634,326	12,600	Gardner Denver, Inc. (a)	676,368
52,300	ICU Medical, Inc. (a)(b)	1,950,267	20,100	Goodrich Corp. (a)	1,481,973
40,600	IDEXX Laboratories, Inc. (a)(b)	2,505,832	88,200	Graco, Inc. (a)	2,798,586
165,900	Johnson & Johnson (a)(c)	10,279,164	30,100	Greif, Inc., Class A (a)	1,771,084
37,000	Kinetic Concepts, Inc. (a)(b)	1,353,460	8,979	Guangshen Railway Co., Ltd., ADR	166,740
54,500	Lincare Holdings, Inc. (a)	1,367,405	71,100	JB Hunt Transport Services, Inc. (a)	2,467,170
35,000	Magellan Health Services, Inc. (a)(b)	1,653,400	347	Kansas City Southern (a)(b)	12,981
35,100	Medco Health Solutions, Inc. (a)(b)	1,827,306	49,200	KBR, Inc. (a)	1,212,288
40,000	Medifast, Inc. (a)(b)	1,085,200	86,600	Knightsbridge Tankers, Ltd. (a)	1,636,740
118,400	Medtronic, Inc. (a)(c)	3,975,872	16,700	L-3 Communications Holdings, Inc. (a)	1,206,909
13,590	Mindray Medical International, Ltd., ADR	401,856	37,300	Lennox International, Inc. (a)	1,555,037
35,000	Perrigo Co.	2,247,700	11,300	Lincoln Electric Holdings, Inc. (a)	653,366
1,200,000	Pfizer, Inc.	20,604,000	145,000	Lockheed Martin Corp. (a)(c)	10,335,600
175,000	Quest Diagnostics, Inc. (a)	8,832,250	32,300	Methode Electronics, Inc. (a)	293,284
77,100	Quidel Corp. (a)(b)	847,329	72,600	Nalco Holding Co. (a)	1,830,246
286,500	Shandong Weigao Group Medical Polymer Co., Ltd., Class H (b)	816,055	50,000	Nordson Corp. (a)	3,684,500
210,700	St. Jude Medical, Inc. (a)(b)	8,288,938	16,005	Norfolk Southern Corp.	952,458
110,000	Stryker Corp.	5,505,500	56,700	Northrop Grumman Corp. (a)	3,437,721
13,700	Techne Corp. (a)	845,701	63,300	PerkinElmer, Inc. (a)	1,464,762
14,400	Teleflex, Inc. (a)	817,632	1,900	Precision Castparts Corp. (a)	241,965
102,700	The Medicines Co. (a)(b)	1,458,340	38,900	Quanex Building Products Corp. (a)	671,803
87,500	UnitedHealth Group, Inc.	3,072,125	19,586	Quanta Services, Inc. (b)	373,701
33,000	Universal Health Services, Inc., Class B (a)	1,282,380	43,900	Raytheon Co. (a)	2,006,669
51,289	Valeant Pharmaceuticals International, Inc. (a)	1,284,790	23,700	Rockwell Collins, Inc. (a)	1,380,525
45,900	Warner Chilcott PLC, Class A (a)	1,029,996	53,200	Rofin-Sinar Technologies, Inc. (a)(b)	1,350,216
28,000	WellPoint, Inc. (b)	1,585,920	52,100	Rogers Corp. (a)(b)	1,640,108
21,900	Zimmer Holdings, Inc. (a)(b)	1,146,027	46,900	Simpson Manufacturing Co., Inc. (a)	1,209,082
		152,279,913	44,600	Sonoco Products Co. (a)	1,491,424
			14,300	SPX Corp. (a)	904,904
Industrial – 3.6%			22,100	Teledyne Technologies, Inc. (a)(b)	880,022
			10,700	Terex Corp. (a)(b)	245,244
32,600	3M Co. (a)	2,826,746	118,450	The Boeing Co. (a)(c)	7,881,663
14,500	Actuant Corp., Class A	332,920	110,000	The Brink’s Co.	2,530,000
69,200	Applied Industrial Technologies, Inc. (a)	2,117,520	617,000	Tianjin Port Development Holdings, Ltd.	144,730
46,600	Aptargroup, Inc. (a)	2,128,222	25,000	Towers Watson & Co., Class A	1,229,500
8,700	BE Aerospace, Inc. (a)(b)	263,697	60,400	UAL Corp. (a)(b)	1,427,252
1,356,000	Beijing Capital International Airport Co., Ltd., Class H	713,054	15,246	Union Pacific Corp.	1,247,123
284,628	Cemex SAB de CV, ADR (a)(b)	2,419,338	98,150	United Parcel Service, Inc., Class B (a)	6,545,623
56,700	Chicago Bridge & Iron Co. NV (a)(b)	1,386,315	540	USG Corp. (a)(b)	7,123
10,000	CNH Global NV (a)(b)	366,400	16,600	Waters Corp. (a)(b)	1,174,948
46,625	CSX Corp. (a)	2,579,295	96,600	Zebra Technologies Corp. (a)(b)	3,249,624
19,600	Cummins, Inc. (a)	1,775,368			102,822,504
27,900	Dolby Laboratories, Inc., Class A (a)(b)	1,584,999
60,100	Encore Wire Corp. (a)	1,232,651	Information Technology – 4.6%
76,800	Energizer Holdings, Inc. (a)(b)	5,163,264	200,000	Accenture PLC, Class A (a)	8,498,000
38,400	EnPro Industries, Inc. (a)(b)	1,201,152	100,100	ACI Worldwide, Inc. (a)(b)	2,241,239
			254,400	Activision Blizzard, Inc. (a)	2,752,608
			32,800	Advent Software, Inc. (a)(b)	1,711,832
			19,900	Alliance Data Systems Corp. (a)(b)	1,298,674

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
62,400	Altera Corp. (a)	$1,881,984	84,200	SRA International, Inc., Class A (a)(b)	$1,660,424
66,700	ATMI, Inc. (a)(b)	991,162	72,500	Symantec Corp. (a)(b)	1,099,825
51,000	Autodesk, Inc. (a)(b)	1,630,470	51,800	Teradata Corp. (a)(b)	1,997,408
250,000	Automatic Data Processing, Inc. (a)	10,507,500	92,800	Texas Instruments, Inc. (a)	2,518,592
162,270	Broadridge Financial Solutions, Inc.	3,711,115	171,800	United Online, Inc. (a)	982,696
78,200	CA, Inc. (a)	1,651,584	43,000	Varian Semiconductor Equipment Associates, Inc. (a)(b)	1,237,540
86,500	CGI Group, Inc., Class A (a)(b)	1,300,095	54,900	Xilinx, Inc. (a)	1,460,889
68,300	Check Point Software Technologies, Ltd. (a)(b)	2,522,319			131,203,500
6,000	Citrix Systems, Inc. (b)	409,440
96,750	Computershare, Ltd.	911,758	Materials – 1.0%
170,000	Corning, Inc.	3,107,600	17,600	Agrium, Inc. (a)	1,319,824
23,000	Cree, Inc. (a)(b)	1,248,670	51,762	Anglo American PLC, ADR	1,028,511
46,900	DST Systems, Inc. (a)	2,102,996	15,000	BHP Billiton, Ltd., ADR	1,144,800
40,800	Dun & Bradstreet Corp. (a)	3,024,912	30,000	Compass Minerals International, Inc.	2,298,600
148,000	Electronics for Imaging, Inc. (a)(b)	1,793,760	34,200	Cytec Industries, Inc. (a)	1,928,196
103,600	Epicor Software Corp. (a)(b)	901,320	30,750	Franco-Nevada Corp.	967,419
88,900	Fiserv, Inc. (a)(b)	4,784,598	11,274	Freeport-McMoRan Copper & Gold, Inc.	962,687
169,100	GT Solar International, Inc. (a)(b)	1,415,367	60,600	International Flavors & Fragrances, Inc. (a)	2,940,312
13,900	Harris Corp. (a)	615,631	14,300	Lubrizol Corp. (a)	1,515,371
182,400	Hewlett-Packard Co. (c)	7,673,568	50,800	Minerals Technologies, Inc. (a)	2,993,136
12,000	Informatica Corp. (b)	460,920	7,625	Potash Corp. of Saskatchewan, Inc.	1,098,305
185,400	Integrated Device Technology, Inc. (a)(b)	1,084,590	38,700	Potlatch Corp. (a)	1,315,800
31,500	Intel Corp. (a)	605,745	22,800	PPG Industries, Inc. (a)	1,659,840
10,600	International Business Machines Corp. (a)(c)	1,421,884	16,804	Rio Tinto PLC, ADR	986,899
62,100	Intersil Corp., Class A (a)	725,949	15,500	Schnitzer Steel Industries, Inc. (a)	748,340
31,600	Intuit, Inc. (a)(b)	1,384,396	26,800	Sigma-Aldrich Corp. (a)	1,618,184
60,000	Jack Henry & Associates, Inc.	1,530,000	37,800	Southern Copper Corp. (a)	1,327,536
23,700	Lam Research Corp. (a)(b)	991,845	19,000	The Sherwin-Williams Co. (a)	1,427,660
172,900	Lawson Software, Inc. (a)(b)	1,464,463			27,281,420
36,000	Lexmark International, Inc., Class A (a)(b)	1,606,320
61,900	Logitech International SA (a)(b)	1,077,060	Telecommunication Services – 1.7%
258,300	LSI Corp. (a)(b)	1,177,848	48,600	Amdocs, Ltd. (a)(b)	1,392,876
32,900	Manhattan Associates, Inc. (a)(b)	965,615	41,400	American Tower Corp., Class A (a)(b)	2,122,164
73,400	MICROS Systems, Inc. (a)(b)	3,107,022	15,200	CBS Corp., Class B	241,072
688,925	Microsoft Corp. (a)(c)	16,871,773	98,500	Gannett Co., Inc. (a)	1,204,655
181,900	MIPS Technologies, Inc. (a)(b)	1,769,887	2,100,000	News Corp., Class A	27,426,000
24,722	MSCI, Inc., Class A (b)	821,018	8,200	NII Holdings, Inc. (b)	337,020
33,100	NetApp, Inc. (a)(b)	1,648,049	35,900	Plantronics, Inc. (a)	1,212,702
52,700	Novellus Systems, Inc. (a)(b)	1,400,766	8,500	SBA Communications Corp., Class A (a)(b)	342,550
83,500	QLogic Corp. (a)(b)	1,472,940	69,300	Time Warner, Inc. (a)	2,124,045
71,800	Quest Software, Inc. (a)(b)	1,765,562	22,300	United States Cellular Corp. (a)(b)	1,025,131
53,400	Red Hat, Inc. (a)(b)	2,189,400	61,000	Virgin Media, Inc. (a)	1,404,220
26,000	Research In Motion, Ltd. (a)(b)	1,265,940	401,000	Vodafone Group PLC, ADR (a)	9,948,810
7,800	Riverbed Technology, Inc. (a)(b)	355,524			48,781,245
5,600	Salesforce.com, Inc. (a)(b)	626,080
30,600	SanDisk Corp. (a)(b)	1,121,490	Utilities – 1.0%
115,100	SEI Investments Co. (a)	2,341,134	71,900	Calpine Corp. (b)	895,155
6,900	Solera Holdings, Inc. (a)	304,704	43,000	Cleco Corp. (a)	1,273,660
			27,400	DPL, Inc. (a)	715,962

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description		Value	Shares	Security Description	Rate		Value
5,000	DTE Energy Co.		$229,650	Healthcare - 0.3%
87,800	Edison International (a)		3,019,442	16,618	Alere, Inc. (a)	3.00%		$3,656,043
109,200	El Paso Electric Co. (a)(b)		2,596,776	70	Healthsouth Corp. (a)(e)	6.50		61,180
41,100	Energen Corp. (a)		1,879,092	3,636	Healthsouth Corp., Series A (a)	6.50		3,177,864
19,100	Entergy Corp. (a)		1,461,723	49,522	Omnicare Capital Trust II, Series B (a)	4.00		1,863,265
57,300	Exelon Corp. (a)		2,439,834					8,758,352
88,000	Great Plains Energy, Inc. (a)		1,663,200
35,900	IDACORP, Inc. (a)		1,289,528
32,500	ITC Holdings Corp. (a)		2,023,125	Industrial - 0.1%
60,400	New Jersey Resources Corp. (a)		2,368,888	53,430	Continental Airlines Finance Trust II (a)	6.00		1,916,801
54,200	NRG Energy, Inc. (a)(b)		1,128,444	1,118	Kansas City Southern (a)	5.13		1,450,885
32,500	OGE Energy Corp. (a)		1,295,775					3,367,686
60,000	Public Service Enterprise Group, Inc. (a)		1,984,800
75,100	Questar Corp. (a)		1,316,503
			27,581,557	Utilities - 0.0%
				18,200	PPL Corp. (a)	9.50		1,036,854
Total Common Stock
(Cost $1,015,934,822)			1,140,509,030	Total Preferred Stock
				(Cost $40,275,051)				49,037,396
Shares		Rate
Preferred Stock – 1.7%				Total Equity Securities
				(Cost $1,056,209,873)				1,189,546,426
Consumer Discretionary – 0.6%
7,819	Callaway Golf Co., Series B (e)	7.50%	911,891
4,564	Callaway Golf Co., Series B (a)	7.50	532,277	Principal		Rate	Maturity
87,787	Ford Motor Co. Capital Trust II (a)	6.50	4,241,209	Fixed Income Securities - 33.5%
13,829	Newell Financial Trust I (a)	5.25	550,567	Asset Backed Obligations - 7.5%
100,978	Retail Ventures, Inc. (a)	6.63	4,976,196	$4,095,000	ACE Securities Corp., Series 2006-HE1 A2D (f)	0.56%	02/25/36	1,913,016
6,350	The Interpublic Group of Cos., Inc., Series B	5.25	6,254,750	140,543	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (a)(f)	5.23	03/25/36	95,602
			17,466,890	114,481	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (a)(f)	5.71	03/25/36	77,333
				4,372,599	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (f)	0.41	03/25/37	1,915,754
Consumer Staples – 0.1%				2,077,992	Aerco, Ltd., Series 2A A3 (a)(e)(f)	0.72	07/15/25	1,459,790
23,206	Bunge, Ltd. (a)	4.88	2,024,723	956,685	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (a)(e)(f)(g)	0.52	06/14/37	825,141
				205,088	Alliance Bancorp Trust, Series 2007-OA1 A1 (f)	0.50	07/25/37	108,199
Energy – 0.1%				1,000,000	Alta Wind Holdings, LLC (e)	7.00	06/30/35	1,061,472
49,618	Goodrich Petroleum Corp., Series B (a)	5.38	1,637,394	1,015,000	American Airlines Pass Through Trust, Series 2001-02 (a)	7.86	10/01/11	1,063,212
8,302	SandRidge Energy, Inc. (a)	8.50	866,332
			2,503,726

Financial – 0.5%
87,199	2009 Dole Food Automatic Common Exchange Security Trust (a)(e)	7.00	851,551
158,056	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00	3,698,510
65,428	AMG Capital Trust II (a)	5.15	2,375,854
3,139	Bank of America Corp., Series L (a)	7.25	3,080,928
15,535	KeyCorp, Series A (a)	7.75	1,666,129
1,371	SLM Corp., Series C (a)	7.25	822,943
1,375	Wells Fargo & Co., Series L	7.50	1,383,250
			13,879,165

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$616,406	American Airlines Pass Through Trust, Series 2009-1A	10.38%	07/02/19	$721,195	$201,121	Banc of America Funding Corp., Series 2007-E 4A1 (f)	5.72%	07/20/47	$140,842
990,000	American Home Mortgage Assets, Series 2007-4 A2 (f)	0.45	08/25/37	722,968	110,000	Bayview Financial Acquisition Trust, Series 2005-D AF3 (a)(f)	5.50	12/28/35	103,946
1,055,000	Argent Securities, Inc., Series 2005-W5 A2D (f)	0.58	01/25/36	474,019	349,166	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (a)(f)	5.64	08/25/47	258,473
242,443	Asset Backed Funding Certificates, Series 2006-HE1 M2 (f)	0.54	01/25/37	345	1,250,160	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (f)	2.98	05/25/35	902,438
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(f)	1.51	05/25/37	75,122	266,544	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (a)(f)	0.53	10/25/35	166,688
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (f)	1.26	06/25/37	693,663	519,564	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (f)	4.79	02/25/36	374,033
1,216,288	Astoria Depositor Corp. (e)	8.14	05/01/21	1,207,166	263,024	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (a)(f)	5.23	03/25/36	138,509
1,259,078	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (a)(e)(f)(g)	0.65	11/14/33	1,043,461	1,702,077	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (f)	0.45	05/25/36	870,177
370,761	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (a)	6.00	09/25/35	312,924	1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (f)	0.39	07/25/37	866,627
106,647	Banc of America Funding Corp., Series 2006-E 2A1 (a)(f)	5.70	06/20/36	70,370	422,574	BNC Mortgage Loan Trust, Series 2007-4 A3A (f)	0.51	11/25/37	403,577
401,994	Banc of America Funding Corp., Series 2006-F 1A1 (a)(f)	5.07	07/20/36	354,042	795,246	Centex Home Equity, Series 2005-C AF6 (h)	4.64	06/25/35	790,701
275,769	Banc of America Funding Corp., Series 2006-H 6A1 (f)	0.45	10/20/36	153,181	1,300,000	Centex Home Equity, Series 2006-A AV4 (f)	0.51	06/25/36	819,673
580,963	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	437,948	125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (a)(f)	5.18	12/25/35	111,535
					568,529	Chaseflex Trust, Series 2007-1 2A9 (a)	6.00	02/25/37	399,879

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (h)	6.04%	09/25/36	$1,047,352	$1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 M2 (f)	0.53%	06/25/37	$12,944
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (h)	6.05	03/25/37	1,169,683	3,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (f)	1.31	07/25/37	1,826,895
75,000	Citigroup Commerical Mortgage Trust, Series 2007-C6 A4 (a)(f)	5.89	12/10/49	80,440	285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (a)(f)	1.56	07/25/37	114,278
380,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (h)	5.92	03/25/36	233,234	1,025,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4	5.32	12/11/49	1,064,295
2,850,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (f)	0.43	07/25/45	1,156,255	160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 A4 (a)(f)	5.89	11/15/44	173,256
415,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (f)	0.53	01/25/37	6,348	204,985	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	152,941
195,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M2 (f)	0.55	01/25/37	1,624	75,375	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (a)	5.75	04/25/37	57,564
942,453	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (f)	5.81	07/25/37	702,954	1,250,000	Conseco Finance, Series 2002-C BF1 (f)	8.00	06/15/32	1,292,806
3,110,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (f)	0.46	01/25/37	1,430,088	1,276,000	Conseco Financial Corp., Series 1996-10 M1 (f)	7.24	11/15/28	1,328,445
1,397,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (f)	0.44	03/25/37	761,560	98,229	Continental Airlines Pass Through Trust, Series 2007-1 A	5.98	04/19/22	101,913
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (f)	0.66	03/25/37	295,045	495,650	Continental Airlines Pass Through Trust, Series 2007-1 B (a)	6.90	04/19/22	475,824
925,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (f)	0.42	06/25/37	618,702	815,642	Continental Airlines Pass Through Trust, Series 2009-1 A	9.00	07/08/16	937,988

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,067,767	Coso Geothermal Power Holdings (e)	7.00%	07/15/26	$1,065,801	$398,166	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00%	08/25/37	$310,869
83,442	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	77,808	659,076	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (f)	0.35	04/25/47	618,174
282,603	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (f)	5.59	10/25/35	215,429	1,740,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (f)	0.38	06/25/47	1,344,447
103,601	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (a)	5.50	11/25/35	83,044	651,389	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (f)	1.16	10/25/47	438,607
532,645	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	471,177	2,120,000	Countrywide Asset-Backed Certificates, Series 2007-5 2A2 (f)	0.43	09/25/47	1,715,315
850,000	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	666,466	1,027,000	Countrywide Asset-Backed Certificates, Series 2007-7 2A2 (f)	0.42	10/25/47	844,028
662,649	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (f)	0.53	08/25/35	382,615	76,186	Countrywide Asset-Backed Certificates, Series 2007-9 2A1 (a)(f)	0.32	06/25/47	72,540
418,567	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (a)(f)	0.58	12/25/36	207,992	1,786,083	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (f)	3.13	04/20/35	1,312,240
67,500	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (a)	5.25	05/25/21	45,162	1,010,890	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (a)(f)	5.46	06/25/47	783,153
2,178,713	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (f)	1.35	08/25/46	1,199,793	502,102	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (a)(f)	5.87	06/25/47	447,864
4,528,522	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (f)	0.42	02/25/47	2,881,320	134,836	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (a)(f)	5.79	09/25/47	104,494
491,743	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	388,911

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$635,232	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB2 3A1 (a)(f)	5.11%	02/25/47	$385,939	$1,587,827	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 M2 (f)	0.56%	10/25/36	$6,119
29,406	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (f)	2.81	10/25/33	27,534	564,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (f)	0.37	11/25/36	247,749
200,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5 A3 (a)(f)	5.10	08/15/38	209,563	3,520,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (f)	0.49	11/25/36	1,416,008
1,186,804	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (a)(f)	0.86	07/25/36	505,887	3,192,935	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (a)(h)	4.95	02/25/37	2,125,401
283,550	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (a)	6.00	10/25/21	233,578	1,563,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB4 M1 (f)	0.58	04/25/37	9,345
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	588,794	1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (f)	0.51	04/25/37	603,892
3,655,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (f)	0.41	05/25/36	2,256,091	1,240,320	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (f)	5.90	05/25/37	781,929
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (f)	0.50	10/25/36	560,644	550,000	Delta Air Lines Pass Through Trust, Series 2000-1 A-2	7.57	11/18/10	556,627
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (f)	0.37	10/25/36	1,407,423	1,285,116	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,285,116
					350,677	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2 A5B (h)	6.09	06/25/36	193,204

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,417,121	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (f)	0.42%	01/25/47	$523,783	$930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (f)	0.40%	01/25/38	$442,579
2,044,164	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (f)	1.14	04/25/47	1,263,506	1,290,565	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (f)	2.33	05/25/35	871,309
3,957,179	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (f)	0.40	04/19/48	2,634,168	745,161	First Horizon Alternative Mortgage Securities, Series 2006-AA2 2A1 (a)(f)	6.06	05/25/36	394,942
325,968	Dynegy Roseton/Danskammer Pass Through Trust, Series A (a)	7.27	11/08/10	325,967	672,735	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25	02/25/37	494,421
2,015,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B (a)	7.67	11/08/16	1,868,912	791,301	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (a)(f)	0.63	02/25/37	420,170
4,500,000	Ellington Loan Acquisition Trust, Series 2007-2 A2C (e)(f)	1.36	05/25/37	2,622,917	1,130,000	First Horizon Asset Securities, Inc., Series 2005-AR6 2A1B (a)(f)	5.51	01/25/36	751,708
1,200,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (f)	0.45	04/25/37	569,807	4,250,000	First NLC Trust, Series 2005-4 A4 (f)	0.65	02/25/36	2,237,519
77,935	Equity One ABS, Inc., Series 2002-4 M1 (a)(f)	5.22	02/25/33	66,583	324,268	FPL Energy National Wind Portfolio, LLC (a)(e)	6.13	03/25/19	309,855
2,396,040	Fieldstone Mortgage Investment Corp., Series 2006-2 2A3 (f)	0.53	07/25/36	940,727	224,540	FPL Energy Wind Funding, LLC (a)(e)	6.88	06/27/17	218,926
2,800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11 2A3 (f)	0.41	08/25/36	1,434,332	200,000	GE Capital Commercial Mortgage Corp., Series 2006-C1 A3 (a)(f)	5.51	03/10/44	216,512
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (a)(f)	0.49	12/25/37	10,631	1,150,000	GE Corporate Aircraft Financing, LLC, Series 2005-1A C (a)(e)(f)(g)	1.56	08/26/19	989,000
					358,333	GE Seaco Finance SRL, Series 2004-1A A (e)(f)(g)	0.56	04/17/19	341,312

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,085,000	GE Seaco Finance SRL, Series 2005-1A A (a)(e)(f)(g)	0.51%	11/17/20	$1,010,406	$1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (a)(f)	3.87%	08/25/34	$1,324,633
1,125,302	Genesis Funding, Ltd., Series 2006-1A G1 (a)(e)(f)(g)	0.50	12/19/32	948,067	365,564	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (f)	3.02	10/25/35	275,110
307,160	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	304,967	1,600,170	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (f)	4.65	05/25/47	1,187,617
170,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1 A7 (a)(f)	5.32	06/10/36	186,476	20,815	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (a)(f)	0.66	11/19/34	14,850
1,305,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (f)	6.08	07/10/38	1,432,002	221,147	Harborview Mortgage Loan Trust, Series 2006-3 2A1A (a)(f)	6.23	06/19/36	142,675
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 (a)	5.44	03/10/39	190,076	1,970,930	Harborview Mortgage Loan Trust, Series 2007-5 A1A (f)	0.45	09/19/37	1,165,214
878,589	GSAA Trust, Series 2005-12 AF3 (f)	5.07	09/25/35	708,867	303,301	Homebanc Mortgage Trust, Series 2004-1 2A (f)	1.12	08/25/29	217,583
1,630,000	GSAA Trust, Series 2005-7 AF3 (f)	4.75	05/25/35	1,503,674	339,229	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (a)(f)	5.70	09/25/37	225,968
1,786,007	GSAA Trust, Series 2006-16 A1 (f)	0.32	10/25/36	920,441	900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (f)	0.50	03/20/36	726,215
1,786,203	GSAA Trust, Series 2006-19 A1 (f)	0.35	12/25/36	871,345	50,456	HSBC Home Equity Loan Trust, Series 2006-4 A2F (a)(h)	5.32	03/20/36	50,690
1,761,123	GSAA Trust, Series 2006-20 1A1 (f)	0.33	12/25/46	891,200	800,000	HSBC Home Equity Loan Trust, Series 2006-4 A3V (f)	0.41	03/20/36	757,438
1,420,832	GSAA Trust, Series 2006-9 A4A (f)	0.50	06/25/36	708,471	625,000	HSBC Home Equity Loan Trust, Series 2007-1 M1 (f)	0.64	03/20/36	351,618
2,503,163	GSAA Trust, Series 2007-3 1A1B (f)	0.36	03/25/47	250,455	2,200,000	HSBC Home Equity Loan Trust, Series 2007-1 M2 (f)	0.74	03/20/36	1,069,000
1,829,015	GSAA Trust, Series 2007-4 A1 (f)	0.36	03/25/37	889,173	1,300,000	HSBC Home Equity Loan Trust, Series 2007-2 M1 (a)(f)	0.57	07/20/36	796,636
1,650,000	GSAA Trust, Series 2007-5 2A3A (f)	0.58	04/25/47	845,514
523,321	GSR Mortgage Loan Trust, Series 2004-14 3A2 (f)	3.47	12/25/34	353,982

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,000,000	HSBC Home Equity Loan Trust, Series 2007-2 M2 (f)	0.63%	07/20/36	$420,345	$1,000,594	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (f)	3.38%	05/25/36	$473,311
669,867	HSBC Home Equity Loan Trust, Series 2007-3 APT (a)(f)	1.46	11/20/36	610,663	587,139	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (a)(f)	5.62	05/25/36	322,710
1,390,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (f)	2.51	11/20/36	735,081	450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (a)(f)	5.98	12/25/35	183,975
1,540,000	Indiantown Cogeneration LP, Series A-10 (a)	9.77	12/15/20	1,713,536	1,015,470	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (f)	5.18	05/25/37	566,733
105,309	Indymac INDA Mortgage Loan Trust, Series 2006-AR1 A1 (a)(f)	5.68	08/25/36	101,923	3,437,044	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (f)	5.25	05/25/37	1,975,283
341,359	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (a)(f)	5.95	11/25/37	294,949	1,350,000	Indymac Residential Asset Backed Trust, Series 2007-A 2A4A (f)	0.58	04/25/47	582,478
813,582	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (f)	1.12	09/25/34	539,381	1,471,405	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (f)	0.75	08/15/16	1,329,782
462,552	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (a)(f)	2.81	05/25/35	296,791	1,835,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (f)	6.30	09/25/36	942,372
1,390,557	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(f)	5.61	08/25/36	704,885	1,240,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (f)	6.05	11/25/36	857,365
120,162	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (a)(f)	5.54	09/25/36	67,038	352,490	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (f)	0.36	06/25/37	332,034
249,802	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (a)(f)	0.43	11/25/36	119,365	165,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 A4 (a)(f)	6.06	04/15/45	183,176
561,941	Indymac Index Mortgage Loan Trust, Series 2006-AR3 2A1A (a)(f)	5.62	03/25/36	315,388
385,194	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (f)	5.63	01/25/37	313,542

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44%	06/12/47	$1,963,669	$189,943	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (a)(f)	5.72%	04/25/37	$166,721
1,175,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (a)(f)	5.93	02/12/49	1,290,140	330,000	LB-UBS Commercial Mortgage Trust, Series 2003-C8 A4 (a)(f)	5.12	11/15/32	360,353
1,380,000	JP Morgan Mortgage Acquisition Corp., Series 2006-CH1 A4 (f)	0.40	07/25/36	1,090,931	278,644	Lehman XS Trust, Series 2005-6 1A1 (f)	0.52	11/25/35	134,557
3,450,135	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (a)(f)	0.55	01/25/36	1,496,803	2,500,000	Lehman XS Trust, Series 2005-6 3A3A (h)	5.76	11/25/35	1,119,597
4,396,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (a)(f)	0.47	03/25/37	2,053,241	1,749,239	Lehman XS Trust, Series 2006-14N 3A2 (a)(f)	0.38	08/25/36	819,160
1,200,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A3 (f)	0.37	05/25/37	778,029	2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (f)	0.46	07/25/47	684,703
1,610,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH5 A3 (a)(f)	0.37	05/25/37	1,178,580	1,059,947	Lehman XS Trust, Series 2007-16N 2A2 (a)(f)	1.11	09/25/47	672,520
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (f)	0.54	03/25/47	1,194,408	1,700,000	MASTR Adjustable Rate Mortgages Trust, Series 2004-13 3A7 (f)	2.90	11/21/34	1,549,563
848,698	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (f)	5.43	08/25/35	839,583	371,168	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(f)	3.63	11/25/35	243,092
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (f)	5.75	04/25/36	167,066	3,092,160	MASTR Asset Backed Securities Trust, Series 2006-AM3 A4 (f)	0.50	10/25/36	1,186,225
2,500,000	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (a)(f)	5.75	04/25/36	2,144,621	885,000	MASTR Asset Backed Securities Trust, Series 2007-HE1 A3 (f)	0.47	05/25/37	414,691
					25,991	MASTR Seasoned Securities Trust, Series 2004-1 4A1 (a)(f)	3.15	10/25/32	23,053
					1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (f)	0.51	04/25/37	635,634

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,836,100	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (a)(f)	0.44%	06/25/37	$882,118	$1,605,000	Morgan Stanley ABS Capital I, Series 2006-NC3 A2D (f)	0.53%	03/25/36	$836,780
2,000,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (f)	0.51	06/25/37	952,721	890,000	Morgan Stanley Capital I, Series 2006-T21 A4 (a)(f)	5.16	10/12/52	965,621
3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (f)	0.51	07/25/37	1,445,844	1,365,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	1,447,855
1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (f)	5.17	12/12/49	1,193,343	165,000	Morgan Stanley Capital I, Series 2007-T27 A4 (a)(f)	5.80	06/11/42	183,301
675,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (f)	5.75	06/12/50	689,765	1,909,562	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (h)	6.42	08/25/36	1,120,381
686,574	Mid-State Trust, Series 2006-1A (e)	5.79	10/15/40	661,186	2,740,000	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (f)	5.96	06/25/36	1,585,516
833,023	Midwest Generation, LLC, Series B	8.56	01/02/16	823,651	337,971	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (a)	6.00	10/25/37	252,763
451,737	Mirant Mid Atlantic Pass Through Trust, Series B (a)	9.13	06/30/17	483,358	1,881,878	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (f)	0.35	12/25/36	899,535
608,934	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	672,872	1,857,329	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (f)	0.38	04/25/37	900,483
1,700,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (f)	0.55	01/25/36	942,124	2,700,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (f)	0.54	09/25/36	1,480,000
4,135,000	Morgan Stanley ABS Capital I, Series 2006-HE3 A2D (f)	0.51	04/25/36	1,686,964	2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (f)	0.41	03/25/37	1,582,309
1,900,000	Morgan Stanley ABS Capital I, Series 2006-HE5 A2C (f)	0.40	08/25/36	1,278,984	1,130,000	Nationstar Home Equity Loan Trust, Series 2007-C 2AV2 (a)(f)	0.39	06/25/37	852,721
4,000,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (f)	0.55	02/25/36	1,586,398	1,100,000	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (f)	0.60	04/25/37	448,742

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$1,896,213	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (f)	0.43%	12/25/36	$875,340	$1,030,000	Prudential Holdings, LLC (e)	8.70%	12/18/23	$1,308,311
526,690	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (h)	6.00	03/25/47	326,572	1,094,781	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	1,137,204
1,470,873	Nomura Home Equity Loan, Inc., Series 2005-HE1 M3 (f)	0.74	09/25/35	893,095	623,312	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (a)(f)	5.40	12/25/35	378,923
100,000	Northwest Airlines Pass Through Trust, Series 2001-1 A-2	6.84	04/01/11	102,500	872,425	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (f)	0.66	10/25/45	473,345
569,261	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (f)	5.64	12/25/35	541,869	862,609	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(f)	1.37	01/25/46	463,049
1,135,300	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (f)	0.53	07/25/36	521,544	519,892	Residential Accredit Loans, Inc., Series 2006-QS12 2A18 (a)	5.75	09/25/36	384,883
1,220,024	Option One Mortgage Loan Trust, Series 2006-3 2A2 (f)	0.36	02/25/37	812,941	395,096	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	252,946
1,620,000	Option One Mortgage Loan Trust, Series 2007-4 2A3 (f)	0.50	04/25/37	631,533	614,471	Residential Accredit Loans, Inc., Series 2006-QS7 A1 (a)	6.00	06/25/36	398,478
2,750,000	Option One Mortgage Loan Trust, Series 2007-5 2A4 (f)	0.56	05/25/37	1,022,959	555,086	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	369,855
1,335,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (f)	0.44	07/25/37	538,582	271,973	Residential Accredit Loans, Inc., Series 2007-QS5- A1	5.50	03/25/37	170,703
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (f)	0.51	07/25/37	318,320	542,186	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	364,169
1,020,000	Popular ABS Mortgage Pass-Through Trust, Series 2005-6 A5 (h)	6.09	01/25/36	638,245	1,038,421	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	661,383
1,745,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (a)(f)	0.57	06/25/47	806,381	556,462	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	569,415
					1,112,933	Residential Asset Mortgage Products, Inc., Series 2005-SL1 A3	7.50	05/25/32	1,060,026

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$628,941	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50%	09/25/36	$360,479	$2,254,000	Soundview Home Equity Loan Trust, Series 2007-OPT1 2A2 (f)	0.41%	06/25/37	$951,344
1,714,480	Residential Asset Securitization Trust, Series 2007-A5 1A2 (f)	0.66	05/25/37	703,996	3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (f)	0.51	07/25/37	1,195,099
1,615,000	Saxon Asset Securities Trust, Series 2006-3 A3 (f)	0.43	10/25/46	746,825	120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (f)	0.53	07/25/37	2,556
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (f)	0.41	01/25/47	611,229	500,000	Soundview Home Equity Loan Trust, Series 2007-OPT5 M2 (e)(f)	2.41	10/25/37	45,083
250,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (a)(f)	0.41	12/25/36	116,577	595,353	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (a)(f)	5.62	02/25/36	455,020
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (f)	0.40	01/25/37	1,150,579	845,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (f)	5.62	02/25/36	503,835
360,000	SGMS, Series 2006-OPT2 A3C	0.41	10/25/36	144,391	107,907	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (a)(f)	5.46	04/25/47	80,020
259,486	Soundview Home Equity Loan Trust, Series 2006-EQ1 A2 (f)	0.37	10/25/36	253,921	2,273,902	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (f)	0.46	10/25/36	1,355,710
1,930,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A3 (f)	0.42	10/25/36	1,126,308	2,369,116	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (f)	0.45	09/25/47	1,417,426
1,200,000	Soundview Home Equity Loan Trust, Series 2006-OPT1 2A4 (f)	0.53	03/25/36	699,982	4,073,328	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (f)	1.89	08/25/47	2,340,534
1,350,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (f)	0.50	07/25/36	574,020	1,850,000	Structured Asset Securities Corp., Series 2007-BC3 2A2 (a)(f)	0.40	05/25/47	1,240,807
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (f)	0.56	01/25/37	612,742

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$443,333	Textainer Marine Containers, Ltd., Series 2005-1A A (a)(e)(f)	0.51%	05/15/20	$410,652	$261,857	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (a)(f)	5.43%	12/25/36	$197,984
14,252,872	The FINOVA Group, Inc. (g)(i)	7.50	11/15/09	7,126	514,495	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (a)(f)	5.18	03/25/37	437,561
990,123	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (f)	0.48	06/25/47	955,958	758,673	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (f)	5.34	04/25/37	556,651
945,967	Triton Container Finance, LLC, Series 2006-1A (a)(e)(f)	0.43	11/26/21	851,965	1,801,745	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (a)(f)	1.09	02/25/47	1,069,696
745,313	Triton Container Finance, LLC, Series 2007-1A (a)(e)(f)	0.40	02/26/19	689,198	940,275	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (a)(f)	1.14	05/25/47	581,353
877,072	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	984,513	1,861,596	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (f)	1.20	07/25/47	1,193,283
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (a)(f)	5.13	08/15/35	356,983	809,822	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (f)	0.81	05/25/35	481,285
85,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28 A4 (a)	5.57	10/15/48	89,081	570,095	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (f)	0.76	06/25/35	348,918
18,163	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(f)	2.79	01/25/33	17,620	1,600,968	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	1,080,850
180,991	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (a)(f)	4.77	12/25/35	173,440
115,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR16 1A4A (a)(f)	5.01	12/25/35	91,810
441,671	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (a)(f)	5.66	10/25/36	337,941

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$605,236	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7 A1A (h)	6.09%	09/25/36	$470,842	$835,000	Liberty Media, LLC	3.13%	03/30/23	$923,719
1,269,072	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (f)	0.58	01/25/47	421,748	809,000	Liberty Media, LLC (a)	3.25	03/15/31	546,075
403,629	Wells Fargo Home Equity Trust, Series 2006-3 A2 (f)	0.41	01/25/37	263,461	4,574,000	Live Nation Entertainment, Inc. (a)	2.88	07/15/27	3,933,640
2,694,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (a)(f)	0.47	01/25/37	1,113,764	1,965,000	MGM Resorts International (a)(e)	4.25	04/15/15	1,820,081
Total Asset Backed Obligations					3,000,000	Navistar International Corp. (a)	3.00	10/15/14	3,386,250
(Cost $200,433,746)				213,462,614	394,000	Penske Automotive Group, Inc.	3.50	04/01/26	397,940
					785,000	priceline.com, Inc. (a)(e)	1.25	03/15/15	1,046,994
Corporate Convertible Bonds – 19.9%					7,771,000	Regis Corp. (a)	5.00	07/15/14	10,966,824
					3,301,000	Saks, Inc. (a)	2.00	03/15/24	3,065,804
Consumer Discretionary – 4.2%					7,809,000	Sonic Automotive, Inc. (a)	5.00	10/01/29	8,306,824
1,856,000	ArvinMeritor, Inc. (a)	4.00	02/15/27	1,698,240	353,000	The Interpublic Group of Cos., Inc.	4.25	03/15/23	383,888
861,000	Charming Shoppes, Inc. (a)	1.13	05/01/14	715,706	8,671,000	Titan International, Inc. (a)(e)	5.63	01/15/17	12,833,080
6,333,000	Chemed Corp. (a)	1.88	05/15/14	6,095,512	5,000,000	TRW Automotive, Inc. (a)(e)	3.50	12/01/15	7,887,500
5,000,000	Coinstar, Inc. (a)	4.00	09/01/14	6,512,500	1,853,000	WESCO International, Inc. (a)	6.00	09/15/29	3,013,441
846,154	Empire Resorts, Inc. (a)(g)	8.00	07/31/14	346,077	2,790,000	XM Satellite Radio, Inc. (a)(e)	7.00	12/01/14	3,055,050
3,838,000	Equinix, Inc. (a)	3.00	10/15/14	4,255,382					120,626,032
5,000,000	Equinix, Inc. (a)	4.75	06/15/16	7,112,500
4,000,000	Ford Motor Co. (a)	4.25	11/15/16	5,990,000	Consumer Staples – 0.8%
2,913,000	Gaylord Entertainment Co. (a)(e)	3.75	10/01/14	3,816,030	1,186,000	Central European Distribution Corp. (a)	3.00	03/15/13	1,079,260
4,000,000	Group 1 Automotive, Inc. (a)(e)	3.00	03/15/20	3,820,000	2,354,000	Chiquita Brands International, Inc. (a)	4.25	08/15/16	2,233,358
1,717,000	Group 1 Automotive, Inc. (a)(h)	2.25	06/15/36	1,392,916	7,300,000	Ingersoll-Rand Global Holding Co., Ltd. (a)	4.50	04/15/12	14,910,250
4,383,000	Hertz Global Holdings, Inc. (a)	5.25	06/01/14	6,459,446	1,037,000	Smithfield Foods, Inc. (a)	4.00	06/30/13	1,099,220
6,800,000	Jakks Pacific, Inc. (a)(e)	4.50	11/01/14	8,602,000	2,366,000	Sotheby’s	3.13	06/15/13	2,984,117
2,370,000	Lennar Corp. (a)(e)	2.00	12/01/20	2,242,613	420,000	Spartan Stores, Inc. (a)	3.38	05/15/27	381,150
					665,000	Spartan Stores, Inc. (a)(e)	3.38	05/15/27	603,488
									23,290,843

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
Energy - 1.1%					$2,700,000	CBIZ, Inc. (a)	3.13%	06/01/26	$2,706,750
$1,986,000	Chesapeake Energy Corp. (a)	2.50%	05/15/37	$1,712,925	1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	1,942,087
420,000	Chesapeake Energy Corp.	2.50	05/15/37	367,500	2,923,000	Forest City Enterprises, Inc. (a)(e)	5.00	10/15/16	3,416,256
7,000,000	Covanta Holding Corp. (a)	3.25	06/01/14	7,901,250	3,080,000	Icahn Enterprises LP (e)(f)	4.00	08/15/13	2,833,600
2,000,000	Covanta Holding Corp. (a)	1.00	02/01/27	1,942,500	1,304,000	KKR Financial Holdings, LLC (a)	7.50	01/15/17	1,660,970
4,704,000	Exterran Holdings, Inc. (a)	4.25	06/15/14	5,656,560	1,024,000	Knight Capital Group, Inc. (a)(e)	3.50	03/15/15	940,160
1,827,000	Global Industries, Ltd. (a)	2.75	08/01/27	1,294,886	1,807,000	Leucadia National Corp.	3.75	04/15/14	2,168,400
1,553,000	International Coal Group, Inc. (a)	4.00	04/01/17	1,801,480	734,000	MF Global Holdings, Ltd.	9.00	06/15/38	854,192
1,311,000	James River Coal Co. (a)(e)	4.50	12/01/15	1,325,749	1,885,000	MF Global Holdings, Ltd. (a)	9.00	06/20/38	2,193,669
4,330,000	Newpark Resources, Inc. (g)	4.00	10/01/17	4,552,454	1,561,000	MGIC Investment Corp. (a)	5.00	05/01/17	1,711,246
461,000	Peabody Energy Corp.	4.75	12/15/41	516,320	382,000	MGIC Investment Corp. (a)(e)	9.00	04/01/63	466,518
433,000	Penn Virginia Corp.	4.50	11/15/12	424,340	620,000	National Financial Partners Corp. (a)(e)	4.00	06/15/17	734,700
1,288,000	Pioneer Natural Resources Co. (a)	2.88	01/15/38	1,619,660	1,200,000	The NASDAQ OMX Group, Inc.	2.50	08/15/13	1,189,500
587,000	SM Energy Co.	3.50	04/01/27	623,687	466,000	The PMI Group, Inc. (a)	4.50	04/15/20	401,343
900,000	Western Refining, Inc. (a)	5.75	06/15/14	745,875	1,500,000	Tower Group, Inc. (a)(e)	5.00	09/15/14	1,631,250
				30,485,186	755,000	Washington REIT, Series 1	3.88	09/15/26	778,594
									43,940,051
Financial – 1.5%
757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	770,248	Healthcare - 4.6%
4,000,000	American Equity Investment Life Holding Co. (a)(e)	3.50	09/15/15	4,160,000	4,676,000	American Medical Systems Holdings, Inc. (a)	3.25	07/01/36	5,242,965
1,000,000	American Equity Investment Life Holding Co. (a)(e)	5.25	12/06/29	1,275,000	5,318,000	American Medical Systems Holdings, Inc. (a)	4.00	09/15/41	6,607,615
2,116,000	AmeriCredit Corp. (a)	2.13	09/15/13	2,116,000	2,000,000	AMERIGROUP Corp. (a)	2.00	05/15/12	2,305,000
1,481,000	Annaly Capital Management, Inc. REIT (a)	4.00	02/15/15	1,640,207	560,000	Amylin Pharmaceuticals, Inc. (a)	3.00	06/15/14	512,400
400,000	Boston Properties LP REIT	2.88	02/15/37	406,000	5,000,000	BioMarin Pharmaceutical, Inc. (a)	2.50	03/29/13	7,306,250
7,691,000	CBIZ, Inc. (a)(e)(g)	4.88	10/01/15	7,943,361

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$4,700,000	Charles River Laboratories International, Inc. (a)	2.25%	06/15/13	$4,623,625	$8,717,000	Wright Medical Group, Inc. (a)	2.63%	12/01/14	$7,790,819
7,030,000	Cubist Pharmaceuticals, Inc. (a)	2.25	06/15/13	7,188,175					130,571,074
7,980,000	Gilead Sciences, Inc. (a)(e)	1.63	05/01/16	8,179,500
3,100,000	Greatbatch, Inc. (a)	2.25	06/15/13	2,937,250	Industrial – 1.2%
4,030,000	Hologic, Inc. (a)(h)	2.00	12/15/37	3,747,900	4,950,000	AAR Corp. (a)	1.75	02/01/26	4,714,875
7,950,000	Insulet Corp. (a)	5.38	06/15/13	7,959,937	5,200,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	7,351,500
1,078,000	Invacare Corp. (a)	4.13	02/01/27	1,285,515	1,906,000	AMR Corp. (a)	6.25	10/15/14	1,863,115
2,920,000	Isis Pharmaceuticals, Inc. (a)	2.63	02/15/27	2,777,650	5,866,000	Cemex SAB de CV (a)(e)	4.88	03/15/15	5,675,355
10,084,000	Kinetic Concepts, Inc. (a)(e)	3.25	04/15/15	10,147,025	875,000	EnerSys (a)(h)	3.38	06/01/38	885,938
540,000	King Pharmaceuticals, Inc. (a)	1.25	04/01/26	507,600	4,767,000	Genco Shipping & Trading, Ltd. (a)	5.00	08/15/15	5,076,855
2,728,000	LifePoint Hospitals, Inc. (a)	3.50	05/15/14	2,728,000	736,000	GenCorp, Inc. (a)(e)	4.06	12/31/39	667,000
6,334,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	6,175,650	1,076,000	General Cable Corp. (a)(h)	4.50	11/15/29	1,085,415
3,500,000	Mylan, Inc. (a)	3.75	09/15/15	5,534,375	331,000	Owens-Brockway Glass Container, Inc. (a)(e)	3.00	06/01/15	326,035
1,442,000	Nektar Therapeutics (a)	3.25	09/28/12	1,474,445	1,485,000	PHH Corp. (a)(e)	4.00	09/01/14	1,581,525
4,000,000	PSS World Medical, Inc. (a)(e)	3.13	08/01/14	4,740,000	1,300,000	Textron, Inc. (a)	4.50	05/01/13	2,223,000
2,000,000	SonoSite, Inc. (a)	3.75	07/15/14	2,242,500	2,785,000	Trinity Industries, Inc. (a)	3.88	06/01/36	2,534,350
2,594,000	Teleflex, Inc. (a)	3.88	08/01/17	2,817,733					33,984,963
3,052,000	Theravance, Inc. (a)	3.00	01/15/15	3,078,705
4,000,000	Valeant Pharmaceuticals International, Inc. (a)(e)	5.38	08/01/14	7,185,000	Information Technology – 4.5%
2,500,000	Vertex Pharmaceuticals, Inc. (a)	3.35	10/01/15	2,496,875	334,000	Advanced Micro Devices, Inc.	6.00	05/01/15	330,243
6,360,000	Viropharma, Inc. (a)	2.00	03/15/17	6,670,050	3,251,000	CACI International, Inc. (a)	2.13	05/01/14	3,446,060
4,734,000	Volcano Corp. (a)	2.88	09/01/15	5,272,492	625,000	CACI International, Inc. (a)(e)	2.13	05/01/14	662,500
1,283,000	West Pharmaceutical Services, Inc. (a)	4.00	03/15/47	1,036,023	8,500,000	Cadence Design Systems, Inc. (a)(e)	2.63	06/01/15	10,104,375
					4,600,000	Ciena Corp. (a)	0.25	05/01/13	4,128,500
					6,000,000	Ciena Corp. (a)(e)	4.00	03/15/15	6,472,500
					2,342,000	Ciena Corp. (a)	0.88	06/15/17	1,718,442
					1,353,000	CSG Systems International, Inc. (a)(e)	3.00	03/01/17	1,342,853
					5,500,000	Earthlink, Inc. (a)(h)	3.25	11/15/26	6,421,250
					2,000,000	Finisar Corp. (a)	5.00	10/15/29	3,887,500
					5,000,000	Finisar Corp. (a)(e)	5.00	10/15/29	9,718,750
					3,657,000	Micron Technology, Inc. (a)	1.88	06/01/14	3,268,444
					5,000,000	NetApp, Inc. (a)	1.75	06/01/13	8,156,250

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$7,100,000	ON Semiconductor Corp. (a)	1.88%	12/15/25	$8,617,625	$5,000,000	Comtech Tele-communications Corp. (a)(e)	3.00%	05/01/29	$5,193,750
3,700,000	ON Semiconductor Corp. (a)	2.63	12/15/26	3,750,875	1,849,000	Level 3 Communications, Inc. (a)	6.50	10/01/16	1,899,847
4,300,000	Radisys Corp. (a)	2.75	02/15/13	4,203,250	450,000	SBA Communications Corp.	1.88	05/01/13	507,375
8,625,000	Rambus, Inc. (a)	5.00	06/15/14	11,449,687	802,000	SBA Communications Corp. (a)	4.00	10/01/14	1,179,942
1,727,000	Rovi Corp. (a)(e)	2.63	02/15/40	2,150,115	753,000	Time Warner Telecom, Inc. (a)	2.38	04/01/26	882,893
3,050,000	SanDisk Corp. (a)	1.00	05/15/13	2,813,625	9,712,000	Virgin Media, Inc. (a)	6.50	11/15/16	14,349,480
5,807,000	SanDisk Corp. (a)	1.50	08/15/17	5,407,769					42,152,217
1,120,000	Symantec Corp., Series B (a)	1.00	06/15/13	1,211,000
4,000,000	SYNNEX Corp. (a)(e)	4.00	05/15/18	4,615,000	Total Corporate Convertible Bonds
7,600,000	Take-Two Interactive Software, Inc. (a)	4.38	06/01/14	9,006,000	(Cost $499,389,333)				565,774,822
3,000,000	Terremark Worldwide, Inc. (a)	6.63	06/15/13	3,318,750
1,908,000	THQ, Inc. (a)(e)	5.00	08/15/14	1,719,585	Corporate Non-Convertible Bonds – 2.9%
4,000,000	Veeco Instruments, Inc. (a)	4.13	04/15/12	5,380,000
1,330,000	Verigy, Ltd. (a)	5.25	07/15/14	1,374,887	Consumer Discretionary – 0.2%
2,052,000	VeriSign, Inc. (a)	3.25	08/15/37	2,223,855	300,000	DPH Holdings Corp. (g)(i)	6.50	08/15/13	-
				126,899,690	1,416,000	Jarden Corp.	7.50	05/01/17	1,472,640
					1,200,000	Lear Corp. (g)(i)	-	12/01/13	-
Materials – 0.5%					2,138,000	Saks, Inc.	9.88	10/01/11	2,266,280
700,000	Anglo American PLC (e)	4.00	05/07/14	1,089,200	430,000	Time Warner Cable, Inc.	8.25	04/01/19	556,057
6,750,000	Jaguar Mining, Inc. (a)(e)	4.50	11/01/14	5,813,437	2,028,000	WMG Holdings Corp. (h)	9.50	12/15/14	1,951,950
2,825,000	Kaiser Aluminum Corp. (a)(e)	4.50	04/01/15	3,154,960					6,246,927
681,000	Northgate Minerals Corp.		10/01/16	692,066
3,158,000	Sterlite Industries India, Ltd. (a)	4.00	10/30/14	3,075,103	Energy – 0.2%
				13,824,766	770,000	Atlas Energy Operating Co., LLC / Atlas Energy Finance Corp.	12.13	08/01/17	894,162
					470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	539,410
Telecommunication Services – 1.5%					500,000	CenterPoint Energy Resources Corp., MTN	6.00	05/15/18	575,942
3,276,000	ADC Tele-communications, Inc. (a)	3.50	07/15/17	3,251,430	582,000	Chesapeake Energy Corp.	7.25	12/15/18	630,015
8,000,000	Alaska Communications Systems Group, Inc. (a)	5.75	03/01/13	8,040,000	337,000	The Williams Cos., Inc.	7.88	09/01/21	409,971
6,000,000	CommScope, Inc. (a)	3.25	07/01/15	6,847,500	300,000	Valero Energy Corp.	9.38	03/15/19	383,708
					550,000	Valero Energy Corp.	7.50	04/15/32	601,422
					275,000	Valero Energy Corp.	10.50	03/15/39	372,877
									4,407,507

					Financial – 1.8%
					37,334	ADFITECH, Inc.	8.00	03/15/20	30,672

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$155,000	Allied World Assurance Co. Holdings, Ltd.	7.50%	08/01/16	$175,437	$965,000	Discover Bank BKNT	8.70%	11/18/19	$1,140,511
190,000	Ally Financial, Inc.	7.25	03/02/11	194,275	925,000	Duke Realty LP REIT (a)	7.38	02/15/15	1,055,619
858,000	Ally Financial, Inc. (f)	2.50	12/01/14	767,998	500,000	ERP Operating LP REIT (a)	5.20	04/01/13	541,128
615,000	BAC Capital Trust XV (a)(f)	1.10	06/01/56	390,505	100,000	Fairfax Financial Holdings, Ltd.	7.75	04/26/12	105,375
20,000	Bank of America Corp., MTN, Series L (a)	5.65	05/01/18	21,223	800,000	Farmers Exchange Capital (a)(e)	7.05	07/15/28	792,555
890,000	BankAmerica Capital III (a)(f)	1.10	01/15/27	631,748	207,000	General Electric Capital Corp.	5.63	05/01/18	230,123
625,000	Cantor Fitzgerald LP (e)	6.38	06/26/15	643,036	115,000	General Electric Capital Corp., MTN (f)	1.24	05/22/13	114,778
420,000	Capital One Capital V (a)	10.25	08/15/39	457,275	100,000	General Electric Capital Corp., MTN (a)(f)	0.60	05/11/16	92,238
195,000	Capital One Financial Corp., MTN	5.70	09/15/11	203,281	400,000	General Electric Capital Corp., MTN, Series A (f)	0.55	09/15/14	383,756
60,000	Centro NP, LLC REIT	5.13	09/15/12	53,250	345,000	General Electric Capital Corp., MTN, Series G (a)	2.00	09/28/12	354,672
975,000	Chase Capital II, Series B (f)	0.97	02/01/27	743,804	170,000	General Electric Capital Corp., MTN, Series G (a)	2.63	12/28/12	177,348
1,355,000	Chase Capital III, Series C (a)(f)	0.85	03/01/27	1,033,525	675,000	General Electric Capital Corp., MTN, Series G	6.88	01/10/39	777,767
1,200,000	Citigroup Funding, Inc., Series 2 (f)	0.81	04/30/12	1,207,494	150,000	HBOS PLC, MTN, Series G (e)	6.75	05/21/18	150,942
135,000	Citigroup, Inc.	6.50	08/19/13	149,256	232,000	HCP, Inc. REIT	5.63	05/01/17	242,831
400,000	Citigroup, Inc. (f)	0.71	11/05/14	371,147	1,000,000	HCP, Inc. REIT, MTN	6.30	09/15/16	1,087,514
150,000	Citigroup, Inc.	5.85	08/02/16	162,348	1,250,000	Health Care REIT, Inc.	4.70	09/15/17	1,265,017
90,000	Citigroup, Inc. (a)	6.13	05/15/18	98,342	750,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	813,443
700,000	Citigroup, Inc. (f)	2.08	05/15/18	672,600	1,475,000	International Lease Finance Corp. (e)	6.75	09/01/16	1,585,625
300,000	Citigroup, Inc.	8.50	05/22/19	371,495	725,000	JP Morgan Chase Capital XIII, Series M (f)	1.24	09/30/34	549,993
3,050,000	Citigroup, Inc. (f)	0.87	08/25/36	1,949,990	450,000	JP Morgan Chase Capital XXIII (f)	1.38	05/15/47	326,632
94,000	Citigroup, Inc. (a)	6.88	03/05/38	105,334	1,950,000	JPMorgan Chase Capital XXI, Series U (a)(f)	1.42	02/02/37	1,410,534
1,050,000	City National Capital Trust I	9.63	02/01/40	1,093,457	680,000	LBG Capital No.1 PLC (f)	8.00	06/15/49	632,400
340,000	Countrywide Financial Corp., MTN	5.80	06/07/12	361,325
70,000	Countrywide Home Loans, Inc., MTN, Series L	4.00	03/22/11	71,116
845,000	Credit Suisse Guernsey, Series 1 (a)(f)	1.07	05/29/49	596,781
100,000	Credit Suisse New York (a)	5.50	05/01/14	112,109
500,000	Credit Suisse New York	6.00	02/15/18	553,013

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$3,535,000	MBNA Capital, Series B (a)(f)	1.27%	02/01/27	$2,488,583	$200,000	The Goldman Sachs Group, Inc. (f)	0.60%	02/06/12	$198,797
80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	8.68	05/02/17	87,800	250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	280,596
80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	8.95	05/18/17	88,200	405,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	449,912
80,000	Merrill Lynch & Co., Inc., MTN (f)(g)	9.57	06/06/17	90,200	555,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	661,371
201,000	MetLife, Inc.	6.50	12/15/32	231,911	1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,652,901
200,000	Morgan Stanley (a)(f)	0.77	01/18/11	200,012	100,000	The Goldman Sachs Group, Inc., MTN, Series B (f)	0.91	07/22/15	94,098
110,000	Morgan Stanley	5.05	01/21/11	111,460	1,430,000	The Royal Bank of Scotland PLC (a)	3.95	09/21/15	1,446,568
155,000	Morgan Stanley	6.75	04/15/11	159,668	477,000	Thornburg Mortgage, Inc. (i)	8.00	05/15/13	19,557
40,000	Morgan Stanley (a)	6.60	04/01/12	43,032	1,100,000	Wachovia Corp. (f)	0.82	10/28/15	1,019,877
1,380,000	Morgan Stanley (f)	0.64	06/20/12	1,391,421	175,000	Washington REIT	5.95	06/15/11	179,727
1,645,000	Morgan Stanley	6.00	05/13/14	1,807,437	1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (e)	7.50	06/02/14	1,345,427
90,000	Morgan Stanley	4.20	11/20/14	93,393	15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (a)(e)	6.75	09/02/19	17,803
125,000	Morgan Stanley, MTN (f)	0.97	10/18/16	110,011	170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	175,917
125,000	Morgan Stanley, MTN, Series G (f)	0.83	01/09/14	118,246	635,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance, LLC (e)	4.38	11/15/10	637,606
115,000	Nationsbank Capital Trust III (a)(f)	1.08	01/15/27	80,857	1,375,000	ZFS Finance USA Trust I (e)(f)	6.15	12/15/65	1,368,125
2,400,000	Nationwide Mutual Insurance Co. (e)(f)	5.81	12/15/24	2,078,686	800,000	ZFS Finance USA Trust IV (e)(f)	5.88	05/09/32	753,486
415,000	NB Capital Trust IV (a)	8.25	04/15/27	428,488					52,191,391
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	1,819,895
770,000	Raymond James Financial, Inc.	8.60	08/15/19	924,055	Healthcare – 0.1%
100,000	Shurgard Storage Centers, LLC REIT	7.75	02/22/11	102,941	700,000	Boston Scientific Corp.	5.45	06/15/14	743,647
49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	53,339	1,270,000	CHS/Community Health Systems, Inc.	8.88	07/15/15	1,352,550
250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	282,146					2,096,197
75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	91,494
1,935,000	The Goldman Sachs Group, Inc. (f)	1.06	12/05/11	1,953,711

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
Industrial - 0.0%					Foreign Government Bonds - 0.1%
$650,000	Delta Air Lines Pass Through Trust, Series 2001-1 A-2 (a)	7.11%	09/18/11	$679,250	$10,100,000	Argentina Government International Bond, Series GDP (f)	3.26%	12/15/35	$1,257,450

					Total Foreign Government Bonds
Information Technology – 0.1%					(Cost $455,355)				1,257,450
1,029,000	First Data Corp.	9.88	09/24/15	846,352
1,480,000	SunGard Data Systems, Inc.	9.13	08/15/13	1,518,850	Interest Only Bonds - 0.0%
				2,365,202	35,558,509	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (f)	0.55	05/15/41	536,059

					Total Interest Only Bonds
Telecommunication Services – 0.1%					(Cost $324,193)				536,059
1,700,000	Qwest Communications International, Inc., Series B	7.50	02/15/14	1,742,500
665,000	Qwest Corp. (a)	7.88	09/01/11	705,731	Municipal Bonds - 0.1%
				2,448,231	California - 0.0%
					105,000	State of California (a)	7.30	10/01/39	111,242

Utilities – 0.4%					Illinois - 0.1%
1,460,000	Edison Mission Energy	7.00	05/15/17	1,062,150	1,285,000	State of Illinois	4.07	01/01/14	1,332,365
2,535,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	2,918,360	75,000	State of Illinois (a)	7.35	07/01/35	78,780
950,000	Mirant Americas Generation, LLC	9.13	05/01/31	904,875					1,411,145
415,000	Nisource Finance Corp. (a)	10.75	03/15/16	548,762
845,000	NRG Energy, Inc.	7.25	02/01/14	869,294
500,000	NRG Energy, Inc.	7.38	02/01/16	515,625	Indiana - 0.0%
145,000	Oncor Electric Delivery Co., LLC (e)	6.80	09/01/18	177,881	100,000	Indianapolis Local Public Improvement Bond Bank, Class F	5.00	01/01/15	108,648
1,040,000	PNM Resources, Inc.	9.25	05/15/15	1,124,500
80,000	Public Service Co. of New Mexico	7.95	05/15/18	88,425	Total Municipal Bonds
1,385,000	Sabine Pass LNG LP (a)	7.25	11/30/13	1,343,450	(Cost $1,569,104)				1,631,035
2,410,000	Southern Union Co. (a)(f)	7.20	11/01/66	2,187,075
400,000	Texas-New Mexico Power Co. (e)	9.50	04/01/19	526,794	Syndicated Loans - 0.1%
481,000	The AES Corp. (a)(e)	8.75	05/15/13	489,418	1,500,000	Calpine - New Development Holdings, LLC	7.00	06/30/17	1,525,447
				12,756,609	500,000	HCA, Inc.	1.79	11/18/12	483,600
					1,384,268	HCA, Inc.	1.79	11/18/12	1,338,864
Total Corporate Non-Convertible Bonds					743,103	Tribune, Inc. (i)	6.50	05/24/14	486,599
(Cost $73,288,987)				83,191,314
					Total Syndicated Loans
					(Cost $3,927,991)				3,834,510

					U.S. Government & Agency Obligations - 2.9%
					Agency - 2.0%
					4,975,000	FHLB (f)	0.37	06/15/11	4,979,343
					25,000,000	FHLMC	1.63	04/26/11	25,194,500
					25,000,000	FNMA	1.88	04/20/12	25,555,650
					2,490,000	FNMA (h)	0.85	04/08/13	2,490,177
									58,219,670

					Interest Only Bonds - 0.2%
					8,255,449	FNMA, Series 2005-92 US (f)	5.84	10/25/25	944,758
					12,921,362	FNMA, Series 2006-125 SM (a)(f)	6.94	01/25/37	1,902,190

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$791,419	FNMA, Series 2006-27 SH (a)(f)	6.44%	04/25/36	$121,254	$74,691	FNMA Pool #735881 (a)	6.00%	11/01/34	$81,921
4,216,708	FNMA, Series 2007-68 SC (f)	6.44	07/25/37	608,416	141,166	FNMA Pool #764388 (a)(f)	4.93	03/01/34	149,812
6,681,326	GNMA, Series 2007-78 SG (f)	6.28	12/20/37	728,488	189,321	FNMA Pool #776708 (a)	5.00	05/01/34	202,146
6,593,421	GNMA, Series 2008-51 GS (f)	5.97	06/16/38	819,246	17,674	FNMA Pool #841741 (a)(f)	5.15	09/01/35	18,862
5,658,347	GNMA, Series 2010-4 SL (f)	6.14	01/16/40	805,022	443,264	FNMA Pool #888219	5.50	03/01/37	472,587
				5,929,374	229,598	FNMA Pool #888430	5.00	11/01/33	243,818
					108,710	FNMA Pool #895606 (a)(f)	5.76	06/01/36	116,848
					339,055	FNMA Pool #897164 (a)	6.50	08/01/36	375,238
Mortgage Securities - 0.4%					423,304	FNMA Pool #962723 (a)	5.50	04/01/38	457,720
168,925	FHLMC Pool #1B3413 (f)	5.87	05/01/37	181,273	479,299	FNMA Pool #963997 (a)	5.50	06/01/38	518,260
16,049	FHLMC Pool #1L0113 (f)	3.39	05/01/35	16,864	314,674	FNMA Pool #974148 (a)	5.50	02/01/38	334,834
227,849	FHLMC Pool #A72860 (a)	6.00	02/01/38	246,275	101,280	FNMA, Series 2001-52 YZ (a)	6.50	10/25/31	114,614
219,590	FHLMC Pool #G01864 (a)	5.00	01/01/34	232,710	47,920	FNMA, Series 2001-81 QG (a)	6.50	01/25/32	53,772
142,978	FHLMC Pool #G02366	6.50	10/01/36	156,882	225,000	FNMA, Series 2006-4 WE (a)	4.50	02/25/36	242,927
287,635	FHLMC Pool #G03436 (a)	6.00	11/01/37	313,993	10,828	GNMA II Pool #80610 (a)(f)	3.38	06/20/32	11,174
189,703	FHLMC Pool #G03640 (a)	5.50	12/01/37	204,100	26,298	GNMA II Pool #81136 (a)(f)	3.25	11/20/34	27,183
207,278	FHLMC Pool #G05119 (a)	6.50	09/01/38	228,374	35,258	GNMA II Pool #81432 (a)(f)	3.63	08/20/35	36,469
200,494	FHLMC Pool #G05866 (a)	4.50	02/01/40	211,134	32,605	GNMA II Pool #81435 (a)(f)	3.63	08/20/35	33,725
178,366	FHLMC Pool #G13475 (a)	6.00	01/01/24	193,659	435,000	GNSF40 – GNMA TBA	4.00	10/15/40	449,817
94,247	FHLMC Pool #H03161 (a)	6.50	08/01/37	102,569	425,000	GNSF40 – GNMA TBA	4.00	10/15/40	439,476
30,037	FHLMC, Series 2433 SA (a)(f)	20.26	02/15/32	39,707					10,248,842
205,000	FHLMC, Series 2929 PE (a)	5.00	05/15/33	221,594
605,000	FNCI35 - FNMA TBA	3.50	10/15/25	624,284	U.S. Treasury Securities – 0.3%
900,000	FNCI35 - FNMA TBA	3.50	10/15/25	928,687	120,000	U.S. Treasury Bill (j)	0.18	02/10/11	119,942
610,000	FNCI35 - FNMA TBA	3.50	11/15/25	627,156	455,000	U.S. Treasury Bond (a)	8.00	11/15/21	686,339
246,748	FNMA Pool #254868 (a)	5.00	09/01/33	262,030	85,000	U.S. Treasury Bond (a)	4.25	05/15/39	93,460
139,181	FNMA Pool #545639 (a)	6.50	04/01/32	155,754	140,000	U.S. Treasury Inflation Indexed Bond (a)	3.50	01/15/11	176,996
19,901	FNMA Pool #555177 (f)	2.54	01/01/33	20,704	280,000	U.S. Treasury Inflation Indexed Bond (a)	2.00	01/15/16	337,449
3,127	FNMA Pool #673743 (a)(f)	3.26	11/01/32	3,153	365,000	U.S. Treasury Inflation Indexed Bond (a)	2.38	01/15/25	486,497
239,213	FNMA Pool #725027 (a)	5.00	11/01/33	254,028
318,343	FNMA Pool #734922	4.50	09/01/33	335,358
206,625	FNMA Pool #735646	4.50	07/01/20	219,534
78,516	FNMA Pool #735861 (a)	6.50	09/01/33	87,817

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Shares	Security Description			Value
$250,000	U.S. Treasury Inflation Indexed Bond (a)	2.13%	02/15/40	$282,563	490,640	iShares MSCI Taiwan Index Fund			$6,648,172
720,000	U.S. Treasury Note (a)	1.00	08/31/11	724,894	336,110	iShares Russell 2000 Index Fund			22,677,342
1,060,000	U.S. Treasury Note (a)	1.88	06/30/15	1,092,462	148,957	Oil Services Holders Trust			16,854,485
395,000	U.S. Treasury Note (a)	1.75	07/31/15	404,566	32,000	PCM Fund, Inc.			347,840
470,000	U.S. Treasury Note	1.25	09/30/15	469,339	15,400	PIMCO Income Opportunity Fund			407,638
2,370,000	U.S. Treasury Note (a)	3.13	04/30/17	2,564,970	71,712	PIMCO Income Strategy Fund II			722,857
705,000	U.S. Treasury Note	3.38	11/15/19	759,582	267,860	PowerShares DB Commodity Index Tracking Fund (b)			6,458,105
				8,199,059	30,000	ProShares UltraShort 20+ Year Treasury (a)(b)			937,500
					596,210	SPDR Barclays Capital High Yield Bond ETF			23,854,362
Total U.S. Government & Agency Obligations					289,665	SPDR Gold Trust (b)			37,051,050
(Cost $79,210,402)				82,596,945	55,910	SPDR S&P 500 ETF Trust (c)			6,380,449
					18,500	Utilities Select Sector SPDR Fund			579,975
Total Fixed Income Securities					1,370,470	Vanguard Emerging Markets ETF			62,219,338
(Cost $858,599,111)				952,284,749	7,400	WisdomTree Japan SmallCap Dividend Fund			299,552

Shares					Total Investment Companies
Rights - 0.0%					(Cost $318,118,622)				335,498,889
150,000	Comdisco Holding Co., Inc. (b)(k) (Cost $51,260)			18,750
					Contracts		Strike Price	Exp. Date
Investment Companies - 11.8%					Purchased Options - 1.3%
23,000	American Select Portfolio			273,470	Call Options Purchased - 1.2%
50,529	BlackRock Credit Allocation Income Trust I, Inc.			493,668	50	3M Co.	$40.00	01/11	$236,750
61,990	BlackRock Floating Rate Income Fund			944,108	1,600	Abbott Laboratories	40.00	01/12	2,068,000
69,698	Eaton Vance Limited Duration Income Fund			1,144,441	135	Accenture PLC	30.00	01/12	176,175
209,755	Energy Select Sector SPDR Fund			11,758,865	150	Automatic Data Processing, Inc.	20.00	01/11	326,250
24,322	First Trust/Four Corners Senior Floating Rate Income Fund			332,239	385	Bed Bath & Beyond, Inc.	25.00	01/12	758,450
125,350	Invesco Van Kampen Senior Income Trust			579,117	100	ConocoPhillips	45.00	01/11	128,000
269,205	iShares Barclays Aggregate Bond Fund			29,249,123	275	Costco Wholesale Corp.	40.00	01/12	686,125
21,000	iShares Barclays TIPS Bond Fund			2,289,630	100	CVS Caremark Corp.	25.00	01/11	68,500
13,500	iShares iBoxx $ High Yield Corporate Bond Fund			1,210,815	200	CVS Caremark Corp.	15.00	01/11	331,500
85,955	iShares MSCI Brazil Index Fund			6,612,518	160	CVS Caremark Corp.	20.00	01/12	194,400
227,640	iShares MSCI Canada Index Fund			6,380,749	205	International Business Machines Corp.	140.00	10/10	4,715
512,340	iShares MSCI EAFE Index Fund			28,137,713	170	Johnson & Johnson	50.00	01/11	205,700
767,725	iShares MSCI Emerging Markets Index Fund (d)			34,371,048	398	Johnson & Johnson	40.00	01/11	872,615
370,675	iShares MSCI Hong Kong Index Fund			6,724,044	2,980	Johnson & Johnson	67.50	04/11	226,480
122,460	iShares MSCI Mexico Investable Market Index Fund			6,489,155	470	Johnson & Johnson	50.00	01/12	611,000
147,515	iShares MSCI Pacific ex-Japan Index Fund			6,534,915	400	Johnson & Johnson	45.00	01/12	688,000
122,165	iShares MSCI South Korea Index Fund			6,534,606	2,550	Lockheed Martin Corp.	80.00	03/11	280,500
					470	Lowe's Cos., Inc.	12.50	01/11	465,300

See Notes to Financial Statements.								ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value	Contracts	Security Description	Strike Price	Exp. Date	Value
550	Lowe's Cos., Inc.	$10.00	01/11	$682,000	1,300	Wells Fargo & Co.	$35.00	01/11	$14,300
1,550	Lowe's Cos., Inc.	15.00	01/12	1,224,500
200	Medtronic, Inc.	49.00	11/10	500	Total Call Options Purchased
300	Medtronic, Inc.	47.00	11/10	750	(Premiums Paid $29,865,218)				32,636,327
4,960	Medtronic, Inc.	40.00	05/11	342,240
1,500	Merck & Co., Inc.	40.00	01/12	394,500	Put Options Purchased - 0.1%
295	Quest Diagnostics, Inc.	45.00	01/11	190,865
830	State Street Corp.	50.00	01/12	249,000	3,290	Boston Scientific Corp.	5.00	01/11	65,800
650	The Bank of New York Mellon Corp.	35.00	01/11	2,600	850	Humana, Inc.	45.00	01/11	138,125
5,996	The Bank of New York Mellon Corp.	30.00	03/11	413,724	1,000	SPDR S&P 500 ETF Trust	110.00	12/10	349,000
540	The Bank of New York Mellon Corp.	20.00	01/12	410,400	500	SPDR S&P 500 ETF Trust	50.00	12/10	1,000
248	The Boeing Co.	40.00	01/12	700,600	17,400	SPDR S&P 500 ETF Trust	90.00	03/11	3,253,800
650	The Coca-Cola Co.	30.00	01/11	1,849,250	330	Whole Foods Market, Inc.	40.00	01/11	155,100
100	The Coca-Cola Co.	25.00	01/11	340,500	Total Put Options Purchased
105	The Coca-Cola Co.	40.00	01/12	199,763	(Premiums Paid $6,334,421)				3,962,825
720	The Coca-Cola Co.	35.00	01/12	1,706,400	Total Purchased Options
447	The Procter & Gamble Co.	40.00	01/11	915,233	(Premiums Paid $36,199,639)				36,599,152
50	The Procter & Gamble Co.	35.00	01/11	127,250	Total Long Positions - 88.4%				2,513,947,966
340	The Procter & Gamble Co.	30.00	01/11	1,028,500	(Cost $2,269,178,505)*
576	The Procter & Gamble Co.	40.00	01/12	1,169,280
327	The Walt Disney Co.	22.50	01/11	359,700	Total Short Positions - (34.2)%
277	United Parcel Service, Inc.	40.00	01/12	763,135	(Cost $(922,014,641))*				(973,447,045)
250	Walgreen Co.	22.50	01/11	278,750
1,230	Walgreen Co.	10.00	01/11	2,905,875	Total Written Options - (0.4)%
535	Walgreen Co.	25.00	01/12	509,588	(Premiums Received $(13,014,258))*				(10,617,986)
900	Walgreen Co.	17.50	01/12	1,460,250
1,000	Wal-Mart Stores, Inc.	55.00	01/11	126,000	Other Assets & Liabilities, Net – 46.2%				1,313,172,421
1,053	Wal-Mart Stores, Inc.	30.00	01/11	2,487,712	Net Assets – 100.0%				$2,843,055,356
5,775	Wal-Mart Stores, Inc.	60.00	03/11	231,000
730	Wal-Mart Stores, Inc.	45.00	01/12	733,650
455	Wal-Mart Stores, Inc.	40.00	01/12	649,740
975	Wal-Mart Stores, Inc.	35.00	01/12	1,840,312

See Notes to Financial Statements.								ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
Short Positions - (34.2)%			(36,900)	The McGraw-Hill Cos., Inc.	$(1,219,914)
Common Stock - (28.1)%			(94,200)	The Walt Disney Co.	(3,118,962)
Consumer Discretionary - (5.4)%			(764,112)	Titan International, Inc.	(10,369,000)
(63,200)	ABM Industries, Inc.	$(1,364,488)	(69,300)	Titan Machinery, Inc.	(1,129,590)
(6,600)	Amazon.com, Inc.	(1,036,596)	(66,900)	TiVo, Inc.	(606,114)
(52,479)	ArvinMeritor, Inc.	(815,524)	(96,000)	Total System Services, Inc.	(1,463,040)
(31,200)	Best Buy Co., Inc.	(1,273,896)	(139,200)	TRW Automotive Holdings Corp.	(5,785,152)
(27,300)	BorgWarner, Inc.	(1,436,526)	(25,700)	United Stationers, Inc.	(1,375,207)
(54,100)	Brookdale Senior Living, Inc.	(882,371)	(46,400)	Vail Resorts, Inc.	(1,740,928)
(333,308)	Callaway Golf Co.	(2,333,156)	(4,498)	Viacom, Inc., Class B	(162,783)
(53,800)	CarMax, Inc.	(1,498,868)	(29,400)	Watsco, Inc.	(1,636,992)
(65,000)	Carter's, Inc.	(1,711,450)	(56,900)	Weight Watchers International, Inc.	(1,774,711)
(19,710)	Charming Shoppes, Inc.	(69,379)	(57,751)	WESCO International, Inc.	(2,269,037)
(31,726)	Chemed Corp.	(1,807,430)	(9,000)	Wynn Resorts, Ltd.	(780,930)
(103,784)	Coinstar, Inc.	(4,461,674)	(35,500)	Yum! Brands, Inc.	(1,635,130)
(76,800)	Core-Mark Holding Co., Inc.	(2,377,728)			(153,285,646)
(25,000)	Costco Wholesale Corp.	(1,612,250)
(24,800)	DeVry, Inc.	(1,220,408)	Consumer Staples - (1.1)%
(58,100)	DISH Network Corp., Class A	(1,113,196)	(74,000)	Alberto-Culver Co.	(2,786,100)
(46,400)	DreamWorks Animation SKG, Inc., Class A	(1,480,624)	(67,600)	Avon Products, Inc.	(2,170,636)
(120,306)	DSW, Inc., Class A	(3,452,782)	(16,337)	Bunge, Ltd.	(966,497)
(40,200)	eBay, Inc.	(980,880)	(6,100)	Central European Distribution Corp.	(136,152)
(41,887)	Empire Resorts, Inc.	(46,495)	(67,301)	Chiquita Brands International, Inc.	(891,065)
(109,670)	Equinix, Inc.	(11,224,724)	(53,500)	ConAgra Foods, Inc.	(1,173,790)
(49,800)	Expedia, Inc.	(1,404,858)	(59,242)	Dole Food Co., Inc.	(542,064)
(511,541)	Ford Motor Co.	(6,261,262)	(52,700)	Flowers Foods, Inc.	(1,309,068)
(132,544)	Gaylord Entertainment Co.	(4,042,592)	(39,600)	Green Mountain Coffee Roasters, Inc.	(1,235,124)
(31,400)	Genuine Parts Co.	(1,400,126)	(73,000)	Iron Mountain, Inc.	(1,630,820)
(101,366)	Group 1 Automotive, Inc.	(3,028,816)	(18,600)	Lorillard, Inc.	(1,493,766)
(41,700)	Guess?, Inc.	(1,694,271)	(52,500)	Masimo Corp.	(1,433,775)
(70,700)	H&R Block, Inc.	(915,565)	(28,700)	Peet's Coffee & Tea, Inc.	(982,401)
(447,256)	Hertz Global Holdings, Inc.	(4,736,441)	(43,800)	ResMed, Inc.	(1,437,078)
(31,400)	hhgregg, Inc.	(777,464)	(69,700)	Ritchie Bros. Auctioneers, Inc.	(1,447,669)
(40,100)	Home Depot, Inc.	(1,270,368)	(100,155)	Smithfield Foods, Inc.	(1,685,609)
(32,900)	Hospira, Inc.	(1,875,629)	(6,100)	Spartan Stores, Inc.	(88,450)
(62,300)	Iconix Brand Group, Inc.	(1,090,250)	(45,900)	The Estee Lauder Cos., Inc.	(2,902,257)
(70,100)	International Game Technology	(1,012,945)	(46,500)	The Hain Celestial Group, Inc.	(1,115,070)
(330,604)	Jakks Pacific, Inc.	(5,831,854)	(127,800)	Tootsie Roll Industries, Inc.	(3,179,664)
(52,800)	JC Penney Co., Inc.	(1,435,104)	(31,800)	Tupperware Brands Corp.	(1,455,168)
(20,400)	Kohl's Corp.	(1,074,672)	(3,700)	Wal-Mart Stores, Inc.	(198,024)
(20,500)	Lamar Advertising Co., Class A	(652,310)	(23,000)	Whole Foods Market, Inc.	(853,530)
(29,600)	Landauer, Inc.	(1,853,848)			(31,113,777)
(32,000)	Las Vegas Sands Corp.	(1,115,200)
(25,753)	Lennar Corp.	(396,081)	Energy - (2.1)%
(42,286)	Live Nation Entertainment, Inc.	(417,786)	(48,300)	Anadarko Petroleum Corp.	(2,755,515)
(68,800)	LKQ Corp.	(1,431,040)	(79,100)	Cameron International Corp.	(3,398,136)
(23,000)	Marriott International, Inc., Class A	(824,090)	(27,122)	Chesapeake Energy Corp.	(614,313)
(74,500)	MDC Holdings, Inc.	(2,162,735)	(39,200)	CONSOL Energy, Inc.	(1,448,832)
(144,952)	MGM Resorts International	(1,635,059)	(19,400)	Contango Oil & Gas Co.	(973,104)
(115,100)	Mobile Mini, Inc.	(1,765,634)	(361,052)	Covanta Holding Corp.	(5,686,569)
(15,700)	Monro Muffler Brake, Inc.	(723,927)	(49,400)	Dresser-Rand Group, Inc.	(1,822,366)
(41,800)	Navistar International Corp.	(1,823,943)	(10,500)	EOG Resources, Inc.	(976,185)
(2,000)	NetFlix, Inc.	(324,320)	(50,800)	EQT Corp.	(1,831,848)
(1,705)	Newell Rubbermaid, Inc.	(30,366)	(145,666)	Exterran Holdings, Inc.	(3,308,075)
(100,400)	Orient-Express Hotels, Ltd., Class A	(1,119,460)	(13,300)	First Solar, Inc.	(1,959,755)
(31,200)	PACCAR, Inc.	(1,502,280)	(89,700)	Forest Oil Corp.	(2,664,090)
(6,406)	priceline.com, Inc.	(2,231,466)	(10,509)	Global Industries, Ltd.	(57,484)
(50,300)	Rackspace Hosting, Inc.	(1,306,794)	(66,141)	Goodrich Petroleum Corp.	(963,674)
(469,415)	Regis Corp.	(8,979,909)	(181,100)	Helix Energy Solutions Group, Inc.	(2,017,454)
(53,900)	Robert Half International, Inc.	(1,401,400)	(212,511)	International Coal Group, Inc.	(1,130,559)
(68,572)	Saks, Inc.	(589,719)	(37,888)	James River Coal Co.	(664,177)
(370,476)	Sonic Automotive, Inc., Class A	(3,641,779)	(218,784)	Newpark Resources, Inc.	(1,837,786)
(106,900)	Staples, Inc.	(2,236,348)	(24,200)	Oneok, Inc.	(1,089,968)
			(77,600)	Petrohawk Energy Corp.	(1,252,464)
			(14,967)	Pioneer Natural Resources Co.	(973,304)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
(69,700)	Plains Exploration & Production Co.	$(1,858,899)	(65,700)	MB Financial, Inc.	$(1,065,654)
(59,200)	Pride International, Inc.	(1,742,256)	(144,392)	MF Global Holdings, Ltd.	(1,039,622)
(71,600)	Range Resources Corp.	(2,730,108)	(109,784)	MGIC Investment Corp.	(1,013,306)
(56,800)	Rosetta Resources, Inc.	(1,334,232)	(50,400)	Moody's Corp.	(1,258,992)
(93,588)	SandRidge Energy, Inc.	(531,580)	(29,900)	Morgan Stanley	(737,932)
(34,200)	Southwestern Energy Co.	(1,143,648)	(25,600)	Morningstar, Inc.	(1,140,736)
(54,000)	Spectra Energy Corp.	(1,217,700)	(36,116)	National Financial Partners Corp.	(457,590)
(61,300)	TransCanada Corp.	(2,275,456)	(56,000)	New York Community Bancorp, Inc.	(910,000)
(25,900)	Transocean, Ltd.	(1,665,111)	(18,900)	Northern Trust Corp.	(911,736)
(31,100)	Ultra Petroleum Corp.	(1,305,578)	(141,400)	Old Republic International Corp.	(1,958,390)
(54,155)	Western Refining, Inc.	(283,772)	(75,900)	OneBeacon Insurance Group, Ltd., Class A	(1,084,611)
(61,896)	Whiting Petroleum Corp.	(5,911,687)	(40,600)	PacWest Bancorp	(773,836)
		(59,425,685)	(52,500)	Paychex, Inc.	(1,443,225)
			(96,600)	People's United Financial, Inc.	(1,264,494)
Financial - (4.0)%			(193,600)	Pinnacle Financial Partners, Inc.	(1,779,184)
(20,800)	ACE, Ltd.	(1,211,600)	(84,000)	PrivateBancorp, Inc.	(956,760)
(32,345)	Affiliated Managers Group, Inc.	(2,523,233)	(18,600)	Prudential Financial, Inc.	(1,007,748)
(37,249)	Alexandria Real Estate Equities, Inc. REIT	(2,607,430)	(124,200)	Regions Financial Corp.	(902,934)
(57,500)	AMB Property Corp. REIT	(1,522,025)	(41,800)	Simmons First National Corp.,	(1,181,686)
(276,500)	American Equity Investment Life Holding Co.	(2,831,360)		Class A
(20,969)	AmeriCredit Corp.	(512,902)	(13,700)	SL Green Realty Corp. REIT	(867,621)
(52,311)	Annaly Capital Management, Inc. REIT	(920,674)	(65,644)	SLM Corp.	(758,188)
(55,000)	Arthur J. Gallagher & Co.	(1,450,350)	(508,000)	Sterling Bancshares, Inc.	(2,727,960)
(213,800)	Associated Banc-Corp.	(2,820,022)	(23,650)	Stifel Financial Corp.	(1,094,758)
(129,100)	BancorpSouth, Inc.	(1,830,638)	(38,200)	SunTrust Banks, Inc.	(986,706)
(61,227)	Bank of America Corp.	(802,686)	(145,800)	Susquehanna Bancshares, Inc.	(1,230,552)
(17,500)	Capital One Financial Corp.	(692,125)	(815,300)	Synovus Financial Corp.	(2,005,638)
(102,200)	Cathay General Bancorp	(1,215,158)	(74,100)	TD Ameritrade Holding Corp.	(1,196,715)
(576,991)	CBIZ, Inc.	(3,421,557)	(138,200)	TFS Financial Corp.	(1,270,058)
(107,000)	Cincinnati Financial Corp.	(3,086,950)	(39,800)	The Bank of New York Mellon Corp.	(1,039,974)
(56,300)	CommonWealth REIT	(1,441,280)	(78,600)	The Charles Schwab Corp.	(1,092,540)
(142,562)	Cousins Properties, Inc. REIT	(1,017,893)	(13,100)	The Goldman Sachs Group, Inc.	(1,893,998)
(94,400)	Developers Diversified Realty Corp. REIT	(1,059,168)	(39,457)	The PMI Group, Inc.	(144,807)
(18,800)	Digital Realty Trust, Inc. REIT	(1,159,960)	(59,200)	The St. Joe Co.	(1,472,304)
(78,100)	Discover Financial Services	(1,302,708)	(29,290)	Tower Group, Inc.	(683,921)
(46,900)	Eaton Vance Corp.	(1,361,976)	(98,100)	Umpqua Holdings Corp.	(1,112,454)
(65,300)	Federated Investors, Inc., Class B	(1,486,228)	(86,800)	Valley National Bancorp	(1,119,720)
(172,511)	First Horizon National Corp.	(1,968,351)	(336,200)	Whitney Holding Corp.	(2,746,754)
(277,300)	First Industrial Realty Trust, Inc. REIT	(1,405,911)	(30,800)	Willis Group Holdings PLC	(949,256)
(171,779)	Forest City Enterprises, Inc., Class A	(2,203,925)	(185,400)	Wilmington Trust Corp.	(1,664,892)
(60,900)	Genworth Financial, Inc.	(744,198)	(66,200)	Zions Bancorp.	(1,414,032)
(59,700)	Glacier Bancorp, Inc.	(871,620)			(115,136,011)
(614,600)	Gleacher & Co., Inc.	(989,506)
(36,600)	Global Payments, Inc.	(1,569,774)	Healthcare - (4.0)%
(50,200)	Hartford Financial Services Group, Inc.	(1,152,090)	(77,314)	Alere, Inc.	(2,391,322)
(184,200)	Hilltop Holdings, Inc.	(1,764,636)	(22,200)	Alexion Pharmaceuticals, Inc.	(1,428,792)
(54,600)	Iberiabank Corp.	(2,728,908)	(76,900)	Allscripts Healthcare Solutions, Inc.	(1,420,343)
(97,700)	Inland Real Estate Corp. REIT	(811,887)	(354,115)	American Medical Systems Holdings, Inc.	(6,933,572)
(74,800)	Interactive Brokers Group, Inc.	(1,287,308)	(27,700)	AMERIGROUP Corp.	(1,176,419)
(233,800)	Investors Real Estate Trust REIT	(1,959,244)	(71,120)	Amylin Pharmaceuticals, Inc.	(1,482,852)
(69,500)	Jefferies Group, Inc.	(1,576,955)	(54,800)	athenahealth, Inc.	(1,809,496)
(66,116)	KeyCorp	(526,283)	(36,900)	Auxilium Pharmaceuticals, Inc.	(914,382)
(78,400)	Kilroy Realty Corp. REIT	(2,598,176)	(14,700)	Becton Dickinson and Co.	(1,089,270)
(46,100)	Kimco Realty Corp. REIT	(726,075)	(306,000)	BioMarin Pharmaceutical, Inc.	(6,839,100)
(119,078)	KKR Financial Holdings, LLC	(1,045,505)	(52,200)	Bio-Reference Labs, Inc.	(1,088,892)
(29,182)	Knight Capital Group, Inc., Class A	(361,565)	(14,300)	Cerner Corp.	(1,201,057)
(35,000)	Lazard, Ltd., Class A	(1,227,800)	(108,000)	Charles River Laboratories International, Inc.	(3,580,200)
(45,000)	Lender Processing Services, Inc.	(1,495,350)	(81,500)	Conceptus, Inc.	(1,120,625)
(4,300)	Markel Corp.	(1,481,737)	(45,600)	Covance, Inc.	(2,133,624)
			(109,200)	Cubist Pharmaceuticals, Inc.	(2,554,188)
			(50,200)	Edwards Lifesciences Corp.	(3,365,910)
			(57,600)	Genoptix, Inc.	(817,920)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
(31,500)	Gen-Probe, Inc.	$(1,526,490)	(23,300)	Emerson Electric Co.	$(1,226,978)
(85,187)	Gilead Sciences, Inc.	(3,033,509)	(8,750)	EnerSys	(218,488)
(36,627)	Greatbatch, Inc.	(849,380)	(30,100)	Expeditors International of Washington, Inc.	(1,391,523)
(85,059)	Healthsouth Corp.	(1,633,133)	(41,600)	FEI Co.	(814,112)
(26,804)	Hologic, Inc.	(429,132)	(29,100)	Fluor Corp.	(1,441,323)
(31,900)	Human Genome Sciences, Inc.	(950,301)	(52,100)	GATX Corp.	(1,527,572)
(32,900)	Illumina, Inc.	(1,618,680)	(183,088)	Genco Shipping & Trading, Ltd.	(2,918,423)
(95,900)	Immunogen, Inc.	(601,293)	(54,909)	GenCorp, Inc.	(270,152)
(171,000)	Insulet Corp.	(2,417,940)	(24,893)	General Cable Corp.	(675,098)
(30,449)	Invacare Corp.	(807,203)	(118,400)	General Electric Co.	(1,924,000)
(70,868)	Isis Pharmaceuticals, Inc.	(595,291)	(250,300)	General Maritime Corp.	(1,228,973)
(4,100)	Johnson & Johnson	(254,036)	(19,700)	Goodrich Corp.	(1,452,481)
(110,438)	Kinetic Concepts, Inc.	(4,039,822)	(27,300)	Gulfmark Offshore, Inc.	(838,656)
(6,481)	King Pharmaceuticals, Inc.	(64,551)	(19,400)	HMS Holdings Corp.	(1,143,436)
(23,712)	LifePoint Hospitals, Inc.	(831,343)	(20,400)	Honeywell International, Inc.	(896,376)
(253,700)	MAKO Surgical Corp.	(2,430,446)	(389,000)	Ingersoll-Rand PLC	(13,891,190)
(27,400)	Mednax, Inc.	(1,460,420)	(30,165)	Kansas City Southern	(1,128,473)
(63,276)	Molina Healthcare, Inc.	(1,707,819)	(31,300)	Lennox International, Inc.	(1,304,897)
(227,214)	Mylan, Inc.	(4,273,895)	(41,500)	Manpower, Inc.	(2,166,300)
(49,400)	Myriad Genetics, Inc.	(810,654)	(40,500)	Martin Marietta Materials, Inc.	(3,117,285)
(23,446)	Nektar Therapeutics	(346,297)	(37,300)	Matthews International Corp.,	(1,318,928)
(35,100)	NuVasive, Inc.	(1,233,414)		Class A
(43,718)	Omnicare, Inc.	(1,043,986)	(62,300)	McDermott International, Inc.	(920,794)
(45,700)	Patterson Cos., Inc.	(1,309,305)	(58,500)	Mine Safety Appliances Co.	(1,585,350)
(45,000)	Pharmaceutical Product Development, Inc.	(1,115,550)	(20,000)	Moog, Inc., Class A	(710,200)
(129,700)	PSS World Medical, Inc.	(2,772,986)	(39,700)	National Instruments Corp.	(1,296,602)
(136,200)	QIAGEN NV	(2,416,188)	(24,500)	OSI Systems, Inc.	(889,840)
(128,600)	SIGA Technologies, Inc.	(1,087,956)	(56,800)	Overseas Shipholding Group, Inc.	(1,949,376)
(30,063)	SonoSite, Inc.	(1,007,411)	(40,876)	Owens-Illinois, Inc.	(1,146,981)
(27,100)	STERIS Corp.	(900,262)	(62,500)	Pall Corp.	(2,602,500)
(42,200)	Stryker Corp.	(2,112,110)	(37,385)	PHH Corp.	(787,328)
(30,171)	Teleflex, Inc.	(1,713,109)	(15,200)	Precision Castparts Corp.	(1,935,720)
(155,136)	Theravance, Inc.	(3,118,234)	(34,700)	Roper Industries, Inc.	(2,261,746)
(21,700)	Thoratec Corp.	(802,466)	(151,500)	SAIC, Inc.	(2,420,970)
(229,700)	Valeant Pharmaceuticals International, Inc.	(5,753,985)	(18,000)	Stericycle, Inc.	(1,250,640)
(134,700)	VCA Antech, Inc.	(2,840,823)	(126,700)	SuccessFactors, Inc.	(3,181,437)
(99,400)	Vertex Pharmaceuticals, Inc.	(3,436,258)	(82,600)	Textron, Inc.	(1,698,256)
(226,400)	Viropharma, Inc.	(3,375,624)	(17,200)	The Boeing Co.	(1,144,488)
(142,900)	Vivus, Inc.	(956,001)	(19,600)	Tidewater, Inc.	(878,276)
(101,717)	Volcano Corp.	(2,642,608)	(24,300)	TransDigm Group, Inc.	(1,507,815)
(46,794)	West Pharmaceutical Services, Inc.	(1,605,502)	(56,300)	Trimble Navigation, Ltd.	(1,972,752)
(77,423)	Wright Medical Group, Inc.	(1,115,666)	(86,815)	Trinity Industries, Inc.	(1,933,370)
		(114,389,043)	(108,400)	Universal Display Corp.	(2,547,400)
			(78,200)	UTi Worldwide, Inc.	(1,257,456)
Industrial - (3.9)%			(36,000)	Wabtec Corp.	(1,720,440)
(52,800)	AAR Corp.	(985,248)	(82,300)	Waste Management, Inc.	(2,941,402)
(72,400)	Aegean Marine Petroleum Network, Inc.	(1,204,736)	(49,200)	Zebra Technologies Corp.	(1,655,088)
(659,300)	AirTran Holdings, Inc.	(4,845,855)			(110,013,522)
(37,500)	American Superconductor Corp.	(1,166,250)
(278,400)	AMR Corp.	(1,745,568)	Information Technology - (4.4)%
(36,700)	Bristow Group, Inc.	(1,324,136)	(42,400)	Altera Corp.	(1,278,784)
(309,613)	Cemex SAB de CV, ADR	(2,631,710)	(44,100)	Analog Devices, Inc.	(1,383,858)
(22,400)	CH Robinson Worldwide, Inc.	(1,566,208)	(34,300)	ANSYS, Inc.	(1,449,175)
(38,000)	Clean Harbors, Inc.	(2,574,500)	(6,400)	Apple, Inc.	(1,816,000)
(33,399)	Continental Airlines, Inc., Class B	(829,631)	(116,300)	Aspen Technology, Inc.	(1,205,449)
(36,600)	Con-way, Inc.	(1,134,234)	(84,700)	Automatic Data Processing, Inc.	(3,559,941)
(22,500)	Copa Holdings SA	(1,212,975)	(34,000)	Blackboard, Inc.	(1,225,360)
(54,500)	Crown Holdings, Inc.	(1,561,970)	(43,400)	Broadcom Corp., Class A	(1,535,926)
(19,200)	Danaher Corp.	(779,712)	(34,900)	Cabot Microelectronics Corp.	(1,123,082)
(12,600)	Deere & Co.	(879,228)	(27,700)	CACI International, Inc., Class A	(1,253,702)
(29,000)	Donaldson Co., Inc.	(1,366,770)	(995,300)	Cadence Design Systems, Inc.	(7,594,139)
(47,000)	Eagle Materials, Inc.	(1,113,900)	(38,300)	Cavium Networks, Inc.	(1,101,508)
			(225,909)	Ciena Corp.	(3,517,403)
			(67,000)	Cirrus Logic, Inc.	(1,195,280)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description			Value
(19,400)	Citrix Systems, Inc.	$(1,323,856)	(16,700)	Schweitzer-Mauduit International, Inc.			$(973,777)
(18,900)	Cognizant Technology Solutions Corp., Class A	(1,218,483)	(32,300)	Sensient Technologies Corp.			(984,827)
(46,800)	CommVault Systems Inc	(1,218,204)	(19,300)	Stepan Co.			(1,140,823)
(82,000)	Compellent Technologies, Inc.	(1,490,760)	(74,827)	Sterlite Industries India, Ltd., ADR			(1,120,908)
(26,700)	Computer Sciences Corp.	(1,228,200)	(54,100)	The Dow Chemical Co.			(1,485,586)
(30,200)	Concur Technologies, Inc.	(1,493,088)	(22,300)	The Mosaic Co.			(1,310,348)
(60,500)	Constant Contact, Inc.	(1,296,515)	(78,900)	Vulcan Materials Co.			(2,912,988)
(16,900)	Cree, Inc.	(917,501)					(29,929,362)
(36,100)	CSG Systems International, Inc.	(658,103)
(353,800)	Earthlink, Inc.	(3,216,042)	Telecommunication Services - (1.2)%
(62,100)	EMC Corp.	(1,261,251)	(90,232)	ADC Telecommunications, Inc.			(1,143,239)
(567,600)	Finisar Corp.	(10,665,204)	(202,153)	Alaska Communications Systems Group, Inc.			(2,051,853)
(24,000)	Informatica Corp.	(921,840)	(4,498)	CBS Corp., Class B			(71,338)
(52,700)	Linear Technology Corp.	(1,619,471)	(160,100)	Clearwire Corp., Class A			(1,295,209)
(87,300)	Marvell Technology Group, Ltd.	(1,528,623)	(142,800)	CommScope, Inc.			(3,390,072)
(64,500)	Mellanox Technologies, Ltd.	(1,266,780)	(65,000)	Comtech Telecommunications Corp.			(1,777,750)
(73,600)	Microchip Technology, Inc.	(2,314,720)	(45,300)	DigitalGlobe, Inc.			(1,377,120)
(115,637)	Micron Technology, Inc.	(833,743)	(37,400)	John Wiley & Sons, Inc., Class A			(1,528,164)
(10,200)	Microsoft Corp.	(249,798)	(50,100)	Juniper Networks, Inc.			(1,520,535)
(60,500)	National Semiconductor Corp.	(772,585)	(1,070,177)	Level 3 Communications, Inc.			(1,003,077)
(157,400)	NetApp, Inc.	(7,836,946)	(36,000)	NII Holdings, Inc.			(1,479,600)
(802,000)	ON Semiconductor Corp.	(5,782,420)	(93,000)	SAVVIS, Inc.			(1,960,440)
(51,400)	Pegasystems, Inc.	(1,595,970)	(21,109)	SBA Communications Corp., Class A			(850,693)
(70,800)	Pitney Bowes, Inc.	(1,513,704)	(26,900)	Sina Corp.			(1,360,602)
(13,000)	Quality Systems, Inc.	(862,030)	(827,189)	Sirius XM Radio, Inc.			(992,627)
(157,894)	Radisys Corp.	(1,487,361)	(27,200)	Thomson Reuters Corp.			(1,020,816)
(357,700)	Rambus, Inc.	(7,454,468)	(28,260)	TW Telecom, Inc.			(524,788)
(2,600)	Research In Motion, Ltd.	(126,594)	(401,459)	Virgin Media, Inc.			(9,241,586)
(25,041)	Rovi Corp.	(1,262,317)	(91,700)	World Wrestling Entertainment, Inc., Class A			(1,275,547)
(22,300)	Salesforce.com, Inc.	(2,493,140)					(33,865,056)
(77,644)	SanDisk Corp.	(2,845,653)
(39,300)	Sourcefire, Inc.	(1,133,412)	Utilities - (0.9)%
(115,657)	Symantec Corp.	(1,754,517)	(62,200)	Aqua America, Inc.			(1,268,880)
(80,000)	SYNNEX Corp.	(2,251,200)	(44,300)	Black Hills Corp.			(1,382,160)
(482,900)	Take-Two Interactive Software, Inc.	(4,896,606)	(105,300)	CenterPoint Energy, Inc.			(1,655,316)
(290,500)	Terremark Worldwide, Inc.	(3,003,770)	(54,900)	DPL, Inc.			(1,434,537)
(425,517)	THQ, Inc.	(1,710,578)	(26,400)	DTE Energy Co.			(1,212,552)
(81,000)	Ultimate Software Group, Inc.	(3,129,840)	(30,000)	EnerNOC, Inc.			(942,300)
(44,800)	Varian Semiconductor Equipment Associates, Inc.	(1,289,344)	(35,200)	Integrys Energy Group, Inc.			(1,832,512)
(105,800)	Veeco Instruments, Inc.	(3,689,246)	(119,500)	Otter Tail Corp.			(2,436,605)
(56,067)	Verigy, Ltd.	(455,825)	(135,800)	Pepco Holdings, Inc.			(2,525,880)
(53,722)	VeriSign, Inc.	(1,705,136)	(26,300)	PICO Holdings, Inc.			(785,318)
(11,200)	VMware, Inc., Class A	(951,328)	(80,400)	Progress Energy, Inc.			(3,571,368)
(50,300)	Western Digital Corp.	(1,428,017)	(68,200)	Southern Co.			(2,539,768)
		(125,393,796)	(109,800)	The Empire District Electric Co.			(2,212,470)
			(60,300)	WGL Holdings, Inc.			(2,278,134)
Materials - (1.1)%							(26,077,800)
(86,100)	Alcoa, Inc.	(1,042,671)
(46,300)	Avery Dennison Corp.	(1,718,656)	Total Common Stock
(76,400)	Balchem Corp.	(2,357,704)	(Cost $(755,636,684))				(798,629,698)
(27,000)	Ecolab, Inc.	(1,369,980)
(21,200)	FMC Corp.	(1,450,292)	Principal		Rate	Maturity
(29,400)	International Flavors & Fragrances, Inc.	(1,426,488)	U.S. Treasury Securities - (0.8)%
(57,000)	International Paper Co.	(1,239,750)	$(5,000,000)	U.S. Treasury Bond	4.63%	02/15/40	(5,842,970)
(291,400)	Jaguar Mining, Inc.	(1,894,100)	(300,000)	U.S. Treasury Note	3.63	08/15/19	(329,953)
(40,220)	Kaiser Aluminum Corp.	(1,721,014)	(16,250,000)	U.S. Treasury Note	3.63	02/15/20	(17,825,486)
(14,100)	NewMarket Corp.	(1,602,888)
(79,575)	Northgate Minerals Corp.	(241,112)	Total U.S. Treasury Securities
(85,600)	PH Glatfelter Co.	(1,040,896)	(Cost $(21,493,497))				(23,998,409)
(37,700)	Plum Creek Timber Co., Inc.	(1,330,810)
(31,200)	Rayonier, Inc. REIT	(1,563,744)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value
Investment Companies - (5.3)%
(61,800)	iShares MSCI Emerging Markets Index Fund	$(2,766,786)
(375,520)	iShares Russell 2000 Index Fund	(25,336,335)
(21,000)	Materials Select Sector SPDR Fund	(688,380)
(303,915)	Powershares QQQ	(14,916,148)
(704,490)	SPDR S&P 500 ETF Trust	(80,396,399)
(21,000)	SPDR S&P Metals & Mining ETF	(1,123,080)
(175,780)	SPDR S&P MidCap 400 ETF Trust	(25,591,810)

Total Investment Companies
(Cost $(144,884,460))		(150,818,938)

Total Short Positions - (34.2)%
(Cost $(922,014,641))		$(973,447,045)

See Notes to Financial Statements.			ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value	Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.4)%					(35)	International Business Machines Corp.	$130.00	01/11	$(16,275)
Call Options Written - (0.0)%					(34)	International Business Machines Corp.	130.00	01/12	(48,960)
(500)	Bed Bath & Beyond, Inc.	$50.00	02/11	$(55,500)	(135)	International Business Machines Corp.	120.00	01/12	(140,400)
(300)	CarMax, Inc.	27.50	10/10	(31,500)	(150)	Johnson & Johnson	60.00	01/11	(25,050)
(180)	FedEx Corp.	95.00	01/11	(37,800)	(335)	Johnson & Johnson	62.50	01/12	(230,815)
(624)	Hewlett-Packard Co.	55.00	01/12	(112,320)	(250)	Johnson & Johnson	60.00	01/12	(150,000)
(255)	Humana, Inc.	55.00	01/12	(147,900)	(100)	JP Morgan Chase & Co.	45.00	01/11	(75,500)
(21)	Intuitive Surgical, Inc.	430.00	01/11	(2,468)	(240)	Kohl’s Corp.	43.00	01/11	(18,000)
(900)	iShares MSCI Emerging Markets Index Fund	50.00	01/11	(46,800)	(290)	Lockheed Martin Corp.	75.00	01/12	(349,450)
(1,900)	SPDR S&P 500 ETF Trust	130.00	12/10	(43,700)	(400)	Lowe’s Cos., Inc.	22.50	01/11	(69,200)
(650)	The Bank of New York Mellon Corp.	40.00	01/11	(2,275)	(230)	McDonald’s Corp.	65.00	01/11	(20,700)
(160)	The Goldman Sachs Group, Inc.	160.00	01/12	(241,120)	(250)	Medtronic, Inc.	35.00	01/11	(77,500)
					(430)	Medtronic, Inc.	45.00	01/12	(577,275)
Total Call Options Written					(620)	Medtronic, Inc.	35.00	01/12	(368,900)
(Premiums Received $(1,461,437))				(721,383)	(170)	Merck & Co., Inc.	40.00	01/11	(69,700)
Put Options Written - (0.4)%					(725)	Merck & Co., Inc.	30.00	01/12	(188,500)
(115)	Abbott Laboratories	50.00	01/11	(19,780)	(1,450)	Merck & Co., Inc.	25.00	01/12	(206,625)
(300)	American Eagle Outfitters, Inc.	15.00	01/11	(35,400)	(100)	Microsoft Corp.	30.00	01/11	(55,600)
(125)	American Express Co.	35.00	01/11	(13,125)	(180)	Microsoft Corp.	27.50	01/11	(62,100)
(17)	Apple, Inc.	180.00	01/11	(1,428)	(71)	Mohawk Industries	40.00	01/11	(7,810)
(110)	Baxter International, Inc.	50.00	01/11	(44,000)	(250)	Monsanto Co.	55.00	01/11	(230,000)
(500)	Bed Bath & Beyond, Inc.	35.00	02/11	(47,500)	(215)	Patterson Cos., Inc.	24.00	04/11	(18,813)
(100)	Best Buy Co., Inc.	35.00	01/11	(10,700)	(120)	PepsiCo, Inc.	65.00	01/11	(26,700)
(140)	BP PLC, ADR	50.00	01/11	(128,100)	(190)	PepsiCo, Inc.	62.50	01/11	(28,500)
(275)	Cisco Systems, Inc.	22.50	01/11	(46,200)	(165)	Philip Morris International, Inc.	50.00	01/11	(20,790)
(1,150)	Citigroup, Inc.	4.00	01/11	(39,100)	(100)	QUALCOMM, Inc.	40.00	01/11	(12,500)
(1,150)	Citigroup, Inc.	4.00	01/12	(89,700)	(100)	Ross Stores, Inc.	40.00	01/11	(3,250)
(250)	Comcast Corp.	17.50	01/11	(37,500)	(560)	Royal Caribbean Cruises, Ltd.	25.00	01/11	(70,280)
(200)	Comcast Corp.	12.50	01/11	(4,500)	(70)	Schlumberger, Ltd.	55.00	01/11	(16,030)
(175)	Costco Wholesale Corp.	60.00	01/11	(28,175)	(2,475)	SPDR S&P 500 ETF Trust	105.00	03/11	(1,195,425)
(310)	Costco Wholesale Corp.	55.00	01/11	(22,010)	(17,400)	SPDR S&P 500 ETF Trust	70.00	03/11	(800,400)
(245)	CVS Caremark Corp.	35.00	01/11	(104,860)	(1,600)	State Street Corp.	30.00	01/12	(560,000)
(450)	CVS Caremark Corp.	35.00	01/12	(292,500)	(325)	The Bank of New York Mellon Corp.	30.00	01/11	(141,375)
(100)	Exxon Mobil Corp.	65.00	01/11	(45,500)	(200)	The Bank of New York Mellon Corp.	30.00	01/12	(129,500)
(180)	FedEx Corp.	85.00	01/11	(96,300)
(15)	Google, Inc.	480.00	01/11	(22,650)
(624)	Hewlett-Packard Co.	35.00	01/12	(193,440)
(1,275)	Humana, Inc.	30.00	01/12	(162,562)

See Notes to Financial Statements.								ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value
(920)	The Bank of New York Mellon Corp.	$25.00	01/12	$(335,800)
(250)	The Boeing Co.	65.00	01/11	(102,500)
(100)	The Boeing Co.	55.00	01/11	(14,100)
(115)	The Coca-Cola Co.	50.00	01/11	(6,670)
(28)	The Goldman Sachs Group, Inc.	150.00	01/11	(34,860)
(300)	The Proctor & Gamble Co.	60.00	04/11	(85,500)
(100)	The St. Joe Co.	30.00	01/11	(55,500)
(100)	The St. Joe Co.	25.00	01/11	(20,500)
(450)	The Walt Disney Co.	33.00	04/11	(133,650)
(180)	Walgreen Co.	35.00	01/11	(51,300)
(965)	Wal-Mart Stores, Inc.	50.00	01/11	(100,360)
(885)	Wal-Mart Stores, Inc.	55.00	01/12	(575,250)
(160)	Waste Management, Inc.	32.50	01/11	(10,800)
(650)	Wells Fargo & Co.	30.00	01/12	(494,000)
(800)	Wells Fargo & Co.	25.00	01/12	(360,000)
(230)	Whole Foods Market, Inc.	30.00	01/11	(18,860)

Total Put Options Written
(Premiums Received $(11,552,821))				(9,896,603)

Total Written Options - (0.4)%
(Premiums Received $(13,014,258))				$(10,617,986)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

ADR	American Depository Receipt		value of these securities amounted to $190,771,824 or
BKNT	Bank Note		8.6% of net assets.
ETF	Exchange Traded Fund	(f)	Variable rate security. Rate presented is as of
FHLB	Federal Home Loan Bank		September 30, 2010.
FHLMC	Federal Home Loan Mortgage Corporation	(g)	Security fair valued in accordance with procedures
FNMA	Federal National Mortgage Association		adopted by the Board of Trustees. At the period end,
GNMA	Government National Mortgage Association		the value of these securities amounted to $18,272,605
LLC	Limited Liability Company		or 0.8% of net assets.
LP	Limited Partnership	(h)	Debt obligation initially issued at one coupon rate which
MTN	Medium Term Note		converts to higher coupon rate at a specified date. Rate
PLC	Public Limited Company		presented is as of September 30, 2010.
REIT	Real Estate Investment Trust	(i)	Security is currently in default and is on scheduled
(a)	All or a portion of this security is held as collateral for		interest or principal payment.
	securities sold short.	(j)	Rate presented is yield to maturity.
(b)	Non-income producing security.	(k)	Holders of Comdisco Holding Co., Inc. were issued
(c)	Subject to put option written by the Fund.		contingent equity distribution rights pursuant to the
(d)	Subject to call option written by the Fund.		Comdisco, Inc. First Amended Joint Plan of
(e)	Security exempt from registration under Rule 144A		Reorganization. Accordingly, there is no associated
	under the Securities Act of 1933. At the period end, the		strike price or expiration date.

A summary of outstanding credit default swap agreements held by the Fund at September 30, 2010, is as follows:

Counterparty	Reference Entity / Obligation	Buy/Sell Protection	Pays (Receives) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Index ABS CDS	Sell	0.09%	08/25/37	$(5,478)	$1,670
Barclays	Index ABS CDS	Sell	0.76	01/25/38	(2,375,219)	338,012
						$339,682

The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection or receive as the buyer of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At September 30, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
3	U.S. 5-year Note (CBT) Future	12/31/10	$359,216	$3,385
(2)	3-Month Euro$ Future	12/13/10	(489,097)	(9,103)
(2)	3-Month Euro$ Future	03/14/11	(487,247)	(10,703)
(2)	3-Month Euro$ Future	06/13/11	(485,398)	(12,177)
(2)	3-Month Euro$ Future	09/19/11	(483,748)	(13,352)
(2)	3-Month Euro$ Future	12/19/11	(482,147)	(14,353)
(2)	3-Month Euro$ Future	03/19/12	(480,997)	(14,828)
(2)	3-Month Euro$ Future	06/18/12	(479,948)	(15,127)
(800)	Russell 2000 Mini Future	12/17/10	(51,958,160)	(2,001,840)
(6,000)	S&P 500 Emini Future	12/17/10	(328,290,000)	(12,735,000)
(20)	U.S. 2-year Note (CBT) Future	12/31/10	(4,381,274)	(8,414)
(120)	U.S. 5-year Note (CBT) Future	12/31/10	(14,410,099)	(93,963)
(239)	U.S. 10-year Note (CBT) Future	12/31/10	(29,844,670)	(280,533)
(20)	U.S. Long Bond (CBT) Future	12/31/10	(2,694,376)	20,001
			$(434,607,945)	$(15,186,007)

* Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$319,389,289
Gross Unrealized Depreciation	(123,655,960)
Net Unrealized Appreciation	$195,733,329

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2- Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value:
Common Stock
Consumer Discretionary	$241,747,602	$-	$-	$241,747,602
Consumer Staples	149,438,498	-	-	149,438,498
Energy	65,980,797	-	-	65,980,797
Financial	193,391,994	-	-	193,391,994
Healthcare	152,279,913	-	-	152,279,913
Industrial	102,822,504	-	-	102,822,504
Information Technology	131,203,500	-	-	131,203,500
Materials	27,281,420	-	-	27,281,420
Telecommunication Services	48,781,245	-	-	48,781,245
Utilities	27,581,557	-	-	27,581,557
Preferred Stock
Consumer Discretionary	17,466,890	-	-	17,466,890
Consumer Staples	2,024,723	-	-	2,024,723
Energy	2,503,726	-	-	2,503,726
Financial	13,879,165	-	-	13,879,165
Healthcare	8,758,352	-	-	8,758,352
Industrial	3,367,686	-	-	3,367,686
Utilities	1,036,854	-	-	1,036,854
Asset Backed Obligations	-	208,298,101	5,164,513	213,462,614
Corporate Convertible Bonds	-	552,932,930	12,841,892	565,774,822
Corporate Non-Convertible Bonds	-	82,925,114	266,200	83,191,314
Foreign Government Bonds	-	1,257,450	-	1,257,450
Interest Only Bonds		536,059	-	536,059
Municipal Bonds	-	1,631,035	-	1,631,035
Syndicated Loans	-	3,834,510	-	3,834,510
U.S. Government & Agency Obligations	-	82,596,945	-	82,596,945
Rights	18,750	-	-	18,750
Investment Companies	335,498,889	-	-	335,498,889
Purchased Options	36,599,152	-	-	36,599,152
Total Investments at Value	1,561,663,217	934,012,144	18,272,605	2,513,947,966
Other Financial Instruments**
Credit Default Swaps	-	339,682	-	339,682
Futures	23,386	-	-	23,386
Total Assets	$1,561,686,603	$934,351,826	$18,272,605	$2,514,311,034

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	$(798,629,698)	$-	$-	$(798,629,698)
U.S. Government & Agency Obligations	-	(23,998,409)	-	(23,998,409)
Investment Companies	(150,818,938)	-	-	(150,818,938)
Total Securities Sold Short	(949,448,636)	(23,998,409)	-	(973,447,045)
Other Financial Instruments**:
Futures	(15,186,007)	-	-	(15,186,007)
Written Options	(10,617,986)	-	-	(10,617,986)
Total Other Financial Instruments	(25,803,993)	-	-	(25,803,993)
Total Liabilities	$(975,252,629)	$(23,998,409)	$-	$(999,251,038)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument, and written options, which are reported at their market value at period end date.
The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds

Balance as of 03/31/10	$-	$9,549,732	$27,814
Accrued Accretion / (Amortization)	8,215	(464)	-
Realized Gain / (Loss)	-	-	-
Change in Unrealized Appreciation / (Depreciation)	91,575	55,641	-
Purchases	5,139,173	12,440,637	-
Sales	(81,576)	-	-
Transfers In / (Out)	7,126	(9,203,655)	238,386
Balance as of 09/30/10	$5,164,513	$12,841,891	$266,200
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/10 ***	$(2,002,611)	$(98,682)	$(173,300)

*** The change in unrealized appreciation / (depreciation) is included in net change in unrealized appreciation / (depreication) of investments in the accompanying Statement of Operations. Written options are reported at their market value at period end.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Value
Long Positions - 75.1%			17,967	Zhongpin, Inc. (a)	$292,682
Equity Securities - 29.1%					9,259,840
Common Stock - 28.9%
Consumer Discretionary - 7.2%			Energy - 7.3%
11,430	7 Days Group Holdings, Ltd., ADR (a)	$205,626	90,283	Canadian Oil Sands Trust	2,234,041
640,051	Accuride Corp. (a)	704,056	21,257	CVR Energy, Inc. (a)	175,370
5,729	Amazon.com, Inc. (a)	899,797	167,384	Energy Partners, Ltd. (a)	2,010,282
11,775	BJ's Restaurants, Inc. (a)	331,584	86,888	Exterran Holdings, Inc. (a)(b)	1,973,226
5,352	Chipotle Mexican Grill, Inc. (a)	920,544	23,597	Helix Energy Solutions Group, Inc. (a)	262,871
38,296	Comcast Corp., Special Class A	651,415	44,204	Mitcham Industries, Inc. (a)	327,110
83,000	Cooper-Standard Holding, Inc. (a)	2,996,300	3,875	Murphy Oil Corp.	239,940
4,160	Country Style Cooking Restaurant Chain Co., Ltd. (a)	118,934	18,738	Petroleo Brasileiro SA, ADR	614,981
7,849	Ctrip.com International, Ltd., ADR (a)	374,790	5,230,572	Primary Energy Recycling Corp. (a)	5,541,183
132,911	Denny's Corp. (a)	413,353	110,889	SEACOR Holdings, Inc. (a)(b)	9,443,307
15,120	DIRECTV, Class A (a)	629,446	5,980	Suncor Energy, Inc.	194,649
34,976	EchoStar Corp., Class A (a)	667,342	121,921	Sunoco, Inc. (b)	4,450,117
77,194	Ford Motor Co. (a)	944,855	100,343	Tetra Technologies, Inc. (a)	1,023,499
41,099	Great Canadian Gaming Corp. (a)	286,403			28,490,576
5,531	Home Inns & Hotels Management, Inc., ADR (a)	273,453
32,281	Ingles Markets, Inc., Class A	536,187	Financial - 4.5%
20,600	JC Penney Co., Inc.	559,908	23,243	Berkshire Hathaway, Inc., Class B (a)	1,921,731
3,694	Las Vegas Sands Corp. (a)	128,736	15,059	CB Richard Ellis Group, Inc.,	275,278
57,000	Liberty Media Corp. - Starz, Class A (a)	3,698,160	313,445	Coventree, Inc. (a)	1,124,125
7,878	MakeMyTrip, Ltd. (a)	304,957	18,873	Green Dot Corp., Class A (a)	914,963
7,524	McDonald's Corp.	560,613	7,635	Higher One Holdings, Inc. (a)	125,901
11,601	NetFlix, Inc. (a)	1,881,218	106,273	Hilltop Holdings, Inc. (a)	1,018,095
179,902	Nevada Gold & Casinos, Inc. (a)	185,299	10,062	Ichigo Group Holdings Co., Ltd. (a)	1,172,775
2,534	NVR, Inc. (a)	1,640,841	275,313	MI Developments, Inc., Class A	3,020,184
5,721	Panera Bread Co., Class A (a)	506,938	15	MicroFinancial, Inc.	59
18,842	Rackspace Hosting, Inc. (a)	489,515	6,750,000	Pacific Century Premium Developments, Ltd. (a)	1,217,964
425,574	Sky City Entertainment Group, Ltd.	883,649	1,062	Protective Life Corp.	23,109
38,609	Stewart Enterprises, Inc., Class A	208,103	6,370	Shore Capital Group, Ltd. (a)	2,777
36,638	Susser Holdings Corp. (a)	512,932	1,633,771	Signature Group Holdings, Inc. (a)	1,127,302
38,302	Tata Motors, Ltd., ADR	977,084	151,880	Symetra Financial Corp.	1,588,665
15,756	Tenneco, Inc. (a)	456,451	868,600	Urbana Corp., Non Voting Class A (a)	987,717
317,500	Tigrent, Inc. (a)	69,850	189,795	Walter Investment Management Corp. REIT	3,319,515
184,340	Titan International, Inc. (b)	2,501,494			17,840,160
59,079	UAL Corp. (a)	1,396,037
3,847	Ulta Salon Cosmetics & Fragrance, Inc. (a)	112,332	Healthcare - 0.7%
		28,028,202	9,612	Alexion Pharmaceuticals, Inc. (a)	618,628
			193,691	Furiex Pharmaceuticals, Inc. (a)	2,184,835
Consumer Staples - 2.4%					2,803,463
124,380	Coca-Cola Enterprises, Inc. (a)	3,855,780
45,903	Pilgrim's Pride Corp. (a)	257,975	Industrial - 0.8%
614,046	QLT, Inc. (a)	3,868,490	8,355	Canfor Corp. (a)	68,048
34,576	Tyson Foods, Inc., Class A	553,908	32,324	Great Lakes Dredge & Dock Corp.	187,802
19,207	Warner Chilcott PLC, Class A	431,005	31,999	Owens-Illinois, Inc. (a)	897,892
			22,353	PHI, Inc. (a)	361,672
			44,068	Timberwest Forest Corp. (a)	171,321
			19,257	Union Pacific Corp.	1,575,223
					3,261,958

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description	Value	Shares	Security Description	Rate		Value
Information Technology - 2.2%			Preferred Stock - 0.2%
15,249	Altera Corp.	$459,910	Financial - 0.2%
654	Apple, Inc. (a)	185,573	11,000	AngloGold Ashanti, Ltd.	6.00%		$583,000
3,899	Aruba Networks, Inc. (a)	83,205
346,799	CareView Communications, Inc. (a)	561,814	Utilities - 0.0%
9,479	Cognizant Technology Solutions Corp., Class A (a)	611,111	1,300	PPL Corp.	9.50		74,061
58,716	EMC Corp. (a)	1,192,522	Total Preferred Stock
6,003	F5 Networks, Inc. (a)	623,171	(Cost $634,065)				657,061
7,817	IntraLinks Holdings, Inc. (a)	132,185	Total Equity Securities
41,922	Microsoft Corp.	1,026,670	(Cost $99,431,311)				113,890,094
34,324	Novell, Inc. (a)	204,914
66,357	Oracle Corp.	1,781,685	Principal		Rate	Maturity
7,849	RADWARE, Ltd. (a)	269,692	Fixed Income Securities - 21.4%
9,236	Rovi Corp. (a)	465,587	Asset Backed Obligations - 4.1%
3,832	Salesforce.com, Inc. (a)	428,418	$400,000	ACE Securities Corp., Series 2006-HE1 A2D (c)	0.56%	02/25/36	186,864
3,512	VanceInfo Technologies, Inc., ADR (a)	113,578	358,651	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (c)	0.41	03/25/37	157,135
5,785	VMware, Inc., Class A (a)	491,378	147,041	Aerco, Ltd., Series 2A A3 (c)(d)	0.72	07/15/25	103,296
		8,631,413	64,933	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (c)(d)(e)	0.52	06/14/37	56,005
			100,000	Alta Wind Holdings, LLC (d)	7.00	06/30/35	106,147
Materials – 1.8%			20,000	American Airlines Pass Through Trust, Series 2001-02	7.86	10/01/11	20,950
25,000	Acadian Timber Corp.	150,160	49,312	American Airlines Pass Through Trust, Series 2009-1A	10.38	07/02/19	57,696
8,191	Agnico-Eagle Mines, Ltd.	581,807	89,000	Argent Securities, Inc., Series 2005-W5 A2D (c)	0.58	01/25/36	39,988
36,700	Andean Resources, Ltd. (a)	222,932	116,561	Astoria Depositor Corp. (d)	8.14	05/01/21	115,687
6,021	AuEx Ventures, Inc. (a)	32,127	87,167	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (c)(d)(e)	0.65	11/14/33	72,240
42,319	Cameco Corp.	1,173,506	145,241	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	109,487
4,397	Clearwater Paper Corp. (a)	334,524	125,016	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (c)	2.98	05/25/35	90,244
19,278	Domtar Corp. (b)	1,244,973
44,517	Kirkland Lake Gold, Inc. (a)	375,121
46,346	Lake Shore Gold Corp. (a)	162,159
11,819	Molycorp, Inc. (a)	334,360
23,255	Monsanto Co.	1,114,612
7,109	Newmont Mining Corp.	446,516
2,600	Rare Element Resources, Ltd. (a)	22,464
25,731	Rubicon Minerals Corp. (a)	105,785
4,695	Schweitzer-Mauduit International, Inc.	273,765
87,600	Sprott Resource Corp. (a)	366,100
21,194	Verso Paper Corp. (a)	61,039
		7,001,950

Telecommunication Services – 2.0%
9,522	Acme Packet, Inc. (a)	361,265
19,045	American Tower Corp., Class A (a)	976,247
15,322	Discovery Communications, Inc., Class A (a)	667,273
26,337	Finisar Corp. (a)	494,872
58,564	Oclaro, Inc. (a)	937,609
180,500	Vodafone Group PLC, ADR	4,478,205
		7,915,471
Total Common Stock
(Cost $98,797,246)		113,233,033

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$137,844	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (c)	0.45%	05/25/36	$70,472	$47,979	Continental Airlines Pass Through Trust, Series 2009-1 A	9.00%	07/08/16	$55,176
125,000	Carrington Mortgage Loan Trust, Series 2007-FRE1 A3 (c)	0.52	02/25/37	51,193	92,849	Coso Geothermal Power Holdings (d)	7.00	07/15/26	92,678
400,000	Centex Home Equity, Series 2006-A AV4 (c)	0.51	06/25/36	252,207	332,733	Countrywide Alternative Loan Trust, Series 2005-27 2A1 (c)	1.74	08/25/35	186,982
81,246	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (c)	5.81	07/25/37	60,599	185,191	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (c)	1.35	08/25/46	101,982
500,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (c)	0.46	01/25/37	229,918	324,943	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (c)	0.42	02/25/47	206,748
457,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (c)	0.44	03/25/37	249,129	61,913	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (c)	0.35	04/25/47	58,071
300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (c)	1.31	07/25/37	166,081	300,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (c)	0.38	06/25/47	231,801
545,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (c)	1.56	07/25/37	218,532	229,902	Countrywide Asset-Backed Certificates, Series 2007-13 2A2 (c)	1.06	10/25/47	167,315
105,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4	5.32	12/11/49	109,025	300,000	Countrywide Asset-Backed Certificates, Series 2007-4 A2	5.53	09/25/37	264,982
80,041	Citimortgage Alternative Loan Trust, Series 2007-A1 1A7	6.00	01/25/37	59,704	230,000	Countrywide Asset-Backed Certificates, Series 2007-5 2A2 (c)	0.43	09/25/47	186,096
67,298	Conseco Finance, Series 2001-D A5 (c)	6.19	11/15/32	69,150	75,000	Countrywide Asset-Backed Certificates, Series 2007-7 2A2 (c)	0.42	10/25/47	61,638
100,000	Conseco Financial Corp., Series 1996-10 M1 (c)	7.24	11/15/28	104,110	166,775	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (c)	3.13	04/20/35	122,530
68,760	Continental Airlines Pass Through Trust, Series 2007-1 A	5.98	04/19/22	71,339

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$73,519	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (c)	5.46%	06/25/47	$56,957	$140,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B	7.67%	11/08/16	$129,850
45,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	46,895	300,000	Ellington Loan Acquisition Trust, Series 2007-1 A2C (c)(d)	1.51	05/29/37	137,729
350,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (c)	0.41	05/25/36	216,042	394,000	Ellington Loan Acquisition Trust, Series 2007-2 A2C (c)(d)	1.36	05/25/37	229,651
250,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (c)	0.37	10/25/36	219,910	300,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (c)	0.45	04/25/37	142,452
600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2C (c)	0.41	10/25/36	133,592	195,000	Fieldstone Mortgage Investment Corp., Series 2006-2 2A3 (c)	0.53	07/25/36	76,560
50,000	Delta Air Lines Pass Through Trust, Series 2000-1 A-2	7.57	11/18/10	50,602	450,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11 2A3 (c)	0.41	08/25/36	230,518
109,372	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	109,372	360,000	First NLC Trust, Series 2005-4 A4 (c)	0.65	02/25/36	189,531
50,000	Delta Air Lines Pass Through Trust, Series 2002-1 G-2	6.42	07/02/12	52,500	20,267	FPL Energy National Wind Portfolio, LLC (d)	6.13	03/25/19	19,366
174,335	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (c)	1.14	04/25/47	107,757	13,080	FPL Energy Wind Funding, LLC (d)	6.88	06/27/17	12,753
323,769	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (c)	0.40	04/19/48	215,523	85,000	GE Corporate Aircraft Financing, LLC, Series 2005-1A C (c)(d)(e)	1.56	08/26/19	73,100
31,746	Dynegy Roseton/Danskammer Pass Through Trust, Series A	7.27	11/08/10	31,746	103,333	GE Seaco Finance SRL, Series 2005-1A A (c)(d)(e)	0.51	11/17/20	96,229
					72,757	Genesis Funding, Ltd., Series 2006-1A G1 (c)(d)(e)	0.50	12/19/32	61,297
					46,195	Green Tree Home Improvement Loan Trust, Series 1997-E HEB1	7.53	01/15/29	45,675

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$110,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (c)	6.08%	07/10/38	$120,705	$400,000	Indymac Residential Asset Backed Trust, Series 2007-A 2A4A (c)	0.58%	04/25/47	$172,586
180,000	GSAA Trust, Series 2005-7 AF3 (c)	4.75	05/25/35	166,050	114,443	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (c)	0.75	08/15/16	103,428
144,865	GSAA Trust, Series 2006-16 A1 (c)	0.32	10/25/36	74,658	165,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (c)	6.30	09/25/36	84,736
145,175	GSAA Trust, Series 2006-19 A1 (c)	0.35	12/25/36	70,819	120,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (c)	6.05	11/25/36	82,971
146,258	GSAA Trust, Series 2006-20 1A1 (c)	0.33	12/25/46	74,013	160,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	168,014
149,031	GSAA Trust, Series 2007-4 A1 (c)	0.36	03/25/37	72,451	105,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (c)	5.93	02/12/49	115,289
400,000	GSAMP Trust, Series 2007-FM2 A2B (c)	0.35	01/25/37	162,710	265,000	JP Morgan Mortgage Acquisition Corp., Series 2006-CH1 A4 (c)	0.40	07/25/36	209,490
134,414	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (c)	4.65	05/25/47	99,760	350,000	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (c)	0.55	01/25/36	151,844
192,490	Harborview Mortgage Loan Trust, Series 2007-5 A1A (c)	0.45	09/19/37	113,800	300,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH1 AV4 (c)	0.39	11/25/36	256,972
77,512	HSBC Home Equity Loan Trust, Series 2006-1 A1 (c)	0.42	01/20/36	70,399	185,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH2 AF2 (f)	5.48	01/25/37	149,982
300,000	HSBC Home Equity Loan Trust, Series 2007-1 M2 (c)	0.74	03/20/36	145,773
66,383	HSBC Home Equity Loan Trust, Series 2007-3 APT (c)	1.46	11/20/36	60,516
110,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (c)	2.51	11/20/36	58,172
120,000	Indiantown Cogeneration LP, Series A-10	9.77	12/15/20	133,522
111,245	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (c)	5.61	08/25/36	56,391
274,964	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (c)	5.25	05/25/37	158,023

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$360,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (c)	0.47%	03/25/37	$168,114	$365,000	Morgan Stanley ABS Capital I, Series 2006-HE3 A2D (c)	0.51%	04/25/36	$148,910
200,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A3 (c)	0.37	05/25/37	129,671	400,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (c)	0.55	02/25/36	158,640
127,993	Lehman XS Trust, Series 2006-14N 3A2 (c)	0.38	08/25/36	59,939	200,000	Morgan Stanley ABS Capital I, Series 2007-HE2 A2B (c)	0.35	01/25/37	98,830
134,532	Lehman XS Trust, Series 2007-16N 2A2 (c)	1.11	09/25/47	85,358	110,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	116,677
249,000	Long Beach Mortgage Loan Trust, Series 2006-5 2A4 (c)	0.50	06/25/36	96,747	184,499	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (f)	6.42	08/25/36	108,249
500,000	MASTR Asset Backed Securities Trust, Series 2006-AM3 A4 (c)	0.50	10/25/36	191,812	153,195	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (c)	0.35	12/25/36	73,227
350,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (c)	0.44	06/25/37	168,150	151,464	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (c)	0.38	04/25/37	73,434
115,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (c)	5.17	12/12/49	119,334	220,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (c)	0.54	09/25/36	120,593
55,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (c)	5.75	06/12/50	56,203	125,000	Nationstar Home Equity Loan Trust, Series 2007-A AV4 (c)	0.49	03/25/37	74,709
167,457	Mid-State Trust, Series 2006-1A (d)	5.79	10/15/40	161,265	197,600	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (c)	0.60	04/25/37	80,610
69,419	Midwest Generation, LLC, Series B	8.56	01/02/16	68,638	153,517	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (c)	0.43	12/25/36	70,867
53,586	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	59,213	207,034	Option One Mortgage Loan Trust, Series 2006-3 2A2 (c)	0.36	02/25/37	137,954
655,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (c)	0.55	01/25/36	362,995	380,000	Option One Mortgage Loan Trust, Series 2007-4 2A3 (c)	0.50	04/25/37	148,137
					375,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (c)	0.44	07/25/37	151,287

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$82,000	Prudential Holdings, LLC (d)	8.70%	12/18/23	$104,157	$46,667	Textainer Marine Containers, Ltd., Series 2005-1A A (c)(d)	0.51%	05/15/20	$43,226
79,332	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	82,406	86,636	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (c)	0.48	06/25/47	83,646
100,000	Saxon Asset Securities Trust, Series 2005-2 M1 (c)	0.68	10/25/35	85,817	67,833	Triton Container Finance, LLC, Series 2006-1A (c)(d)	0.43	11/26/21	61,093
320,000	Saxon Asset Securities Trust, Series 2006-3 A3 (c)	0.43	10/25/46	147,978	55,208	Triton Container Finance, LLC, Series 2007-1A (c)(d)	0.40	02/26/19	51,052
400,000	Securitized Asset Backed Receivables, LLC Trust, Series 2006-HE2 A2C (c)	0.41	07/25/36	150,489	87,707	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	98,451
202,176	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR2 A2 (c)	0.49	02/25/37	96,585	141,183	WaMu Mortgage Pass Through Certificates, Series 2004-AR6 A (c)	0.73	05/25/44	103,970
500,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (c)	0.41	12/25/36	233,154	91,041	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (c)	5.34	04/25/37	66,798
250,000	Soundview Home Equity Loan Trust, Series 2006-WF2 A2C (c)	0.40	12/25/36	212,206	180,980	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (c)	1.20	07/25/47	116,008
206,371	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (c)	0.46	10/25/36	123,039	80,982	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (c)	0.81	05/25/35	48,128
190,536	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (c)	0.45	09/25/47	113,996	110,852	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (c)	0.76	06/25/35	67,845
329,940	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (c)	1.89	08/25/47	189,583
120,000	Structured Asset Securities Corp., Series 2007-BC3 2A2 (c)	0.40	05/25/47	80,485

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$132,580	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50%	02/25/36	$89,508	$2,250,000	Greektown Superholdings, Inc. (b)(d)	13.00%	07/01/15	$2,455,312
161,451	Wells Fargo Home Equity Trust, Series 2006-3 A2 (c)	0.41	01/25/37	105,384	185,000	Invista (b)(d)	9.25	05/01/12	187,775
Total Asset Backed Obligations					500,000	MGM Resorts International (b)	10.38	05/15/14	558,750
(Cost $12,867,033)				16,226,445	2,350,000	Mohegan Tribal Gaming Authority	6.13	02/15/13	1,871,187
					1,750,000	Mohegan Tribal Gaming Authority (d)	11.50	11/01/17	1,575,000
Corporate Convertible Bonds – 5.4%					130,000	New Albertsons, Inc. (b)	7.75	06/15/26	110,825
Consumer Discretionary – 0.9%					1,760,000	New Albertsons, Inc., MTN, Series C (b)	6.63	06/01/28	1,295,800
2,290,000	Titan International, Inc. (b)(d)	5.63	01/15/17	3,389,200	10,000	Service Corp. International	7.88	02/01/13	10,850
					2,000,000	The Hertz Corp. (b)	8.88	01/01/14	2,062,500
Consumer Staples – 0.1%					50,000	Time Warner Cable, Inc.	8.25	04/01/19	64,658
500,000	Archer-Daniels-Midland Co. (b)	0.88	02/15/14	525,625	780,000	Titan International, Inc. (b)	8.00	01/15/12	842,400
					1,000,000	Vector Group, Ltd. (b)	11.00	08/15/15	1,033,750
Financial – 2.0%									12,487,870
1,500,000	AngloGold Ashanti Holdings Finance PLC (b)(d)	3.50	05/22/14	1,783,125
5,055,000	CompuCredit Holdings Corp.	3.63	05/30/25	3,867,075	Consumer Staples – 0.0%
1,000,000	CompuCredit Holdings Corp. (d)	5.88	11/30/35	428,750	208,000	NBTY, Inc. (b)	7.13	10/01/15	216,840
1,760,000	Hilltop Holdings, Inc. (b)	7.50	08/15/25	1,832,600
				7,911,550	Energy – 1.3%
					60,000	Atlas Energy Operating Co., LLC / Atlas Energy Finance Corp.	12.13	08/01/17	69,675
Industrial – 0.8%					4,200,000	ATP Oil & Gas Corp. (d)	11.88	05/01/15	3,643,500
500,000	AGCO Corp. (b)	1.25	12/15/36	583,125	50,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	57,384
2,700,000	Ambassadors International, Inc.	3.75	04/15/27	1,039,500	50,000	CenterPoint Energy Resources Corp., MTN	6.00	05/15/18	57,594
1,300,000	MasTec, Inc. (b)	4.00	06/15/14	1,303,250	100,000	Continental Resources, Inc. (b)	8.25	10/01/19	110,000
				2,925,875	700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	764,608
					100,000	Tesoro Corp. (b)	6.50	06/01/17	99,000
Materials – 1.6%					19,000	The Williams Cos., Inc.	7.88	09/01/21	23,114
2,050,000	Goldcorp, Inc. (b)	2.00	08/01/14	2,503,563
3,675,000	Kinross Gold Corp. (b)	1.75	03/15/28	3,762,281
				6,265,844
Total Corporate Convertible Bonds
(Cost $16,621,828)				21,018,094

Corporate Non-Convertible Bonds – 7.8%
Consumer Discretionary – 3.2%
225,000	Dillard’s, Inc. (b)	7.88	01/01/23	214,313
225,000	Dillard’s, Inc. (b)	7.75	05/15/27	204,750

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$30,000	Valero Energy Corp.	9.38%	03/15/19	$38,371	$125,000	Morgan Stanley (c)	1.01%	10/15/15	$114,792
50,000	Valero Energy Corp.	7.50	04/15/32	54,674	110,000	Nationsbank Capital Trust III (c)	1.08	01/15/27	77,341
15,000	Valero Energy Corp.	10.50	03/15/39	20,339	175,000	Nationwide Mutual Insurance Co. (b)(c)(d)	5.81	12/15/24	151,571
				4,938,259	62,000	Raymond James Financial, Inc.	8.60	08/15/19	74,404
					2,848,433	Signature Group Holdings, Inc. (e)	9.00	12/31/16	2,563,590
Financial - 1.6%					30,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	33,327
60,000	Ally Financial, Inc.	7.25	03/02/11	61,350	58,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	69,116
50,000	Cantor Fitzgerald LP (d)	6.38	06/26/15	51,443	20,000	The Goldman Sachs Group, Inc., MTN, Series B (c)	0.91	07/22/15	18,820
30,000	Capital One Capital V	10.25	08/15/39	32,663	100,000	Wachovia Corp. (c)	0.82	10/28/15	92,716
200,000	Chase Capital II, Series B (c)	0.97	02/01/27	152,575	100,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (d)	7.50	06/02/14	116,487
185,000	Chase Capital III, Series C (c)	0.85	03/01/27	141,109	500,000	Woodside Finance, Ltd. (b)(d)	5.00	11/15/13	544,178
75,000	Citigroup, Inc. (b)(c)	0.71	11/05/14	69,590	55,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance, LLC (d)	4.38	11/15/10	55,226
80,000	Citigroup, Inc.	8.50	05/22/19	99,065	175,000	ZFS Finance USA Trust I (c)(d)	6.15	12/15/65	174,125
200,000	Citigroup, Inc. (c)	0.87	08/25/36	127,868					6,156,253
90,000	City National Capital Trust I	9.63	02/01/40	93,725
155,000	Credit Suisse Guernsey, Series 1 (c)	1.07	05/29/49	109,469	Healthcare – 0.0%
55,000	Discover Financial Services	10.25	07/15/19	70,568	95,000	CHS/Community Health Systems, Inc.	8.88	07/15/15	101,175
60,000	Duke Realty LP REIT	7.38	02/15/15	68,473	50,000	HCA, Inc.	9.25	11/15/16	54,250
50,000	ERP Operating LP REIT	5.20	04/01/13	54,113	65,000	HCA, Inc.	8.50	04/15/19	72,800
16,000	General Electric Capital Corp.	5.63	05/01/18	17,787					228,225
100,000	General Electric Capital Corp., MTN (c)	0.81	05/05/26	78,318
80,000	General Electric Capital Corp., MTN, Series A (c)	0.55	09/15/14	76,751	Industrial – 0.6%
80,000	General Electric Capital Corp., MTN, Series G	6.88	01/10/39	92,180	265,000	Bristow Group, Inc. (b)	6.13	06/15/13	269,637
100,000	Health Care REIT, Inc.	4.70	09/15/17	101,201	85,000	Bristow Group, Inc. (b)	7.50	09/15/17	87,550
100,000	International Lease Finance Corp. (d)	6.75	09/01/16	107,500	500,000	MasTec, Inc. (b)	7.63	02/01/17	501,250
140,000	JPMorgan Chase Capital XXI, Series U (c)	1.42	02/02/37	101,269
440,000	MBNA Capital, Series B (c)	1.27	02/01/27	309,753
50,000	Morgan Stanley	6.60	04/01/12	53,790

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value	Principal	Security Description	Rate	Maturity	Value
$148,000	Mueller Industries, Inc. (b)	6.00%	11/01/14	$147,630	$37,000	The AES Corp. (d)	8.75%	05/15/13	$37,648
1,155,000	Silgan Holdings, Inc. (b)	7.25	08/15/16	1,231,519					1,050,711
				2,237,586	Total Corporate Non-Convertible Bonds
					(Cost $27,008,037)				30,756,807
Materials – 0.8%
1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	1,009,242	U.S. Government & Agency Obligations - 4.1%
695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	943,571	Agency - 0.9%
1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	983,110	1,750,000	FHLMC	1.63	04/26/11	1,763,615
338,000	Westlake Chemical Corp. (b)	6.63	01/15/16	342,225	1,750,000	FNMA	1.88	04/20/12	1,788,896
				3,278,148					3,552,511

Telecommunication Services – 0.0%					Interest Only Bonds - 0.1%
96,000	Millicom International Cellular SA (b)	10.00	12/01/13	99,240	801,325	FNMA, Series 2006-125 SM (c)	6.94	01/25/37	117,965
60,000	Qwest Corp.	7.88	09/01/11	63,675	346,061	FNMA, Series 2007-68 SC (c)	6.44	07/25/37	49,932
				162,915	254,307	GNMA, Series 2007-78 SG (c)	6.28	12/20/37	27,728
					543,377	GNMA, Series 2008-51 GS (c)	5.97	06/16/38	67,516
Utilities – 0.3%					512,891	GNMA, Series 2010-4 NS (c)	6.13	01/16/40	59,452
110,000	Edison Mission Energy	7.00	05/15/17	80,025	463,256	GNMA, Series 2010-4 SL (c)	6.14	01/16/40	65,908
170,000	KCP&L Greater Missouri Operations Co. (b)	11.88	07/01/12	195,709					388,501
25,000	KCP&L Greater Missouri Operations Co.	8.27	11/15/21	29,347
100,000	Mirant Americas Generation, LLC	9.13	05/01/31	95,250
85,000	Nisource Finance Corp. (b)	10.75	03/15/16	112,397	U.S. Treasury Securities - 3.1%
55,000	NRG Energy, Inc.	7.25	02/01/14	56,581	7,500,000	U.S. Treasury Bill (g)	0.12 - 0.15	11/26/10	7,498,349
50,000	NRG Energy, Inc.	7.38	02/01/16	51,563	2,000,000	U.S. Treasury Bill (g)	0.14	12/16/10	1,999,494
90,000	PNM Resources, Inc.	9.25	05/15/15	97,312	2,500,000	U.S. Treasury Bill (g)	0.15	12/30/10	2,499,080
100,000	Sabine Pass LNG LP	7.25	11/30/13	97,000					11,996,923
160,000	Southern Union Co. (c)	7.20	11/01/66	145,200	Total U.S. Government & Agency Obligations
40,000	Texas-New Mexico Power Co. (d)	9.50	04/01/19	52,679	(Cost $15,830,756)				15,937,935
					Total Fixed Income Securities
					(Cost $72,327,654)				83,939,281

					Shares
					Investment Companies - 8.9%
					25,830	Energy Select Sector SPDR Fund			1,448,030
					17,995	iShares Barclays Aggregate Bond Fund			1,955,157
					10,470	iShares MSCI Brazil Index Fund			805,457
					27,720	iShares MSCI Canada Index Fund			776,992
					46,495	iShares MSCI EAFE Index Fund			2,553,505
					93,490	iShares MSCI Emerging Markets Index Fund			4,185,547
					45,140	iShares MSCI Hong Kong Index Fund			818,840
					14,915	iShares MSCI Mexico Investable Market Index Fund			790,346
					17,965	iShares MSCI Pacific ex-Japan Index Fund			795,850
					14,875	iShares MSCI South Korea Index Fund			795,664
					59,750	iShares MSCI Taiwan Index Fund			809,612
					27,815	iShares Russell 2000 Index Fund			1,876,678

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares	Security Description			Value	Principal	Security Description	Rate	Maturity	Value
55,541	Market Vectors - Gold Miners ETF (b)(h)			$3,106,408	$500,000	South Carolina Electric & Gas Co.	0.40%	11/10/10	$499,778
9,843	Oil Services Holders Trust			1,113,735	1,000,000	Stanley Black & Decker, Inc.	0.40	11/10/10	999,556
32,620	PowerShares DB Commodity Index Tracking Fund (a)			786,468	1,500,000	UnitedHealth Group, Inc.	0.36	10/01/10	1,500,000
46,195	SPDR Barclays Capital High Yield Bond ETF			1,848,262	2,200,000	UnitedHealth Group, Inc.	0.37	10/05/10	2,199,910
22,100	SPDR Gold Trust (a)			2,826,811	1,500,000	Volkswagen of America	0.38	10/13/10	1,499,810
6,810	SPDR S&P 500 ETF Trust			777,157	2,000,000	Volkswagen of America	0.40	10/15/10	1,999,689
147,300	Vanguard Emerging Markets ETF			6,687,420	3,236,000	Wisconsin Energy Corp.	0.37	10/15/10	3,235,534
Total Investment Companies					Total Commercial Paper
(Cost $32,436,272)				34,757,939	(Cost $57,702,394)				57,702,394
					Total Short-Term Investments
Principal		Rate	Maturity		(Cost $58,128,237)				58,128,237
Short-Term Investments - 14.8%
Bankers Acceptance Notes (g)- 0.1%					Contracts		Strike Price	Exp. Date
					Purchased Options - 0.9%
$426,000	JP Morgan Chase Bank (Cost $425,843)	0.35%	11/08/10	425,843	Call Options Purchased - 0.3%
					2,130	Boston Scientific Corp.	$7.50	01/12	183,180
Commercial Paper (g) - 14.7%					480	Cameco Corp.	30.00	01/11	45,600
1,000,000	American Electric Power Co.	0.40	11/08/10	999,578	108	CVS Caremark Corp.	31.00	01/11	23,760
2,498,000	American Electric Power Co. (b)	0.40	11/19/10	2,496,640	29	Exxon Mobil Corp.	70.00	01/12	7,192
2,425,000	Atlantic City Electric Co.	0.37	10/07/10	2,424,850	114	iShares Silver Trust	21.00	01/11	17,898
3,000,000	AutoZone, Inc.	0.35	10/07/10	2,999,825	267	Market Vectors - Gold Miners ETF	60.00	01/11	55,269
2,000,000	BMW US Capital, LLC	0.37	10/14/10	1,999,733	297	Market Vectors - Gold Miners ETF	60.00	01/12	200,772
1,500,000	BMW US Capital, LLC	0.35	10/25/10	1,499,650	149	Microsoft Corp.	26.00	10/10	1,192
3,675,000	Clorox Co.	0.36	10/04/10	3,674,890	296	Microsoft Corp.	26.00	01/11	22,792
1,000,000	Duke Energy Corp.	0.38	10/04/10	999,968	212	Monsanto Co.	70.00	01/12	43,884
1,500,000	Duke Energy Corp.	0.40	10/18/10	1,499,717	197	Research in Motion, Ltd.	55.00	12/10	36,445
3,000,000	Eaton Corp.	0.35	10/18/10	2,999,504	483	SPDR Gold Trust	170.00	01/12	243,915
2,500,000	GATX Corp.	0.40	10/01/10	2,500,000	350	SPDR Gold Trust	150.00	01/12	283,500
2,577,000	General Mills, Inc. (b)	0.37 - 0.50	10/12/10	2,576,629	174	Suncor Energy, Inc.	50.00	01/12	14,964
1,000,000	General Mills, Inc.	0.40	12/01/10	999,322	64	Sunoco, Inc.	38.00	05/11	21,120
2,000,000	H.J. Heinz Finance Co.	0.46	10/21/10	1,999,489	179	Tyson Foods, Inc.	21.00	10/10	2,506
1,500,000	H.J. Heinz Finance Co. (b)	0.48	10/22/10	1,499,580	Total Call Options Purchased
3,000,000	Harris Corp. (b)	0.36	10/22/10	2,999,370	(Premiums Paid $1,133,289)				1,203,989
1,000,000	ITT Corp.	0.50	10/01/10	1,000,000
2,500,000	Oneok Partners LP	0.35	10/13/10	2,499,708	Put Options Purchased - 0.6%
1,500,000	Reed Elsevier, Inc.	0.35	10/01/10	1,500,000	197	Amazon.com, Inc.	125.00	04/11	149,720
1,500,000	Safeway, Inc.	0.37	10/01/10	1,500,000	105	AutoNation, Inc.	20.00	01/11	8,662
1,500,000	Safeway, Inc.	0.37	10/15/10	1,499,784	63	AutoZone, Inc.	185.00	03/11	17,955
3,600,000	South Carolina Electric & Gas Co.	0.40	10/04/10	3,599,880	95	Buffalo Wild Wings, Inc.	42.00	03/11	22,087
					277	CH Robinson Worldwide, Inc.	57.50	01/11	19,390

See Notes to Financial Statements.							ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value	Contracts	Security Description	Strike Price	Exp. Date	Value
257	CH Robinson Worldwide, Inc.	$62.50	05/11	$82,240	575	Royal Caribbean Cruises, Ltd.	$27.00	01/11	$97,750
42	Chipotle Mexican Grill, Inc.	130.00	12/10	7,350	28	Salesforce.com, Inc.	105.00	05/11	37,520
62	Chipotle Mexican Grill, Inc.	145.00	03/11	51,770	31	SL Green Realty Corp. REIT	60.00	05/11	21,545
30	Cracker Barrel Old Country Store, Inc.	45.00	03/11	8,400	861	Southern Copper Corp.	25.00	01/11	38,745
316	CSX Corp.	50.00	01/11	64,464	197	SPDR Gold Trust	120.00	12/10	30,141
82	Darden Restaurants, Inc.	38.00	04/11	18,655	591	SPDR S&P 500 ETF Trust	112.00	10/10	65,010
257	Dillard's, Inc.	22.50	11/10	32,125	381	SPDR S&P Retail ETF	37.00	03/11	72,009
21	DineEquity, Inc.	40.00	10/10	1,050	126	Stanley Black & Decker, Inc.	50.00	04/11	28,350
84	DineEquity, Inc.	39.00	10/10	2,940	126	The Dow Chemical Co.	25.00	03/11	25,074
42	DineEquity, Inc.	38.00	10/10	1,155	118	TRW Automotive Holdings Corp.	35.00	01/11	23,600
42	DineEquity, Inc.	37.00	10/10	1,050	623	Union Pacific Corp.	67.50	01/11	90,646
211	DineEquity, Inc.	36.00	10/10	3,693	299	Whole Foods Market, Inc.	34.00	01/11	49,933
11	F5 Networks, Inc.	90.00	04/11	8,360	Total Put Options Purchased
165	First Solar, Inc.	125.00	03/11	143,715	(Premiums Paid $2,985,124)				2,245,219
243	Freeport McMoRan Copper & Gold, Inc.	70.00	05/11	127,575	Total Purchased Options
883	iShares Dow Jones U.S. Real Estate Index Fund	48.00	12/10	105,077	(Premiums Paid $4,118,413)				3,449,208
139	iShares Dow Jones U.S. Real Estate Index Fund	52.00	03/11	56,990	Total Long Positions - 75.1%
343	iShares MSCI Emerging Markets Index Fund	39.00	03/11	55,909	(Cost $266,441,887)*				294,164,759
106	JB Hunt Transport services, Inc.	35.00	01/11	28,355
21	Johnson Controls, Inc.	26.00	04/11	3,413	Total Short Positions - (11.7)%
412	Ltd. Brands, Inc.	25.00	05/11	108,150	(Cost $(43,384,419))*				(45,995,990)
318	Macy's, Inc.	19.00	02/11	29,256
1,020	Materials Select Sector SPDR Fund	30.00	01/11	108,120	Total Written Options - 0.0%
516	Norfolk Southern Corp.	50.00	01/11	61,920	(Premiums Received $(8,410))*				(1,496)
259	P.F. Chang's China Bistro, Inc.	40.00	01/11	44,030
2,750	Powershares QQQ	49.00	10/10	228,250	Other Assets & Liabilities, Net – 36.6%				143,362,378
23	priceline.com, Inc.	300.00	04/11	62,790	Net Assets – 100.0%				$391,529,651
28	Retail Holders Trust	85.00	10/10	280

See Notes to Financial Statements.								ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2010

Shares	Security Description	Value	Principal	Security Description	Rate	Maturity	Value
Short Positions - (11.7)%			Fixed Income Securities - (3.7)%
Common Stock - (6.7)%			Corporate Non-Convertible Bonds - (1.8)%
Consumer Discretionary - (4.3)%			Consumer Discretionary - (1.5)%
(23,016)	American Axle & Manufacturing Holdings, Inc.	$(207,604)	$(1,100,000)	Boyd Gaming Corp.	7.75%	12/15/12	$(1,111,000)
(4,623)	American Greetings Corp., Class A	(85,942)	(500,000)	Isle of Capri Casinos, Inc.	7.00	03/01/14	(455,000)
(72,174)	ArvinMeritor, Inc.	(1,121,584)	(500,000)	MGM Resorts International	7.63	01/15/17	(423,750)
(8,055)	Asbury Automotive Group, Inc.	(113,334)	(1,000,000)	Pinnacle Entertainment, Inc.	7.50	06/15/15	(972,500)
(4,386)	AutoNation, Inc.	(101,975)	(1,000,000)	Tenneco, Inc.	8.63	11/15/14	(1,030,000)
(2,420)	Capella Education Co.	(187,840)	(2,000,000)	The Hertz Corp.	10.50	01/01/16	(2,135,000)
(8,457)	Chipotle Mexican Grill, Inc.	(1,454,604)					(6,127,250)
(24,200)	Cracker Barrel Old Country Store, Inc.	(1,228,392)
(56,250)	Dillard's, Inc., Class A	(1,329,750)	Materials - (0.3)%
(32,478)	DineEquity, Inc.	(1,460,860)	(1,000,000)	The Dow Chemical Co.	7.38	11/01/29	(1,159,892)
(53,119)	Domino's Pizza, Inc.	(702,233)	Total Corporate Non-Convertible Bonds
(53,417)	Ford Motor Co.	(653,824)	(Cost $(6,829,577))				(7,287,142)
(15,530)	G-III Apparel Group, Ltd.	(487,331)
(12,842)	Grand Canyon Education, Inc.	(281,625)	U.S. Treasury Securities - (1.9)%
(31,152)	Landry's Restaurants, Inc.	(762,912)	(3,000,000)	U.S. Treasury Bond	4.38	05/15/40	(3,369,861)
(5,461)	Las Vegas Sands Corp.	(190,316)	(4,000,000)	U.S. Treasury Note	0.75	11/30/11	(4,020,784)
(7,305)	Ltd. Brands, Inc.	(195,628)	Total U.S. Treasury Securities
(10,066)	Macy's, Inc.	(232,424)	(Cost $(7,179,336))				(7,390,645)
(7,194)	Maidenform Brands, Inc.	(207,547)	Total Fixed Income Securities
(54,826)	Pinnacle Entertainment, Inc.	(611,310)	(Cost $(14,008,913))				(14,677,787)
(400)	priceline.com, Inc.	(139,336)
(265,000)	Rite Aid Corp.	(249,895)	Shares
(50,033)	Royal Caribbean Cruises, Ltd.	(1,577,541)	Investment Companies - (1.3)%
(47,718)	Tenneco, Inc.	(1,382,390)	(47,977)	SPDR KBW Regional Banking ETF			(1,099,153)
(36,677)	TRW Automotive Holdings Corp.	(1,524,296)	(13,080)	SPDR S&P 500 ETF Trust			(1,492,690)
(21,150)	Universal Technical Institute, Inc.	(413,483)	(57,384)	SPDR S&P Retail ETF			(2,398,077)
		(16,903,976)	Total Investment Companies
			(Cost $(4,843,815))				(4,989,920)
Energy - (0.4)%			Total Short Positions - (11.7)%
(10,959)	First Solar, Inc.	(1,614,809)	(Cost $(43,384,419))				$(45,995,990)

Financial - (1.0)%
(19,558)	Bank of America Corp.	(256,406)
(1,919)	China Life Insurance Co., Ltd., ADR	(114,142)
(1,898)	Credit Suisse Group AG, ADR	(80,779)
(1,178)	Mastercard, Inc., Class A	(263,872)
(21,901)	SL Green Realty Corp. REIT	(1,386,990)
(31,616)	The Macerich Co. REIT	(1,357,907)
(20,491)	Wells Fargo & Co.	(514,939)
		(3,975,035)

Healthcare - (0.1)%
(3,895)	Cardinal Health, Inc.	(128,691)
(1,932)	McKesson Corp.	(119,359)
		(248,050)

Industrial - (0.3)%
(37,776)	Old Dominion Freight Line, Inc.	(960,266)
(14,775)	Werner Enterprises, Inc.	(302,740)
		(1,263,006)

Information Technology - (0.1)%
(15,701)	Intel Corp.	(301,930)

Materials - (0.5)%
(10,940)	Freeport-McMoRan Copper & Gold, Inc.	(934,167)
(7,815)	International Paper Co.	(169,976)
(26,120)	Southern Copper Corp.	(917,334)
		(2,021,477)

Total Common Stock
(Cost $(24,531,691))		(26,328,283)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - 0.0%
Call Options Written - 0.0%
(44)	Market Vectors - Gold Miners ETF	$70.00	01/11	$(1,496)
Total Call Options Written
(Premiums Received $(8,410))				(1,496)
Total Written Options - 0.0%
(Premiums Received $(8,410))				$(1,496)

See Notes to Financial Statements.					ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

ADR	American Depository Receipt	(d)	Security exempt from registration under Rule 144A
ETF	Exchange Traded Fund		under the Securities Act of 1933. At the period end, the
FHLMC	Federal Home Loan Mortgage Corporation		value of these securities amounted to $16,350,490 or
FNMA	Federal National Mortgage Association		4.2% of net assets.
GNMA	Government National Mortgage Association	(e)	Security fair valued in accordance with procedures
LLC	Limited Liability Company		adopted by the Board of Trustees. At the period end,
LP	Limited Partnership		the value of these securities amounted to $2,922,461 or
MTN	Medium Term Note		0.7% of net assets.
PLC	Public Limited Company	(f)	Debt obligation initially issued at one coupon rate which
REIT	Real Estate Investment Trust		converts to higher coupon rate at a specified date. Rate
(a)	Non-income producing security.		presented is as of September 30, 2010.
(b)	All or a portion of this security is held as collateral for	(g)	Rate presented is yield to maturity.
	securities sold short.	(h)	Subject to call option written by the Fund.
(c)	Variable rate security. Rate presented is as of
September 30, 2010.

A summary of outstanding credit default swap agreements held by the Fund at September 30, 2010, is as follows:

Counterparty	Reference Entity / Obligation	Buy/Sell Protection	Pays (Receives) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Royal Bank of Scotland	Belgium Government Bonds, 5.75%, 9/28/10	Buy	(1.00)%	12/20/15	$5,000,000	$67,020
Barclays	Black and Decker Corp., 5.75%, 11/15/16	Buy	(1.00)	09/20/14	10,000,000	(479,275)
Barclays	Carnival Corp., 6.65%, 1/15/28	Buy	(1.00)	06/20/16	5,000,000	(23,958)
Barclays	Con-Way., 8.875%, 5/1/10	Buy	(1.00)	06/20/16	5,000,000	210,216
Barclays	Eastman Chemical Co., 7.6%, 2/1/27	Buy	(1.00)	12/20/15	5,000,000	19,254
Royal Bank of Scotland	Eastman Chemical Co., 7.6%, 2/1/27	Buy	(1.00)	12/20/15	5,000,000	29,086
Barclays	Eastman Chemical Co., 7.6%, 2/1/27	Buy	(1.00)	12/20/15	5,000,000	34,276
Barclays	Expedia Inc., 7.456%, 8/15/18	Buy	(1.00)	03/20/16	10,000,000	(26,317)
Barclays	Fortune Brands, Inc., 5.375%, 1/15/16	Buy	(1.00)	12/20/15	10,000,000	(17,477)
Royal Bank of Scotland	Fortune Brands, Inc., 5.375%, 1/15/16	Buy	(1.00)	03/20/16	5,000,000	20,597
Barclays	Gatx Corp., 6%, 2/15/18	Buy	(1.00)	03/20/16	10,000,000	289,326
Barclays	General Dynamics Corp., 4.25%, 5/15/13	Buy	(1.00)	12/20/16	5,000,000	(21,716)
Royal Bank of Scotland	Kimco Realty Corp., 5.98%, 7/30/12	Buy	(1.00)	03/20/16	5,000,000	(37,685)
Royal Bank of Scotland	Marriott International, 5.81%, 11/10/15	Buy	(1.00)	12/20/15	5,000,000	(25,805)
Barclays	Masco Corp., 6.125%, 10/3/16	Buy	(1.00)	12/20/15	5,000,000	267,958
Barclays	Ryder System, Inc., 6.95%, 12/1/25	Buy	(1.00)	12/20/15	10,000,000	11,455
Royal Bank of Scotland	Sara Lee Corp., 6.125%, 11/1/32	Buy	(1.00)	12/20/15	5,000,000	(9,074)
Barclays	Sara Lee Corp., 6.125%, 11/1/32	Buy	(1.00)	03/20/16	5,000,000	8,238
Barclays	Sara Lee Corp., 6.125%, 11/1/32	Buy	(1.00)	03/20/17	10,000,000	132,728
Royal Bank of Scotland	Slovak Republic, 4.5%, 5/20/14	Buy	(1.00)	03/20/16	5,000,000	(22,761)
Barclays	Southwest Airlines Co., 5.25%, 10/1/14	Buy	(1.00)	12/20/15	5,000,000	(40,277)
Barclays	Southwest Airlines Co., 5.25%, 10/1/14	Buy	(1.00)	03/20/16	5,000,000	140

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Counterparty	Reference Entity / Obligation	Buy/Sell Protection	Pays (Receives) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	The Hershey Co., 6.95%, 8/15/12	Buy	(1.00)%	03/20/16	$5,000,000	$(22,272)
Barclays	Vornado Realty LP, 3.875%, 4/15/25	Buy	(1.00)	06/20/16	10,000,000	(201,883)
Barclays	Vornado Realty LP, 3.875%, 4/15/25	Buy	(1.00)	12/20/15	5,000,000	(25,286)
						$136,508

The aggregate cash/securities held as collateral for the above Barclays counterparty was  $2,180,515 as of September 30, 2010. The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection or receive as the buyer of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At September 30, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
(50)	S&P 500 Emini Future	12/17/10	$(2,735,750)	$(106,125)
(100)	Russell 2000 Mini Future	12/17/10	(6,804,750)	59,750
			$(9,540,500)	$(46,375)

* Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$31,625,986
Gross Unrealized Depreciation	(6,507,771)
Net Unrealized Appreciation	$25,118,215

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2- Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value:
Common Stock
Consumer Discretionary	$28,028,202	$-	$-	$28,028,202
Consumer Staples	9,259,840	-	-	9,259,840
Energy	28,490,576	-	-	28,490,576
Financial	17,840,160	-	-	17,840,160
Healthcare	2,803,463	-	-	2,803,463
Industrial	3,261,958	-	-	3,261,958
Information Technology	8,631,413	-	-	8,631,413
Materials	7,001,950	-	-	7,001,950
Telecommunication Services	7,915,471	-	-	7,915,471

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

	Level 1	Level 2	Level 3	Total
Preferred Stock
Financial	$583,000	$-	$-	$583,000
Utilities	74,061	-	-	74,061
Asset Backed Obligations	-	15,867,574	358,871	16,226,445
Corporate Convertible Bonds	-	21,018,094	-	21,018,094
Corporate Non-Convertible Bonds	-	28,193,217	2,563,590	30,756,807
U.S. Government & Agency Obligations	-	15,937,935	-	15,937,935
Investment Companies	34,757,939	-	-	34,757,939
Certificates of Deposit	-	425,843	-	425,843
Commercial Paper	-	57,702,394	-	57,702,394
Purchased Options	3,449,208	-	-	3,449,208
Total Investments at Value	152,097,241	139,145,057	2,922,461	294,164,759
Other Financial Instruments
Credit Default Swaps	-	1,090,294	-	1,090,294
Futures	59,750	-	-	59,750
Total Assets	$152,156,991	$140,235,351	$2,922,461	$295,314,803
Liabilities
Securities Sold Short
Common Stock	$(26,328,283)	$-	$-	$(26,328,283)
Corporate Non-Convertible Bonds	-	(7,287,142)	-	(7,287,142)
U.S. Government & Agency Obligations	-	(7,390,645)	-	(7,390,645)
Investment Companies	(4,989,920)	-	-	(4,989,920)
Total Securities Sold Short	(31,318,203)	(14,677,787)	-	(45,995,990)
Other Financial Instruments**:
Credit Default Swaps	-	(953,786)		(953,786)
Futures	(106,125)	-	-	(106,125)
Written Options	(1,496)	-	-	(1,496)
Total Other Financial Instruments	(107,621)	(953,786)	-	(1,061,407)
Total Liabilities	$(31,425,824)	$(15,631,573)	$-	$(47,057,397)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument, and written options, which are reported at their market value at period end date.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

	Asset Backed Obligations	Corporate Non-Convertible Bonds

Balance as of 03/31/10	$-	$-
Accrued Accretion / (Amortization)	465	18,750
Realized Gain / (Loss)	-	-
Change in Unrealized Appreciation / (Depreciation)	5,321	1,066,310
Purchases	356,394	1,478,530
Sales	(3,309)	-
Transfers In / (Out)	-	-
Balance as of 09/30/10	$358,871	$2,563,590
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/10 ***	$5,321	$1,066,310

*** The change in unrealized appreciation / (depreciation) is included in net change in unrealized appreciation / (depreication) of investments in the accompanying Statement of Operations. Written options are reported at their market value at period end.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2010

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	41.8%
Asset Backed Obligations	7.5%
Corporate Convertible Bonds	19.9%
Corporate Non-Convertible Bonds	2.9%
Foreign Government Bonds	0.1%
Interest Only Bonds	0.0%
Municipal Bonds	0.1%
Syndicated Loans	0.1%
U.S. Government and Agency Obligations	2.9%
Rights	0.0%
Investment Companies	11.8%
Options	1.3%
Short Positions
Equity Securities	-28.1%
U.S. Government and Agency Obligations	-0.8%
Investment Companies	-5.3%
Options	-0.4%
Other Assets less Liabilities*	46.2
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 34.1% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	21.8%	19.2%
Consumer Staples	12.7%	3.9%
Energy	5.8%	7.4%
Financial	17.4%	14.4%
Healthcare	13.6%	14.3%
Industrial	8.9%	13.8%
Information Technology	11.0%	15.7%
Materials	2.3%	3.8%
Telecommunication Services	4.1%	4.2%
Utilities	2.4%	3.3%
	100.0%	100.0%

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2010

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	29.1%
Asset Backed Obligations	4.1%
Corporate Convertible Bonds	5.4%
Corporate Non-Convertible Bonds	7.8%
U.S. Government and Agency Obligations	4.1%
Investment Companies	8.9%
Short-Term Investments	14.8%
Options	0.9%
Short Positions
Equity Securities	-6.7%
Corporate Non-Convertible Bonds	-1.8%
U.S. Government and Agency Obligations	-1.9%
Investment Companies	-1.3%
Options	0.0%
Other Assets less Liabilities*	36.6%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 12.6% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	24.6%	64.2%
Consumer Staples	8.1%	0.0%
Energy	25.0%	6.1%
Financial	16.2%	15.1%
Healthcare	2.5%	0.9%
Industrial	2.9%	4.8%
Information Technology	7.6%	1.2%
Materials	6.1%	7.7%
Telecommunication Services	0.1%	0.0%
Utilities	6.9%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,269,178,505 and $266,441,887, respectively)	$2,513,947,966	$294,164,759
Deposits with brokers	969,453,039	49,182,638
Cash	343,673,899	95,187,558
Foreign currency (Cost $1,615 and -$41,371, respectively)	1,642	-
Receivables:
Fund shares sold	14,359,795	7,248,194
Investment securities sold	28,796,183	7,586,166
Dividends and interest	9,655,977	1,055,725
Trustees’ fees and expenses	4,173	1,078
Variation margin	1,449,126	70,375
Swap premiums paid	-	2,758,768
Unrealized gain on swap agreements	339,682	1,090,294
Prepaid expenses	77,201	15,664
Total Assets	3,881,758,683	458,361,219

LIABILITIES
Swap premiums received	1,571,748	764,046
Unrealized loss on swap agreements	-	953,786
Payables:
Securities sold short, at value (Cost $922,014,641 and $43,384,419, respectively)	973,447,045	45,995,990
Call options written, at value (Premiums received $1,461,437 and $8,410, respectively)	721,383	1,496
Put options written, at value (Premiums received $11,552,821 and $0, respectively)	9,896,603	-
Investment securities purchased	44,988,962	14,855,032
Fund shares redeemed	2,500,732	3,107,497
Dividends and interest on securities sold short	1,250,568	248,695
Variation margin	22,315	-
Accrued Liabilities:
Investment adviser fees	3,661,976	836,011
Fund service fees	415,890	51,606
Compliance services fees	6,443	1,007
Other expenses	219,662	16,402
Total Liabilities	1,038,703,327	66,831,568

NET ASSETS	$2,843,055,356	$391,529,651

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	2,777,225,724	366,489,782
Distributions in excess of net investment income	(753,875)	(3,666,930)
Accumulated net realized gain (loss)	(114,305,856)	3,529,012
Net unrealized appreciation	180,889,363	25,177,787
NET ASSETS	$2,843,055,356	$391,529,651

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	254,485,294	31,969,479
R Shares	9,827,098	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $2,737,227,198 and $391,529,651, respectively)	$10.76	$12.25
R Shares (based on net assets of $105,828,158 and $0, respectively)	$10.77	$-

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $34,582 and $28,881, respectively)	$13,354,736	$1,928,522
Interest income (net foreign withholding taxes of $8,494 and $0, respectively)	14,639,727	2,117,884
Total Investment Income	27,994,463	4,046,406

EXPENSES
Investment adviser fees	20,414,477	4,515,308
Fund service fees	1,238,607	193,393
Distribution fees:
R Shares	127,221	-
Custodian fees	171,270	85,709
Registration fees	119,063	57,138
Professional fees	60,869	24,597
Trustees' fees and expenses	47,868	5,690
Compliance services fees	52,039	22,573
Dividend and interest expense on securities sold short	5,406,420	533,874
Interest expense	23,847	172,891
Miscellaneous expenses	191,654	43,987
Total Expenses	27,853,335	5,655,160
Fees waived and expenses reimbursed	(13,617)	(104,707)
Net Expenses	27,839,718	5,550,453

NET INVESTMENT INCOME (LOSS)	154,745	(1,504,047)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,060,092	6,926,678
Foreign currency transactions	(33,182)	(22,818)
Futures	12,601,459	521,862
Securities sold short	(27,491,559)	3,514
Written options	227,433	51,755
Swaps	430,865	340,037
Net realized gain	4,795,108	7,821,028
Net change in unrealized appreciation (depreciation) on:
Investments	22,265,963	3,609,998
Foreign currency translations	369	(1,363)
Futures	(9,233,043)	174,500
Securities sold short	12,722,469	2,792,274
Written options	427,139	(7,225)
Swaps	11,182	354,083
Net change in unrealized appreciation (depreciation)	26,194,079	6,922,267
NET REALIZED AND UNREALIZED GAIN	30,989,187	14,743,295
INCREASE IN NET ASSETS FROM OPERATIONS	$31,143,932	$13,239,248

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2009	$825,220,317		$77,244,593

OPERATIONS
Net investment income (loss)	13,093,626		(1,623,196)
Net realized gain (loss)	(28,840,149)		7,211,871
Net change in unrealized appreciation (depreciation)	244,496,394		16,008,496
Increase in Net Assets Resulting from Operations	228,749,871		21,597,171

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(17,418,188)		(137,914)
R Shares	(595,594)		-
C Shares	(3,051)		-
Net realized gain:
Institutional Shares	(523,480)		(13,192,459)
R Shares	(25,550)		-
Return of Capital	-		(561,655)
Total Distributions to Shareholders	(18,565,863)		(13,892,028)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,406,849,302	136,541,144	224,899,495	18,978,657
R Shares	64,326,097	6,223,141	-	-
C Shares	1,766,676	189,776	-	-
Contributions from share reclassification:
R Shares	11,850,969	1,181,552	-	-
Reinvestment of distributions:
Institutional Shares	14,230,604	1,398,424	13,524,960	1,164,863
R Shares	541,269	52,658	-	-
C Shares	2,713	282	-	-
Redemption of shares:
Institutional Shares	(292,167,533)	(28,850,151)	(37,735,449)	(3,190,375)
R Shares	(18,564,577)	(1,809,266)	-	-
C Shares	(2,280,111)	(241,645)	-	-
Redemptions from share reclassification:
C Shares	(11,850,969)	(1,192,466)	-	-
Increase in Net Assets from Capital Share Transactions	1,174,704,440	113,493,449	200,689,006	16,953,145
Increase in Net Assets	1,384,888,448		208,394,149

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2010 (Including line (a))	$2,210,108,765		$285,638,742
OPERATIONS
Net investment income (loss)	154,745		(1,504,047)
Net realized gain	4,795,108		7,821,028
Net change in unrealized appreciation (depreciation)	26,194,079		6,922,267
Increase in Net Assets Resulting from Operations	31,143,932		13,239,248

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,406,865)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	904,674,465	85,065,250	146,213,961	12,195,483
R Shares	23,251,760	2,178,723	-	-
Reinvestment of distributions	2,612,269	248,787	-	-
Redemption of shares:
Institutional Shares	(313,297,093)	(29,449,834)	(53,562,300)	(4,488,745)
R Shares	(12,031,877)	(1,130,272)	-	-
Increase in Net Assets from Capital Share Transactions	605,209,524	56,912,654	92,651,661	7,706,738
Increase in Net Assets	632,946,591		105,890,909

NET ASSETS SEPTEMBER 30, 2010 (Including line (b))	$2,843,055,356		$391,529,651

(a) Undistributed (distributions in excess of) net investment income March 31, 2010	$2,498,244		$(2,162,883)

(b) Distributions in excess of net investment income September 30, 2010	$(753,875)		$(3,666,930)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2010		For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11, 2005 (a) through March 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$10.66		$8.79	$10.52	$10.62	$10.29	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	—	(c)	0.10	0.08	0.16	0.26	0.14
Net realized and unrealized
gain (loss)	0.11		1.91	(1.38)	(0.11)	0.29	0.22
Total from Investment
Operations	0.11		2.01	(1.30)	0.05	0.55	0.36
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.01)		(0.14)	(0.08)	(0.15)	(0.22)	(0.07)
Net realized gain	—		— (c)	(0.35)	—	— (c)	—	(c)
Total Distributions to
Shareholders	(0.01)		(0.14)	(0.43)	(0.15)	(0.22)	(0.07)
REDEMPTION FEES (b)	—		—	—	—	— (c)	—	(c)
NET ASSET VALUE, End
of Period	$10.76		$10.66	$8.79	$10.52	$10.62	$10.29
TOTAL RETURN	1.08	%(d)	22.95%	(12.41)%	0.41%	5.38%	3.60	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$2,737,227	$2,116,412		$786,766	$856,441	$196,602	$66,888
Ratios to Average Net Assets:
Net investment income	0.03	%(e)	0.98%	0.78%	1.50%	2.46%	1.91	%(e)
Net expense (f)	1.74	%(e)	1.78%	1.81%	1.88%	1.95%	1.95	%(e)
Dividend and interest expense	0.43	%(e)	0.34%	0.50%	0.50%	0.43%	0.38	%(e)
Gross Expense (g)	2.17	%(e)	2.12%	2.31%	2.38%	2.44%	2.59	%(e)
PORTFOLIO TURNOVER RATE	68	%(d)	114%	133%	553%	424%	405	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during the period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Excludes dividend and interest expense.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2010		For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11, 2005 (a) through March 31, 2006
R SHARES
NET ASSET VALUE, Beginning
of Period	$10.67		$8.82	$10.55	$10.63	$10.28	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.03)		0.05	0.04	0.13	0.22	0.10
Net realized and unrealized
gain (loss)	0.13		1.91	(1.39)	(0.13)	0.30	0.22
Total from Investment
Operations	0.10		1.96	(1.35)	—	0.52	0.32
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.11)	(0.03)	(0.08)	(0.17)	(0.04)
Net realized gain	—		— (c)	(0.35)	—	— (c)	—	(c)
Total Distributions to
Shareholders	0.00		(0.11)	(0.38)	(0.08)	(0.17)	(0.04)
REDEMPTION FEES (b)	—		—	—	—	— (c)	—	(c)
NET ASSET VALUE, End
of Period	$10.77		$10.67	$8.82	$10.55	$10.63	$10.28
TOTAL RETURN	0.94	%(d)	22.28%	(12.73)%	0.01%	5.12%	3.24	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$105,828	$93,696		$27,600	$32,106	$36,613	$42,754
Ratios to Average Net Assets:
Net investment income (loss)	(0.48	)%(e)	0.52%	0.37%	1.17%	2.07%	1.42	%(e)
Net expense (f)	2.11	%(e)	2.22%	2.23%	2.25%	2.25%	2.24	%(e)
Dividend and interest expense	0.42	%(e)	0.34%	0.50%	0.48%	0.41%	0.35	%(e)
Gross Expense (g)	2.53	%(e)	2.56%	2.73%	2.76%	2.78%	3.07	%(e)
PORTFOLIO TURNOVER RATE	68	%(d)	114%	133%	553%	424%	405	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during the period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Excludes dividend and interest expense.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE OPPRTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2010		For the Year Ended March 31, 2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.77		$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.05)		(0.11)	0.04
Net realized and unrealized
gain (loss)	0.53		2.11	0.55
Total from Investment
Operations	0.48		2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.01)	(0.02)
Net realized gain	—		(0.75)	—	(c)
Return of capital	—		(0.04)	—
Total Distributions to
Shareholders	—		(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$12.25		$11.77	$10.57
TOTAL RETURN	4.08	%(d)	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$391,530	$285,639		$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(0.92	)%(e)	(0.90)%	0.84	%(e)
Net expense (f)	2.95	%(e)	2.95%	2.95	%(e)
Dividend and interest expense	0.43	%(e)	0.46%	0.05	%(e)
Gross Expense (g)	3.44	%(e)	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	268	%(d)	597%	281	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during the period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Excludes dividend and interest expense.
(g)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Note 1. Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices, such as the S&P 500 Index. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

With respect to the Absolute Strategies Fund, on June 24, 2009, the Trust’s Board of Trustees (the “Board”) approved the conversion of the outstanding shares of the Absolute Strategies Fund’s C Shares, in a tax-free exchange into shares of the Fund’s R Shares and the closure of the C Shares to new investments. On July 31, 2009, each shareholder of the C Shares received R Shares in a dollar amount equal to their investment in the C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after a fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distribution from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The volume of open positions may vary on a daily basis as each Fund transacts spot currency contracts in order to achieve the exposure desired by the adviser.  The Absolute Strategies Fund and the Absolute Opportunities Fund entered into a total value of $1,017,891 and $5,192,801, respectively, on spot currency contracts for the period ended September 30, 2010.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2010, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $(900,531,290) and $(12,168,250) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the period ended September 30, 2010.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Options –When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2010, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $10,605,993 and $18,212,179 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options for the period ended September 30, 2010.

The values of each individual written option outstanding as of September 30, 2010, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $(8,061,320) and $(221,346) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on written options for the period ended September 30, 2010.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2010, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. The Absolute Opportunities Fund entered into a total notional amount of $2,044,205 on credit default swap agreements for the period ended September 30, 2010.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended September 30, 2010, was limited to credit default swaps, options and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit Contracts
	Unrealized gain on swap agreements	$339,682	Unrealized loss on swap agreements	$-
	Swap premiums paid	-	Swap premiums received	(1,571,748)

Equity Contracts
	Receivable-Variation margin	1,449,126	Payable-Variation margin	(22,315)
	Total investments, at value	36,599,152
			Call options written, at value	(721,383)
			Put options written, at value	(9,896,603)

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Absolute Opportunities Fund

Credit Contracts
	Unrealized gain on swap agreements	$1,090,294	Unrealized loss on swap agreements	$(953,786)
	Swap premiums paid	2,758,768	Swap premiums received	(764,046)

Equity Contracts
	Receivable-Variation margin	70,375	Payable-Variation margin	-
	Total investments, at value	3,449,208
			Call options written, at value	(1,496)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2010, by each Fund are recorded in the following locations in the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund Contract Type/Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$430,865	$11,182

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	12,601,459	(9,233,043)
	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(2,347,913)	(3,941,442)
	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	227,433	427,139

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	$340,037	$354,083

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	521,862	174,500
	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(348,632)	(259,945)
	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	51,755	(7,225)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

As of September 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Absolute Strategies Fund’s federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Absolute Opportunities Fund’s federal tax return filed in the two-year period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

Certain fund service providers have voluntarily agreed to waive a portion of their fees for Absolute Strategies Fund.

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

These voluntary waivers may be reduced or eliminated at any time. For the period ended September 30, 2010, there were $13,617 of fund service fees waived.

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through at least July 31, 2011. Other fund service providers have voluntarily agreed to waive a portion of their fees. The fees waived were as follows:

Investment Adviser Waived	Fund Service Fees Waived	Total
$46,582	$58,125	$104,707

The Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period October 21, 2008 (commencement of operations) through September 30, 2010, the Adviser waived fees and/or reimbursed expenses as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2009	$$181,968	March 31, 2012	$0
March 31, 2010	$327,552	March 31, 2013	$0
September 30, 2010	$46,582	March 31, 2014	$0

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2010, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$1,993,385,772	$1,320,393,092	$38,118,669	$38,343,893

The Absolute Strategies Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $6,535 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$474,455,219	$442,546,167	$387,633	$4,384,742

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total
Absolute Strategies Fund	$3,404,940	$(83,975,468)	$118,663,093	$38,092,565
Absolute Opportunities Fund	-	(2,678,630)	14,479,251	11,800,621

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to credit default swaps, wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, inflation indexed securities, loss deferral on covers, convertible bond premium adjustments and non-deductible offering costs.

For tax purposes, the current year post-October loss was $12,018,680 and $2,678,630 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2010.

As of March 31, 2010, the Absolute Strategies Fund had capital loss carryforwards to offset future capital gains of $71,956,788, expiring in 2018.

Note 7. Written Option Transactions

Transactions in options written during the period ended September 30, 2010, for Absolute Strategies Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2010	12,608	$1,259,220
Options written	16,056	1,925,785
Options terminated in closing transactions	(22,924)	(1,651,285)
Options exercised	(250)	(72,283)
Options expired	-	-
Options Outstanding, September 30, 2010	5,490	$1,461,437

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2010	39,739	$8,490,756
Options written	21,885	6,135,535
Options terminated in closing transactions	(16,993)	(2,862,632)
Options exercised	(627)	(210,838)
Options expired	-	-
Options Outstanding, September 30, 2010	44,004	$11,552,821

ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

Transactions in options written during the period ended September 30, 2010, for Absolute Opportunities Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2010	4,311	$278,960
Options written	1,004	79,877
Options terminated in closing transactions	(1,271)	(73,886)
Options exercised	(4,000)	(276,541)
Options expired	-	-
Options Outstanding, September 30, 2010	44	$8,410

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2010	808	$113,228
Options written	870	141,469
Options terminated in closing transactions	(1,678)	(254,697)
Options exercised	-	-
Options expired	-	-
Options Outstanding, September 30, 2010	-	$-

Note 8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and each Fund has had no such events.

ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2010

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.  Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010, through September 30, 2010.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ABSOLUTE FUNDS

ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2010

Absolute Strategies Fund

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Institutional Shares
Actual	$1,000.00	$1,010.79	$10.94	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.19	$10.96	2.17%
R Shares
Actual	$1,000.00	$1,009.38	$12.74	2.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.38	$12.76	2.53%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Absolute Opportunities Fund

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Actual	$1,000.00	$1,040.78	$17.29	3.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,008.12	$17.02	3.38%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

ABSOLUTE FUNDS

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

350 Lincoln Street, Suite 216

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0910

BECK, MACK & OLIVER FUNDS

BECK, MACK & OLIVER GLOBAL EQUITY FUND

BECK, MACK & OLIVER PARTNERS FUND

SEMI-ANNUAL REPORT

September 30, 2010

(Unaudited)

BECK, MACK & OLIVER LLC

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Dear Fellow Shareholder:

Marked volatility in global equity markets continued through the third calendar quarter of 2010. Amid this volatility, the Beck, Mack & Oliver Global Equity Fund (the “Fund”) ended the third quarter of 2010 with a net asset value of $18.95 per share, achieving a six-month return through September 30th of 5.51% versus a -0.64% return for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) World Index1 and a -1.42% return for the S&P 500 Index (“S&P 500”)2. For a longer term perspective, the Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2010	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	12.14%	-5.34%	3.18%	1.70%
MSCI World Index	6.76%	-8.29%	1.30%	0.78%
S&P 500 Index	10.16%	-7.16%	0.64%	-0.43%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.20%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.)

Review

Earlier in the year the European sovereign debt crisis produced cross currents beyond its shores. It precipitated a flight to the U.S. Dollar that at times produced negative yield on the U.S. Treasury Bills. The U.S. Dollar has now weakened to the point that its role as the world’s reserve currency has come into question by some entities. We believe this questioning of the U.S. Dollar is unwarranted as it has no reasonable substitute. The European problem together with the delicate U.S. economic recovery indicates the Federal Reserve will not likely increase rates until 2011 or beyond. Eventually rates should rise, reflecting improved economic conditions. Weighing the foregoing we believe there remains a long-term investment opportunity in global equities.

[1]

The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. Fund returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.

[2]	The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

1

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

The current investment environment appears to be split between two factors — the austerity policies in the Euro sector linked to the sovereign debt crisis and global economic expansion. We believe global expansion can be sustained at about 3.5% for the next few years. The rate has been reduced by the European crisis by approximately 1%. With regard to the U.S. we believe the real economy should continue to expand, ebbing from second quarter 2010 growth of approximately 3% to the 2% area in the second half of 2010 and in 2011. While potentially sustainable, the expansion will not likely be sufficient to make any significant reduction to the high level of U.S. unemployment.

The Fund came into the second calendar quarter of 2010 with significant buying power and the ability to take advantage of buying opportunities. The Fund’s high level of capital deployment that commenced in the 2nd quarter 2010 continued in the third quarter. New investments were made in a number of Asian companies that fulfilled our investment criteria — well-financed, high quality companies that are attractively priced and well-positioned to achieve positive long-term returns for their shareholders. These included: Minth Group, a maker of automobile parts in China; Samsung Electronics, a Korean maker of consumer electronics and components; and Doosan Corporation, a Korean holding company with interests in capital equipment and heavy industry. These purchases were made at prices below our estimates of their intrinsic value and, in the case of Doosan, at a significant discount to the company’s net asset value. These purchases are also representative of two of the Fund’s ongoing investment themes — the growth of the global consumer and the development of global infrastructure. Investments in technology companies like Samsung Electronics are representative of our thesis that consumers in developing countries are likely to continue spending to fulfill their quality-of-life aspirations and that such spending growth will occur significantly in Asia. As technology products increasingly become a new consumer staple, technology companies catering to the consumer should benefit from their fair share of growth in consumer spending. Investments in industrial companies such as Doosan represent the ongoing need for infrastructure development worldwide.

While the Fund’s investments in the energy, financial and healthcare sectors on a whole continue to prove a drag on performance, we remain constructive on the long-term outlook for stocks held by the Fund in these sectors such as EnCana Corp. We have sold select investments in these sectors when we believe the market has recognized the intrinsic value of the company as was the case with Genzyme Corp., which we exited following the announcement of Sanofi-Aventis’ tender offer3.

Outlook

Given the relative attractiveness of global equity markets from the perspective of a long-term buying opportunity, we will continue to allocate capital to companies in line with our long-term investment theses and where we see value. We remain constructive and enthusiastic about Asian infrastructure companies, including commercial real estate, that are in strong financial positions. As we have highlighted in the past, some securities, especially certain diversified investment holding companies such as Cheung Kong Holdings, Ltd., straddle two or three of the portfolio’s themes. We continually look for new areas of opportunity for the Fund. The global auto industry may well represent such a new arena for the Fund. As automakers rationalize and restructure, the best years may be yet to come for this sector as they capitalize on the growth ahead in developing economies.

[3]	A tender offer is an offer to purchase some or all of shareholders' shares in a corporation. The price offered is usually at a premium to the market price.

2

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Our approach to global investing remains unchanged. We seek-out financially sound companies of any size at prices below our appraisal of long-term business value — that is, below what we believe they would be worth in a merger or other transformative transaction. In addition, we seek competent management that is aligned with outside shareholders and to identify a positive or emerging industry or business trend to bolster security selection. Periods of volatility such as that of the last six months present long-term opportunities of which we will take advantage. With the financial strength of its underlying holdings, we believe the portfolio is well positioned for long-term growth and preservation of capital.

Thank you for your continued support.

David E. Rappa	Peter A. Vlachos

Robert C. Beck

There is no assurance that the Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk.

The views in this report were those of the Fund managers as of September 30, 2010 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

3

BECK, MACK & OLIVER GLOBAL EQUITY FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Global Equity Fund (the “Fund”) compared with the performance of the benchmark MSCI World Index, over the past ten fiscal periods. The MSCI World Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI World Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.20%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Investment Value on 09/30/10:
Beck, Mack & Oliver Global Equity Fund	$11,836
MSCI World Index	$10,809

Average Annual Total Return as of 09/30/10:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	12.14%	3.18%	1.70%
MSCI World Index	6.76%	1.30%	0.78%

4

BECK, MACK & OLIVER GLOBAL EQUITY FUND

PORTFOLIO PROFILE

SEPTEMBER 30, 2010

% of Total Investments

% of Total Investments
Financials	27.6%
Consumer Staples	17.4%
Consumer Discretionary	14.8%
Information Technology	12.6%
Industrials	9.7%
Healthcare	5.4%
Materials	4.4%
Energy	3.5%
Telecommunication Services	2.7%
Utilities	1.9%

100.0%

See Notes to Financial Statements.

5

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Shares	Security Description	Value

Common Stock — 96.7%

	Australia — 3.4%
160,200	Foster’s Group, Ltd.(a)	$949,177
18,335	Rio Tinto, Ltd.	1,360,494
73,000	Santos, Ltd.	903,850

		3,213,521

	Belgium — 1.5%
27,100	Compagnie Nationale a Portefeuille	1,413,111

	Bermuda — 3.3%
31,200	Axis Capital Holdings, Ltd.	1,027,728
14,100	Enstar Group, Ltd.(a)	1,023,660
16,950	RenaissanceRe Holdings, Ltd.	1,016,322

		3,067,710

	Brazil — 4.0%
152,945	BM&FBovespa SA	1,279,965
77,500	Redecard SA	1,210,136
280,400	TIM Participacoes SA(a)	1,214,735

		3,704,836

	Canada — 9.5%
36,300	Brookfield Asset Management, Inc., Class A	1,025,248
74,096	EnCana Corp.	2,239,922
1,935	Fairfax Financial Holdings, Ltd.	787,763
567,450	Huntingdon REIT(a)	3,557,248
144,000	Viterra, Inc.(a)	1,256,799

		8,866,980

	China — 5.0%
624,500	Alibaba.com, Ltd.(a)	1,300,698
147,500	Byd Co., Ltd., Class H	1,185,308
1,094,000	Huaneng Power International, Inc., Class H	681,031
744,000	Minth Group, Ltd.	1,484,385

		4,651,422

Shares	Security Description	Value

	France — 2.9%
5,622	Eurazeo	$377,270
36,700	Sanofi-Aventis SA, ADR	1,220,275
41,700	Vivendi SA	1,139,793

		2,737,338

	Germany — 2.0%
14,700	Fresenius Medical Care AG & Co. KGaA, ADR	907,578
23,400	Gerresheimer AG(a)	939,935

		1,847,513

	Hong Kong — 14.9%
269,000	Bank of East Asia, Ltd.	1,138,912
124,300	Cheung Kong Holdings, Ltd.	1,884,001
163,000	Cheung Kong Infrastructure Holdings, Ltd.	647,055
450,000	Galaxy Entertainment Group, Ltd.(a)	402,508
133,000	Guoco Group, Ltd.	1,464,760
181,000	Hang Lung Properties, Ltd.	884,139
179,799	Henderson Land Development Co., Ltd.	1,280,331
33,600	Jardine Matheson Holdings, Ltd.	1,516,704
490,000	Shangri-La Asia, Ltd.	1,115,294
215,000	Television Broadcasts, Ltd.	1,227,566
1,500,000	Value Partners Group, Ltd.	1,047,836
392,000	Wheelock & Co., Ltd.	1,311,070

		13,920,176

	Indonesia — 0.5%
12,100	PT Telekomunikasi Indonesia Tbk, ADR	499,609

	Japan — 5.8%
15,900	Fanuc, Ltd.(a)	2,024,641
294	Japan Tobacco, Inc.	978,709
45,900	Toyota Industries Corp.	1,225,576
57,100	Universal Entertainment Corp.(a)	1,243,505

		5,472,431

	Jordan — 0.8%
53,970	Arab Bank PLC	800,120

See Notes to Financial Statements.

6

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Shares	Security Description	Value

	Luxembourg — 1.2%
45,600	SES SA, FDR	$1,096,266

	Malaysia — 1.3%
372,000	Genting Bhd	1,195,413

	Mexico — 3.0%
6,400	Coca-Cola Femsa S.A.B. de C.V., ADR	500,608
23,100	Fomento Economico Mexicano S.A.B. de C.V., ADR	1,171,863
59,200	Grupo Televisa SA, ADR	1,120,064

		2,792,535

	Netherlands — 1.5%
31,800	Heineken Holding NV	1,391,145

	Philippines — 0.6%
2,900,000	Alliance Global Group, Inc.	594,736

	Republic of South Korea — 8.9%
11,670	Doosan Corp.	1,560,776
20,920	KT&G Corp.	1,247,586
18,100	LG Corp.	1,309,581
1,028	Lotte Confectionery Co., Ltd.	1,205,381
6,000	NHN Corp.(a)	1,031,353
1,812	Samsung Electronics Co., Ltd.	1,234,750
4,730	SK Telecom Co., Ltd.	711,419

		8,300,846

	Singapore — 1.5%
180,000	Hyflux, Ltd.	425,671
459,000	SATS, Ltd.	994,715

		1,420,386

	Sweden — 2.6%
48,000	Investor AB, Class A	937,162
138,200	Telefonaktiebolaget LM Ericsson, Class B	1,517,251

		2,454,413

Shares	Security Description	Value

	Switzerland — 6.0%
64,700	ABB, Ltd.	$1,363,595
8,500	Compagnie Financiere Richemont SA, Class A	409,235
50,620	Nestle SA	2,696,746
19,500	Novartis AG	1,118,226

		5,587,802

	Taiwan — 5.9%
41,250	HTC Corp.	936,135
453,000	Taiwan Semiconductor Manufacturing Co., Ltd.	898,996
865,700	Uni-President Enterprises Corp.	1,123,638
2,785,000	United Microelectronics Corp.	1,234,648
2,163,000	Yuanta Financial Holding Co., Ltd.	1,315,462

		5,508,879

	United Kingdom — 2.7%
45,600	Anglo American PLC, ADR	906,072
26,300	British American Tobacco PLC	981,016
8,970	Diageo PLC, ADR	619,020

		2,506,108

	United States — 7.9%
15,000	Baxter International, Inc.	715,650
29,600	Leucadia National Corp.(a)	699,152
46,800	Liberty Media Corp. — Interactive, Class A(a)	641,628
62,800	Molex, Inc., Class A	1,097,744
28,500	Nalco Holding Co.	718,485
16,700	Newmont Mining Corp.	1,048,927
19,400	Philip Morris International, Inc.	1,086,788
21,000	QUALCOMM, Inc.	947,520
22,000	The NASDAQ OMX Group, Inc.(a)	427,460

		7,383,354

Total Common Stock (Cost $75,591,206)		90,426,650

Warrants — 0.5%
181,100	Bank of America Corp.(a) (Cost $487,050)	431,018

See Notes to Financial Statements.

7

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Contracts	Security Description	Strike Price	Exp. Date	Value

Call Options Purchased — 0.0%
800,000	Canadian Currency	$1.18	07/11	$9,351
700,000	Canadian Currency	1.15	07/11	10,691

Total Call Options Purchased (Premiums Paid $39,950)				20,042

Total Investments — 97.2% (Cost $76,118,206)*				$90,877,710

Other Assets & Liabilities, Net — 2.8%				2,659,512

NET ASSETS — 100.0%				$93,537,222

ADR    American Depository Receipt

FDR    Fiduciary Depository Receipt

PLC    Public Limited Company

REIT    Real Estate Investment Trust

(a)	Non-income producing security.
*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$15,853,279
Gross Unrealized Depreciation	(1,093,775)

Net Unrealized Appreciation	$14,759,504

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Common Stock
Australia	$3,213,521	$—	$—	$3,213,521
Belgium	1,413,111	—	—	1,413,111
Bermuda	3,067,710	—	—	3,067,710

	Level 1	Level 2	Level 3	Total
Brazil	$3,704,836	$—	$—	$3,704,836
Canada	8,866,980	—	—	8,866,980
China	4,651,422	—	—	4,651,422
France	2,737,338	—	—	2,737,338
Germany	1,847,513	—	—	1,847,513
Hong Kong	13,920,176	—	—	13,920,176
Indonesia	499,609	—	—	499,609
Japan	5,472,431	—	—	5,472,431
Jordan	800,120	—	—	800,120
Luxembourg	1,096,266	—	—	1,096,266
Malaysia	1,195,413	—	—	1,195,413
Mexico	2,792,535	—	—	2,792,535
Netherlands	1,391,145	—	—	1,391,145
Philippines	594,736	—	—	594,736
Republic of South Korea	8,300,846	—	—	8,300,846
Singapore	1,420,386	—	—	1,420,386
Sweden	2,454,413	—	—	2,454,413
Switzerland	5,587,802	—	—	5,587,802
Taiwan	5,508,879	—	—	5,508,879
United Kingdom	2,506,108	—	—	2,506,108
United States	7,383,354	—	—	7,383,354
Warrant	431,018	—	—	431,018
Call Options Purchased	20,042	—	—	20,042

Total Investments at Value	$90,877,710	$—	$—	$90,877,710

Liabilities
Other Financial Instruments**:
Forward Currency Contracts	—	(710,402)	—	—

Total Liabilities	$—	$(710,402)	$—	$—

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.

8

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

ASSETS
Total investments, at value (Cost $76,118,206)	$90,877,710
Foreign currency (Cost $19,366)	19,366
Unrealized gain on forward currency contracts	42,818
Cash	3,590,494
Receivables:
Investment securities sold	763,961
Fund shares sold	267,100
Interest and dividends	212,686
Trustees’ fees and expenses	260
Prepaid expenses	9,225

Total Assets	95,783,620

LIABILITIES
Unrealized loss on forward currency contracts	753,220
Payables:
Investment securities purchased	1,402,159
Accrued liabilities:
Investment adviser fees	53,295
Compliance services fees	2,334
Fund service fees	21,308
Other expenses	14,082

Total Liabilities	2,246,398

NET ASSETS	$93,537,222

COMPONENTS OF NET ASSETS
Paid-in capital	$84,435,337
Undistributed net investment income	421,817
Accumulated net realized loss	(5,379,079)
Net unrealized appreciation	14,059,147

NET ASSETS	$93,537,222

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Based on net assets of $93,537,222 and 4,935,778 shares outstanding at $0.00 par value (unlimited shares authorized)	$18.95

See Notes to Financial Statements.

9

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2010

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $132,119)	$1,045,709
Interest income	26,724

Total Investment Income	1,072,433

EXPENSES
Investment adviser fees	576,673
Fund service fees	94,111
Custodian fees	15,208
Registration fees	10,218
Professional fees	36,986
Trustees’ fees and expenses	1,334
Compliance services fees	15,890
Miscellaneous expenses	19,372

Total Expenses	769,792
Fees waived and/or expenses reimbursed	(289,230)

Net Expenses	480,562

NET INVESTMENT INCOME	591,871

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(686,741)
Foreign currency transactions	(243,184)

Net Realized Loss	(929,925)

Net change in unrealized appreciation (depreciation) on:
Investments	5,762,335
Foreign currency translations	(772,013)

Net Change in Unrealized Appreciation/(Depreciation)	4,990,322

NET REALIZED AND UNREALIZED GAIN	4,060,397

INCREASE IN NET ASSETS FROM OPERATIONS	$4,652,268

See Notes to Financial Statements.

10

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
OPERATIONS
Net investment income	$591,871	$370,884
Net realized loss	(929,925)	(1,637,594)
Net change in unrealized appreciation/(depreciation)	4,990,322	20,414,178

Increase in Net Assets from Operations	4,652,268	19,147,468

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(152,280)

CAPITAL SHARE TRANSACTIONS
Sale of shares	23,994,252	15,519,757
Reinvestment of distributions	—	141,354
Redemption of shares	(1,287,962)	(4,746,432)
Redemption fees	9,520	—

Increase in Net Assets from Capital Share Transactions	22,715,810	10,914,679

Increase in Net Assets	27,368,078	29,909,867
NET ASSETS
Beginning of period	66,169,144	36,259,277

End of period(a)	$93,537,222	$66,169,144

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,326,635	953,756
Reinvestment of distributions	—	8,082
Redemption of shares	(74,257)	(302,306)

Increase from Capital Share Transactions	1,252,378	659,532

(a)Amount includes undistributed (distributions in excess of) net investment income	$421,817	$(170,054)

See Notes to Financial Statements.

11

BECK, MACK & OLIVER GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended September 30, 2010		Years Ended March 31,
			2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning of Period	$17.96		$11.99	$20.34	$22.78	$21.97	$19.15

INVESTMENT OPERATIONS
Net investment income(a)	0.14		0.11	0.12	0.07	0.11	0.10
Net realized and unrealized gain (loss)	0.85		5.90	(8.12)	(0.64)	2.69	4.17

Total from Investment Operations	0.99		6.01	(8.00)	(0.57)	2.80	4.27

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.04)	—	(0.53)	(0.46)	(0.49)
Net realized gain	—		—	(0.35)	(1.34)	(1.53)	(0.96)

Total Distributions to Shareholders	—		(0.04)	(0.35)	(1.87)	(1.99)	(1.45)

Redemption fee(a)	—	(b)	—	—	— (b)	— (b)	— (b)

NET ASSET VALUE, End of Period	$18.95		$17.96	$11.99	$20.34	$22.78	$21.97

TOTAL RETURN	5.51	%(c)	50.16%	(39.51)%	(3.32)%	13.22%	23.10%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$96,540		$66,169	$36,259	$55,437	$54,280	$40,215
Ratios to Average Net Assets:
Net investment income	1.54	%(d)	0.69%	0.73%	0.29%	0.49%	0.47%
Net expenses	1.25	%(d)	1.34%	1.75%	1.75%	1.90%	2.41%
Gross expenses(e)	2.00	%(d)	2.20%	2.28%	2.07%	2.28%	2.43%
PORTFOLIO TURNOVER RATE(c)	42%		54%	56%	51%	26%	56%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) ended the third quarter of 2010 with a net asset value of $10.87 per share, achieving a six-month return through September 30th of 1.97% and representing an increase from its March 31, 2010 net asset value of $10.66 per share. The Partners Fund’s six-month return compares with a return of -1.42% for the Partners Fund’s benchmark, the S&P 500 Index (“S&P 500”)1. For a longer term perspective, the Partners Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2010	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	10.95%	-9.23%	-0.38%	1.58%
S&P 500 Index	10.16%	-7.16%	0.64%	-0.43%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.56%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2011; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.) See page 15 for additional disclosure.

Review

U.S. stocks delivered strong gains in the third quarter as the S&P 500 generated a total return of 11.29%. Although September has historically been a treacherous month for investors, the S&P 500 had its strongest September monthly performance since 1939. The Index’s 8.9% gain for September 2010 was driven by an expectation that the Fed will resume quantitative easing to jump-start the economy.

Yet, the robust market performance in the third quarter is seemingly at odds with general apprehension about the state of the economic recovery. An expression of this concern is the volatility that the market has experienced. The S&P 500 gained or lost 4.5% in six out of the first nine calendar months of 2010. In July, Federal Reserve Chairman Ben Bernanke coined the phrase “unusually uncertain” in describing the economic outlook. He followed up in September with more explicit concern over deflation and promises that the “Fed is prepared to provide additional accommodation if needed.”

[1]

The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

13

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Investors reacted to both the economic weakness and the Fed’s policy response by continuing to pile into bonds, causing yields on 10-year Treasuries to dip below 2.4%. During the third quarter, bond mutual funds took in an estimated $87 billion, according to the Investment Company Institute, bringing the total net new investments in bond funds since the start of 2009 to $620 billion. Meanwhile, investors pulled $43 billion out of U.S. stock funds over the past three months and have withdrawn $100 billion since the beginning of 2009, according to Morningstar. Corporations have taken advantage of the combination of rock-bottom interest rates and investor demand for bonds, selling a record $190 billion of below investment grade bonds. Investment-grade bond sales are down from last year’s record but have still clocked in at a hefty $612 billion this year.

Strategy

One of the outcomes from the potentially overheated bond market and twelve months of robust recovery is that many corporations are flush with cash. As of June 30, industrial companies in the S&P 500 had a record $843 billion of cash on their books, up from $773 billion a year earlier. That recent reading was equal to a record high 11.6% of those companies’ stock-market value, nearly double the average measure from 1980 through the end of 2007.

One expectation was that this cash would fuel increased merger and acquisition activity. This has proven to be the case; during the first nine months of 2010 deals valued at $759 billion were announced, up from $556 billion in 2009. We believe this trend will continue. Below are some specific examples of how this contributed to the Fund’s performance during the period.

Our fundamental research indicated that two companies, Genzyme Corp. and Potash Corp., were significantly undervalued relative to their intrinsic net worth. The market validated our conclusion during the third quarter as unsolicited offers were made for both companies at substantial premiums. We liquidated our positions in these companies at profit.

Additionally, IBM, whose chief executive said in May that the company will spend $20 billion on acquisitions over the next five years, bought data-analytics company Netezza Corp. for $1.7 billion. Investors liked the deal and bid the stock higher.

Stock repurchases are another use of cash. Axis Capital has authorized the repurchase of $750 million of its own shares over the next two years. This equals nearly 20% of the current market capitalization and creates a potential roadmap for expanding earnings per share.

In sum, our research remains focused on allocating capital to companies that are significantly undervalued and companies that have the capability and acumen to execute intelligent acquisitions. We strongly believe we are fishing in the right ponds.

Outlook

In recent weeks, global economic concerns have re-emerged about European debt woes, especially in Ireland and Portugal. There are also mounting concerns about the potential for economically damaging trade wars, particularly with regard to China’s restrictive currency policies. These macro risks are important to be aware of and through history there have always been reasons not to own equities, yet $10 million invested in the S&P 500 in 1988 would have grown to over $50 million by the end of 2008. These returns are robust even when including the financial turmoil of 2008.

14

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Today in the market investors can purchase high-quality businesses at uncommonly low prices. In this important sense, uncertainty is an investor’s friend. Moreover, unlike the herd, we see risks associated with purchasing 10-Year U.S. Government debt at yields of only 2.4%. Said another way, we think investors will generate a better total return over time owning shares of global leaders such as Johnson & Johnson (JNJ). JNJ has a dividend yield* of 3.4% and trades at only 12.5 times 2011 estimated earnings. Placed in comparative terms, 10-Year U.S. Government debt trades at 40 times its “earnings.”

We thank you for your continuing support.

Zachary A. Wydra

* Dividend yield does not represent that of the Partners Fund.

(In November 2009, a limited partnership managed by the Adviser reorganized into the Partners Fund (the “Fund”). This limited partnership maintained an investment objective and investment policies that were, in all material respects, substantially similar to those of the Fund. The Fund has adopted the performance history of the limited partnership. The Fund’s performance for periods prior to December 1, 2009 is that of the limited partnership and reflects the expenses of the limited partnership, which were lower than the Fund’s current net expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different than the standardized method of calculations accepted by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.)

There is no assurance that the Fund will achieve its investment objective. The risks associated with the Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, no-investment grade securities risk, liquidity risk and non-diversification risk. Total return figures include the reinvestment of dividends and capital gains. During the periods shown, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk.

The views in this report were those of the Fund manager’s as of September 30, 2010 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

15

BECK, MACK & OLIVER PARTNERS FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark Standard & Poor’s 500 Index (“S&P 500”), over the past ten fiscal years. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.56%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Investment Value on 09/30/10:
Beck, Mack & Oliver Partners Fund	$11,701
S&P 500	$9,577

Average Annual Total Return as of 09/30/10:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	10.95%	-0.38%	1.58%
S&P 500	10.16%	0.64%	-0.43%

16

BECK, MACK & OLIVER PARTNERS FUND

PORTFOLIO PROFILE

SEPTEMBER 30, 2010

% of Total Investments

See Notes to Financial Statements.

17

BECK, MACK & OLIVER PARTNERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Shares	Security Description	Value

Common Stock — 95.6%

	Energy — 20.7%
16,940	Acergy SA ADR	$312,543
17,228	ConocoPhillips	989,404
22,563	EnCana Corp.	682,079
28,400	Noble Corp.	959,636
11,480	Plains Exploration & Production Co.(a)	306,172
7,739	Schlumberger, Ltd.	476,800
26,890	The Williams Cos., Inc.	513,868

		4,240,502

	Financials — 25.5%
17,600	Axis Capital Holdings, Ltd.	579,744
2,250	Berkshire Hathaway, Inc., Class B(a)	186,030
31,379	Brookfield Asset Management, Inc., Class A	890,222
14,532	Enstar Group, Ltd.(a)	1,055,023
5,200	Homefed Corp.(a)	124,800
43,563	Leucadia National Corp.(a)	1,028,958
25,984	PICO Holdings, Inc.(a)	775,883
9,400	RenaissanceRe Holdings, Ltd.	563,624

		5,204,284

	Healthcare — 21.7%
14,877	Abbott Laboratories	777,174
22,100	Baxter International, Inc.	1,054,391
14,136	Johnson & Johnson	875,867
2,419	Laboratory Corp. of America Holdings(a)	189,722
25,552	Merck & Co., Inc.	940,569
32,300	Metabolix, Inc.(a)	406,334
2,824	Waters Corp.(a)	199,883

		4,443,940

	Industrials — 10.9%
15,579	Dover Corp.	813,380
13,706	Fluor Corp.	678,858
11,246	Roper Industries, Inc.	733,014

		2,225,252

Shares	Security Description	Value

	Information Technology — 10.0%
3,490	International Business Machines Corp.	$468,149
51,628	Molex, Inc., Class A	902,457
14,913	QUALCOMM, Inc.	672,874

		2,043,480

	Materials — 4.6%
37,149	Nalco Holding Co.	936,526

	Telecommunication Services — 1.0%
206,049	Level 3 Communications, Inc.(a)	193,130

	Utilities — 1.2%
13,000	Brookfield Infrastructure Partners LP	252,200

Total Common Stock (Cost $15,583,202)		19,539,314

Principal		Rate	Maturity

Corporate Non-Convertible Bonds — 2.5%

	Telecommunication Services — 2.5%
$540,000	Level 3 Financing, Inc. (Cost $523,482)	9.25%	11/01/14	510,300

Total Investments — 98.1% (Cost $16,106,684)*				$20,049,614

Other Assets & Liabilities, Net — 1.9%				398,594

NET ASSETS — 100.0%				$20,448,208

ADR    American Depository Receipt

LP    Limited Partnership

(a)	Non-income producing security.
*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$4,474,325
Gross Unrealized Depreciation	(531,395)

Net Unrealized Appreciation	$3,942,930

See Notes to Financial Statements.

18

BECK, MACK & OLIVER PARTNERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2- Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

	Level 1	Level 2	Level 3	Total
Investments at Value:
Common Stock
Energy	$4,240,502	$—	$—	$4,240,502
Financials	5,204,284	—	—	5,204,284
Healthcare	4,443,940	—	—	4,443,940
Industrials	2,225,252	—	—	2,225,252
Information Technology	2,043,480	—	—	2,043,480
Materials	936,526	—	—	936,526
Telecommunication Services	193,130	—	—	193,130
Utilities	252,200	—	—	252,200
Corporate Non-Convertible Bond	—	510,300	—	510,300

Total Investments at Value	$19,539,314	$510,300	$—	$20,049,614

See Notes to Financial Statements.

19

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

ASSETS
Total investments, at value (Cost $16,106,684)	$20,049,614
Cash	373,374
Receivables:
Interest and dividends	53,373
Trustees’ fees and expenses	81
Prepaid expenses	8,388

Total Assets	20,484,830

LIABILITIES
Payables:
Fund shares redeemed	5,000
Accrued liabilities:
Investment adviser fees	5,629
Compliance services fees	848
Fund service fees	10,644
Other expenses	14,501

Total Liabilities	36,622

NET ASSETS	$20,448,208

COMPONENTS OF NET ASSETS
Paid-in capital	$15,707,563
Undistributed net investment income	145,118
Accumulated net realized gain	652,597
Net unrealized appreciation	3,942,930

NET ASSETS	$20,448,208

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Based on net assets of $20,448,208 and 1,880,967 shares outstanding at $0.00 par value (unlimited shares authorized)	$10.87

See Notes to Financial Statements.

20

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2010

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $2,357)	$176,846
Interest income	27,930

Total Investment Income	204,776

EXPENSES
Investment adviser fees	95,594
Fund service fees	76,461
Custodian fees	4,971
Registration fees	4,327
Professional fees	18,655
Trustees’ fees and expenses	338
Compliance services fees	5,796
Miscellaneous expenses	6,824

Total Expenses	212,966
Fees waived and/or expenses reimbursed	(117,372)

Net Expenses	95,594

NET INVESTMENT INCOME	109,182

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	308,050
Net change in unrealized appreciation/(depreciation) on investments	(1,197)

NET REALIZED AND UNREALIZED GAIN	306,853

INCREASE IN NET ASSETS FROM OPERATIONS	$416,035

See Notes to Financial Statements.

21

BECK, MACK & OLIVER PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2010	December 1, 2009* through March 31, 2010
OPERATIONS
Net investment income	$109,182	$49,805
Net realized gain	308,050	342,210
Net change in unrealized appreciation (depreciation)	(1,197)	696,065

Increase in Net Assets from Operations	416,035	1,088,080

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(15,673)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,124,340	5,029,969
Shares issued from reorganization (Note 1)	—	13,513,594
Reinvestment of distributions	—	15,651
Redemption of shares	(310,468)	(413,320)

Increase in Net Assets from Capital Share Transactions	813,872	18,145,894

Increase in Net Assets	1,229,907	19,218,301
NET ASSETS
Beginning of period	19,218,301	—

End of period(a)	$20,448,208	$19,218,301

CAPITAL SHARE TRANSACTIONS
Sale of shares	107,477	490,164
Shares issued from reorganization (Note 1)	—	1,351,359
Reinvestment of distributions	—	1,522
Redemption of shares	(29,975)	(39,580)

Increase from Capital Share Transactions	77,502	1,803,465

(a)Amount includes undistributed net investment income	$145,118	$35,936

*	Commencement of operations.

See Notes to Financial Statements.

22

BECK, MACK & OLIVER PARTNERS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended September 30, 2010	December 1, 2009(a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$10.66	$10.00

INVESTMENT OPERATIONS
Net investment income(b)	0.06	0.03
Net realized and unrealized gain	0.15	0.64

Total from Investment Operations	0.21	0.67

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.01)

NET ASSET VALUE, End of Period	$10.87	$10.66

TOTAL RETURN(c)	1.97%	6.70%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$20,448	$19,218
Ratios to Average Net Assets:(d)
Net investment income	1.14%	0.86%
Net expenses	1.00%	1.00%
Gross expenses(e)	2.23%	2.56%
PORTFOLIO TURNOVER RATE(c)	28%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

23

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Note 1. Organization

The Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Beck, Mack & Oliver Global Equity Fund commenced operations on December 8, 1993. The Beck, Mack & Oliver Global Equity Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective June 24, 2009, the name of the Austin Global Equity Fund was changed to the Beck, Mack & Oliver Global Equity Fund. The Beck, Mack & Oliver Global Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of the BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Beck, Mack & Oliver Global Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

On December 1, 2009, the Partnership reorganized into the Beck, Mack & Oliver Global Partners Fund. The reorganization of net assets and unrealized gain from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Unrealized Gain on Investments Received from Reorganization
December 1, 2009	$13,513,595	1,351,359	$3,248,062

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation — Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

24

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after a fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations — Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions — Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign

25

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the six months ended September 30, 2010, the Beck, Mack & Oliver Global Equity Fund entered into an aggregated total notional value of $14,004,629 on forward currency contracts. Additionally, the Beck, Mack & Oliver Global Equity Fund entered into a total notional value of $52,706,647 on spot currency contracts for the six months ended September 30, 2010.

The values of each individual forward currency contract outstanding in the Beck, Mack & Oliver Global Equity Fund as of September 30, 2010, are disclosed in the table below.

Contracts to Purchase/(Sell)	Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(313,043) AUD	11/19/10	$270,000	$(30,687)
(109,662) AUD	11/22/10	90,000	(15,294)
(310,594) AUD	05/05/11	275,000	(16,941)
(143,678) AUD	05/06/11	125,000	(10,031)
(817,700) BRL	12/06/10	425,000	(51,378)
(993,696) CAD	11/18/10	960,000	(4,699)
(437,369) CAD	11/22/10	415,000	(9,565)
(213,240) CAD	12/09/10	200,000	(6,904)
(416,920) CAD	01/13/11	400,000	(4,154)
(212,080) CAD	02/28/11	200,000	(5,355)
(468,090) CAD	05/09/11	450,000	(2,345)
(519,500) CAD	05/17/11	500,000	(1,899)
(606,300) CHF	12/08/10	600,000	(17,436)
(362,950) CHF	01/27/11	350,000	(19,808)
(1,002,915) CHF	02/07/11	950,000	(71,976)
(356,688) CHF	05/12/11	325,000	(38,835)
(747,900) CHF	05/17/11	675,000	(87,930)
(254,638) EUR	02/08/11	350,000	3,244
(515,160) EUR	02/09/11	700,000	(1,519)
(235,727) EUR	02/22/11	320,000	(962)
(147,005) EUR	03/09/11	200,000	(130)
(766,107) EUR	05/06/11	1,000,000	(42,332)
(312,427) EUR	05/10/11	400,000	(25,055)

26

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Contracts to Purchase/(Sell)	Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(783,147) EUR	05/13/11	$1,000,000	$(65,432)
(372,162) GBP	01/28/11	600,000	15,869
194,175 GBP	01/28/11	(300,000)	4,769
(126,772) GBP	02/23/11	195,000	(3,938)
(153,406) GBP	05/11/11	225,000	(15,594)
(44,800,000) JPY	12/08/11	500,000	(37,053)
(46,345,000) JPY	01/12/11	500,000	(55,873)
(1,940,000,000) KRW	03/02/11	1,600,000	(90,768)
(287,875,000) KRW	03/11/11	250,000	(808)
(574,770,000) KRW	05/03/11	510,000	9,902
(1,483,950,000) KRW	05/11/11	1,300,000	9,034
(507,750) MYR	03/11/11	150,000	(12,744)
(714,370) SEK	12/10/10	100,000	(5,775)

			$(710,402)

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound Sterling

JPY Japanese Yen

KRW Korean Won

MYR Malaysian Ringgit

SEK Swedish Krona

Purchased Options — When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2010, are disclosed in the Beck, Mack & Oliver Global Equity Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts purchased options in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Equity Fund entered into a total value of $39,950 on purchased options for the six months ended September 30, 2010.

27

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Derivatives Transactions — The Beck, Mack & Oliver Global Equity Fund’s use of derivatives during the period ended September 30, 2010, was limited to forward currency contracts and purchased put options. The volume of open positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts derivative transactions in order to achieve the exposure desired by the adviser. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack & Oliver Global Equity Fund.

The location on the Statement of Assets and Liabilities of the Beck, Mack & Oliver Global Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Beck, Mack & Oliver Global Equity Fund
Purchased Put Options	Total investments	$20,042		$—
Forward Currency Contracts	Unrealized gain on currency contracts	42,818	Unrealized loss on currency contracts	753,220

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2010, by the Beck, Mack & Oliver Global Equity Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Beck, Mack & Oliver Global Equity Fund
Purchased Put Options	Realized gain (loss) — Investments and Net Change in Unrealized Appreciation (Depreciation) on — Investments	$—	$(19,908)
Forward Currency Contracts	Realized gain (loss) — foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on — foreign currency translations	(13,148)	(779,746)

28

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes — Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Beck, Mack & Oliver Global Equity Fund’s federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Beck, Mack & Oliver Partners Fund’s federal tax return filed in the period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation — The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees — A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies — In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser — Beck, Mack & Oliver, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of the Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution — Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers — Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal

29

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers — The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% of average daily net assets of the Beck, Mack & Oliver Global Equity Fund through July 31, 2011.

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.00% of average daily net assets of the Beck, Mack & Oliver Partners Fund through July 31, 2011.

Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the six months ended September 30, 2010, fees waived were as follows:

	Investment Adviser Fees Waived	Fund Service Fees Waived	Total Fees Waived
Beck, Mack & Oliver Global Equity Fund	$284,343	$4,887	$289,230
Beck, Mack & Oliver Partners Fund	59,477	57,895	117,372

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended September 30, 2010, were as follows:

Beck, Mack & Oliver Global Equity Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$55,095,736	$30,014,319	$—	$1,534,257

Beck, Mack & Oliver Partners Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$7,505,057	$5,252,220	$—	$—

30

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Beck, Mack & Oliver Global Equity Fund	$1,183,643	$—	$(4,405,192)	$7,671,166	$4,449,617
Beck, Mack & Oliver Partners Fund	91,079	297,033	—	3,936,498	4,324,610

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment company, currency and inflation-indexed securities in the Beck, Mack & Oliver Global Equity Fund and wash sales, partnerships and non-deductible offering costs in the Beck, Mack & Oliver Partners Fund.

For tax purposes, the current year post-October loss was $126,899 (realized during the period November 1, 2009 through March 31, 2010) for the Beck, Mack & Oliver Global Equity Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2010.

As of March 31, 2010, the Beck, Mack & Oliver Global Equity Fund had capital loss carryforwards to offset future capital gains of $243,552 and $4,034,741, expiring in 2017 and 2018, respectively.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and each Fund has had no such events.

31

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov. The Beck, Mack & Oliver Global Equity Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request by calling (800) 943-6786 and on the SEC’s website at www.sec.gov. The Beck, Mack & Oliver Partners Fund’s proxy voting record for the period December 1, 2009 through June 30, 2010 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010, through September 30, 2010.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Beck, Mack & Oliver Global Equity Fund
Actual	$1,000.00	$1,055.12	$6.44	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,019.70	$5.06	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

33

FOR MORE INFORMATION

Investment Adviser

Beck, Mack & Oliver LLC

360 Madison Ave, 18th Floor

New York, NY 10017

www.beckmack.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Beck, Mack & Oliver Global Equity Fund

Beck, Mack & Oliver Partners Fund

P.O. Box 588

Portland, ME 04112

(800) 943-6786

www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

229-SAR-0910

MERK HARD CURRENCY FUND

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND

Investor Shares (MEAFX)

Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND

Investor Shares (MABFX)

Institutional Shares (MAAIX)

SEMI-ANNUAL REPORT (UNAUDITED)	SEPTEMBER 30, 2010

1

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Dear Shareholder,

We present the semi-annual report for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund (each a “Fund” and collectively referred to as the “Funds”) with respect to the period April 1, 2010 through September 30, 2010 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of hard currencies.

•	The Merk Asian Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of Asian currencies.

•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

On April 1, 2010, the Adviser introduced an institutional share class for the Funds to complement the mutual fund advisory services provided to its already established investor share class. The institutional shares are not assessed the 12b-1 fee and have a minimum investment of $250,000 which may be aggregated across multiple client accounts for advisers. The Funds’ expense ratio for the institutional share class is 1.05%.

Merk Hard Currency Fund Investor Shares posted a return of 3.24% for the Period. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) increased 3.11% during the Period. As of September 30, 2010, the Investor Shares of the Fund had a one year return of 2.91%, a five year return of 7.19% and an annualized return of 6.21% since inception on May 10, 2005; this compares to a one year return of -0.79%, a five year return of 5.82% and an annualized return of 4.63% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies the Fund had exposure to increased in value over the reference period. Notable performers were the Swiss franc, which rose by 7.27%, the Australian dollar, which rose by 5.44%, and the New Zealand dollar, which rose by 3.34%.(*)

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. During the Period we decreased the Norwegian krone position, mostly in favor of increasing the Fund’s exposure to the Swiss franc and the euro; the Fund also established a position in the Swedish krona. These decisions were driven by our analysis of monetary policies being pursued in each respective country, along with developments that led us to reassess the economic outlook in each country. On the backdrop of austerity measures announced and introduced by a variety of European countries in particular, the risk of a global slowdown contributed to the Fund lowering its exposure to the Norwegian krone, which had appreciated versus other European currencies; Norway, with its substantial oil industry, has a currency that may be more sensitive to changes in perception of global economic growth. We re-allocated much of the exposure to other currencies in Western Europe as we saw an environment that may be supportive of previously out-of-favor currencies, including the euro.

Merk Asian Currency Fund Investor Shares posted a return of 1.17% for the Period. In comparison, the Citigroup 3-Month U.S. Treasury Bill Index (“reference basket”) increased 0.08% during the Period. As of September 30, 2010, the Fund had a one year return of 1.21% as well as an annualized return of -0.86% since inception on April 1, 2008; this compares to a one year return of

2

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

0.12% and an annualized return of 0.53% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies the Fund had exposure to appreciated over the reference period. Notable performers were the Singapore dollar, which returned 6.27%, the Malaysian ringgit, which returned 5.71%, and the Fund’s largest exposure, the Chinese renminbi, which returned 2.00% during the Period.(*) We adapt the currency allocations as our analysis of monetary policies and economic environments evolve.

We continue to believe that Asian countries that produce goods and services at the mid to high end of the value chain are better positioned than those countries producing low-end goods and services. Higher end producers have greater pricing power, whereas low-end producers compete predominantly on price; in our assessment, low-end producers are more likely to instigate competitive devaluations of their currencies. To this point, Vietnam intervened in the currency markets during the Period in an attempt to weaken its currency; the Vietnamese dong is not a currency the Fund has ever held.

Merk Absolute Return Currency Fund Investor Shares posted a return of 2.46% for the Period. In comparison, the Citigroup 3-Month U.S. Treasury Bill Index (“reference basket”) increased 0.08% during the Period. As of September 30, 2010, the Fund had a one year return of -0.60% as well as an annualized return of 0.09% since inception on September 9, 2010; this compares to a one year return of 0.12% and an annualized return of 0.12% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a tactical, periodic currency allocation process; currency exposures are typically rebalanced on a monthly basis. As such, certain currency exposures can change significantly from one month to the next. Moreover, the Fund aims to take advantage of potential shorter-term opportunities within the currency market. At any time, the Fund may have a net long or net short U.S. dollar currency exposure.

The Fund can, at times, take positions on a short-term view that may differ from our long-term macro-economic view on any one currency. For instance, the Fund has held a net long position in the Japanese yen for much of the Period. While the Merk Hard Currency Fund exited its small position in early September due to concerns surrounding potential currency interventions, the Absolute Return Currency Fund has aimed to capitalize on short-term dynamics, and benefited from an appreciation in the currency throughout the Period (the Japanese yen appreciated 11.90% during the Period).

Additionally, the Fund benefited from a net positive exposure to the Swedish krona for much of the Period, as the currency returned 7.09% through this timeframe. On the other hand, the Fund held a negative net exposure to the Norwegian krone for much of the Period, which detracted from overall performance, as the Norwegian krone appreciated 1.11%.(*)

[1]

Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, that the annualized return for the Fund is from April 1, 2008 through September 30, 2010, whereas the annualized return for the Reference Basket is calculated for the time period March 31, 2008 through September 30, 2010.

[2]

Note that the inception date of the Merk Absolute Return Currency Fund is September 9, 2009 and, therefore, the annualized return for the Fund is from September 9, 2009, through September 30, 2010, whereas the annualized return for the Reference Basket is calculated for the time period August 31, 2009 through September 30, 2010.

3

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

Market Analysis and Insights

After a brief period of U.S. dollar strength through May, the Period was marked by significant weakness in the U.S. dollar: subsequent to peaking in early June, the U.S. dollar declined 10.96%, as measured by the U.S. Dollar Index (DXY), through the end of September.3 There are a number of worrying trends, both international and domestic, which give us cause for concern. We continue to see risks ahead for the U.S. economy, and in particular, the U.S. dollar.

Much of the recent U.S. dollar weakness may be attributed to comments regarding further quantitative easing (“QE2”). Federal Reserve Bank (Fed) chairman Bernanke was quite forward in indicating the possibility of QE2 at a prepared speech delivered in late August in Jackson Hole, Wyoming4. There, he outlined a number of potential monetary policy options for further easing, which may be employed should the Fed deem it necessary. Bernanke took time to point out the dangers of disinflation and unemployment, should the economic recovery stagnate, a situation that is becoming increasingly apparent with each piece of economic data released. His comments regarding inflation were quite pointed: “…an increase in inflationary expectations could become a benefit.” Such statements give us cause for concern. We have long argued that Bernanke may indeed wish for higher inflation in the U.S., as inflation bails out those with debt, and by any measure the U.S. consumer is saddled with it. It is said that actions speak louder than words. Purchasing $1.25 trillion worth of mortgage-backed securities (MBS) tells us only one thing: Bernanke wants to manufacture house-price inflation.

Bailing out homeowners underwater in their mortgages may sound good politically, but this type of approach does not foster long-run economic stability. Such policies deter savings, which, in our opinion, are sorely needed to put the U.S. back on a more sustainable economic path, not to mention the substantial moral hazard issues such policies engender. Through such policies, the Fed may have bought more than it bargained for. The Fed’s balance sheet appears to us very inflexible, for the most part made up of illiquid, long-dated mortgage backed securities (MBS). Should inflation break out, we doubt the Fed will have the capabilities to rein it in.

Subsequent to Bernanke’s Jackson Hole speech, many members of the Federal Open Market Committee (FOMC) have been very vocal in communicating their opinions that QE2 may be the appropriate policy response to the present economic environment. In our opinion, the Fed has talked itself into a corner: the market now appears to have priced a high chance of QE2 into securities values; should the Fed not instigate further easing measures, the Fed runs the risk of losing the market’s trust, and ultimately, its credibility may be questioned. Moreover, Bernanke and the Fed may actually wish to intentionally weaken the U.S. dollar. By buying government bonds, the Fed increases the supply of U.S. dollars (making the U.S. dollar less valuable relative to other currencies, all else equal) and intentionally over-values those securities; a rational buyer is therefore incentivized to abstain from purchasing these securities, and look overseas for less manipulated returns, putting downward pressure on the U.S. dollar.

During the Period we witnessed a worrying global development: global protectionist pressures appear to be growing. Brazil and Japan recently intervened unilaterally in the currency markets, rhetoric out of Washington has been rather pointed towards the Chinese yuan, Vietnam actively instigated a competitive currency devaluation, and countries from South Africa to Peru to Mexico (amongst others) have uttered misgivings about the strength of their respective currencies. Should we enter a period of increased protectionism globally, whether via competitive currency devaluations or retaliatory trade wars through increased importation taxes, duties or sanctions, there is a serious risk that the global recovery may be derailed. Trade wars are good for no one: they create inefficiencies and slow down global growth. In such a scenario, the currencies of countries that run current account deficits, including the U.S., may be particularly vulnerable. The U.S. requires foreign investment to support its current account deficit, and in turn, its currency. Should the risk of additional tariffs, capital controls or sanctions increase, or take effect, international investors must factor this additional risk into their pricing of U.S. securities and the U.S. dollar. All else equal, this may negatively affect demand, prompting some to pull funds out of U.S. markets and the U.S. dollar.

With so many global dynamics still to play out, we believe there may be many attractive currency investment opportunities. We believe the currency asset class may continue to provide valuable portfolio diversification benefits and upside potential.

[3]	Data source: Bloomberg. Calculated for the period 06/07/10 to 09/30/10.
[4]	Since this Market Analysis and Insights was written, the Fed announced an expanded asset purchase plan aimed at buying an additional $600 billion of U.S. Treasuries by June, 2011.

4

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2010

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk	Kieran Osborne
President & Chief Investment Officer	Co-Portfolio Manager of the Merk Absolute Return Currency Fund

The views in this Report were those of the Fund Managers as of September 30, 2010 and may not reflect the views of the Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of each Fund in understanding their investments in each Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

* All returns are relative to the U.S. dollar. Source for exchange rates listed in this letter: Bloomberg

5

PERFORMANCE CHARTS & ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Investment Value on 09/30/10:
Merk Hard Currency Fund Investor Shares	$13,838
JPMorgan 3-Month Global Cash Index	$12,762

Average Annual Total Return as of 09/30/10:	One Year	Five Year	Since Inception (05/10/05)
Merk Hard Currency Fund Investor Shares	2.91%	7.19%	6.21%
Merk Hard Currency Fund Institutional Shares*	3.08%	7.22%	6.24%
JPMorgan 3-Month Global Cash Index	(0.79)%	5.82%	4.63%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

6

PERFORMANCE CHARTS & ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark Citigroup U.S. 3-Month U.S. Treasury Bill Index, since inception. The Citigroup 3-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. Treasury Bill Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. Treasury Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. Treasury Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. Treasury Bill Index

Investment Value on 09/30/10:
Merk Asian Currency Fund Investor Shares	$9,787
Citigroup 3-Month U.S. Treasury Bill Index	$10,134

Average Annual Total Return as of 09/30/10:	One Year	Since Inception (04/01/08)
Merk Asian Currency Fund Investor Shares	1.21%	(0.86)%
Merk Asian Currency Fund Institutional Shares*	1.29%	(0.83)%
Citigroup 3-Month U.S. Treasury Bill Index**	0.12%	0.53%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. Treasury Bill Index is for the period beginning March 31, 2008.

7

PERFORMANCE CHARTS & ANALYSIS

SEPTEMBER 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark Citigroup 3-Month U.S. Treasury Bill Index, since inception. The Citigroup 3-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. Treasury Bill Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. Treasury Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. Treasury Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. Treasury Bill Index

Investment Value on 09/30/10:
Merk Absolute Return Currency Fund Investor Shares	$10,010
Citigroup 3-Month U.S. Treasury Bill Index	$10,013

Average Annual Total Return as of 09/30/10:	One Year	Since Inception (09/09/09)
Merk Absolute Return Currency Fund Investor Shares	(0.60)%	0.09%
Merk Absolute Return Currency Fund Institutional Shares*	(0.40)%	0.28%
Citigroup 3-Month U.S. Treasury Bill Index**	0.12%	0.12%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. Treasury Bill Index is for the period beginning August 31, 2009.

8

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 45.7%

Non-U.S. Government - Australia - 3.3%
13,500,000	Australian Government Bond, Series 117	AUD	5.75%	06/15/11	$13,147,040

Non-U.S. Government - Finland - 4.6%
13,500,000	Finland Government Bond, Series 1	EUR	5.75	02/23/11	18,757,418

Non-U.S. Government - New Zealand - 4.5%
24,000,000	New Zealand Government Bond, Series 1111	NZD	6.00	11/15/11	18,099,221

Non-U.S. Government - Sweden - 2.6%
70,000,000	Sweden Government Bond, Series 1045	SEK	5.25	03/15/11	10,586,691

Non-U.S. Government - Switzerland - 4.7%
18,000,000	Switzerland Government Bond	CHF	4.00	06/10/11	18,780,321

Regional Agency - Australia - 9.6%
20,000,000	New South Wales Treasury Corp., Series 10	AUD	7.00	12/01/10	19,392,968
20,000,000	Queensland Treasury Corp., Series 11	AUD	6.00	06/14/11	19,477,290

					38,870,258

Regional Authority - Canada - 14.0%
11,000,000	Alberta Capital Finance Authority MTN (a)	CAD	1.12	02/05/13	10,687,929
7,000,000	Alberta Capital Finance Authority (a)	CAD	1.28	07/02/14	6,846,924
10,000,000	Alberta Treasury Branch	CAD	4.10	06/01/11	9,899,019
15,000,000	Province of Ontario MTN (a)	CAD	1.59	07/15/11	14,588,881
15,000,000	Province of Manitoba MTN (a)	CAD	1.52	09/04/12	14,673,000

					56,695,753

Sovereign - Germany - 2.4%
7,000,000	Kreditanstalt fuer Wiederaufbau EMTN	EUR	3.88	10/22/10	9,560,139

Total Foreign Bonds (Cost $170,538,100)					184,496,841

Foreign Treasury Securities - 38.2%

Central Bank - Switzerland - 2.8%
11,000,000	Swiss National Bank Bill (b) (c)	CHF	0.20	02/07/11	11,184,952

Non-U.S. Government - Belgium - 4.6%
13,500,000	Belgium Treasury Bill (b)	EUR	0.42	10/14/10	18,401,332

Non-U.S. Government - Canada - 3.4%
14,000,000	Canadian Treasury Bill, Series 364 (b)	CAD	0.66-0.83	11/25/10	13,588,887

Non-U.S. Government - France - 4.5%
13,500,000	French Treasury Bill (b)	EUR	0.32	10/21/10	18,400,839

Non-U.S. Government - Germany - 7.6%
2,500,000	German Treasury Bill (b)	EUR	0.31	01/12/11	3,404,002
20,000,000	German Treasury Bill, Series 36 (b)	EUR	0.21	11/24/10	27,249,273

					30,653,275

See Notes to Financial Statements	9

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Principal	Security Description	Currency	Rate	Maturity	Value in USD

	Non-U.S. Government - Netherlands - 6.1%
18,000,000	Dutch Treasury Certificate (b)	EUR	0.34-0.38%	11/30/10	$24,523,051

	Non-U.S. Government - Norway - 9.2%
220,000,000	Norwegian Treasury Bill (b)	NOK	2.17	12/15/10	37,239,316

	Total Foreign Treasury Securities (Cost $146,935,135)				153,991,652

Shares

	Exchange Traded Fund - 10.0%
317,000	SPDR Gold Trust (Cost $30,910,358)				40,547,470

	Total Investments - 93.9% (Cost $348,383,593)*				$379,035,963

	Foreign Currencies - 3.6%:
	Australian Dollar - 0.1%				572,991
	British Sterling Pound - 0.0%				608
	Canadian Dollar - 0.3%				1,301,221
	Euro - 0.1%				230,288
	Japanese Yen - 0.0%				997
	New Zealand Dollar - 0.0%				47,070
	Norwegian Krone - 0.0%				219,710
	Swedish Krona - 0.0%				21,998
	Swiss Franc - 3.0%				12,057,546

	Total Foreign Currencies (Cost $13,934,649)				14,452,429

	Other Assets and Liabilities, Net - 2.5%				10,098,911

	NET ASSETS - 100.0%				$403,587,303

(a)	Variable rate security. Rate presented is as of September 30, 2010.
(b)	Rates shown are annualized yields at time of purchase.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $11,184,952 or 2.8% of net assets.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$30,652,370
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$30,652,370

As of September 30, 2010, the Merk Hard Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
EMTN	European Medium Term Note
MTN	Medium Term Note

See Notes to Financial Statements	10

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

As of September 30, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
33	Gold 100 Oz. Future	December 31, 2010	$3,950,790	$370,890

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value:
Foreign Bonds	$-	$184,496,841	$-	$184,496,841
Foreign Treasury Securities	-	142,806,700	11,184,952	153,991,652
Exchange Traded Fund	40,547,470	-	-	40,547,470

Total Investments at Value	40,547,470	327,303,541	11,184,952	379,035,963
Other Financial Instruments*:
Futures	370,890	-	-	370,890

Total	$40,918,360	$327,303,541	$11,184,952	$379,406,853

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the year) for which significant unobservable inputs were used to determine fair value.

Foreign Treasury Securities
Balance as of 03/31/10	$-
Accrued Accretion/(Amortization)	424
Realized Gain/(Loss)	-
Change in Unrealized Appreciation/(Depreciation)	161,207
Net Purchase/(Sales)	11,023,321
Transfers In/(Out)	-

Balance as of 09/30/10	11,184,952

Net Change in Unrealized Appreciation from Investments held as of 09/30/10**	$161,207

**	The unrealized appreciation is included in net change in unrealized appreciation of investments in the accompanying Statement of Operations.

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	45.7%
Treasury Securities	38.2%
Exchange Traded Fund	10.0%
Foreign Currencies	3.6%
Other Assets and Liabilities, Net	2.5%

Total	100.0%

See Notes to Financial Statements	11

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) – 91.8%
11,500,000	U.S. Treasury Bill	0.24%	10/28/10	$11,498,902
11,000,000	U.S. Treasury Bill	0.23	11/18/10	10,998,162
11,500,000	U.S. Treasury Bill	0.15	12/16/10	11,497,091
8,000,000	U.S. Treasury Bill	0.20	01/13/11	7,997,184
10,700,000	U.S. Treasury Bill	0.20	01/27/11	10,695,795
12,000,000	U.S. Treasury Bill	0.19	02/24/11	11,993,184
8,000,000	U.S. Treasury Bill	0.20	03/24/11	7,993,544

Total U.S. Treasury Bills (Cost $72,662,734)				72,673,862

Total Investments – 91.8% Cost ($72,662,734)*				$72,673,862

Net Unrealized Gain on Forward Currency Contracts – 1.9%				$1,476,664

Other Assets and Liabilities, Net – 6.3%				4,967,951

NET ASSETS – 100.0%				$79,118,477

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,128
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$11,128

As of September 30, 2010, the Merk Asian Currency Fund had the following currency exposures:

CNY	Chinese Renminbi
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

See Notes to Financial Statements	12

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

As of September 30, 2010, the Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
71,000,000	Chinese Renminbi	$10,511,511	10/22/10	$100,022	$-
35,000,000	Chinese Renminbi	5,179,430	10/22/10	51,607	-
12,000,000	Hong Kong Dollar	1,544,640	10/22/10	2,120	-
(1,500,000)	Hong Kong Dollar	(192,891)	10/22/10	-	(454)
41,000,000	Indian Rupee	869,381	10/22/10	39,291	-
45,000,000	Indian Rupee	953,996	10/22/10	43,327	-
110,000,000	Japanese Yen	1,239,842	10/22/10	78,094	-
2,000,000	Malaysian Ringgit	625,000	10/22/10	21,887	-
34,000,000	New Taiwan Dollar	1,066,165	10/22/10	22,438	-
126,000,000	New Taiwan Dollar	3,947,988	10/22/10	86,247	-
48,000,000	New Taiwan Dollar	1,504,231	10/22/10	32,620	-
(300,000)	Singapore Dollar	(220,580)	10/22/10	-	(7,514)
1,000,000	Singapore Dollar	728,120	10/22/10	32,194	-
2,800,000	Singapore Dollar	2,037,297	10/22/10	91,581	-
23,400,000	Chinese Renminbi	3,453,875	11/19/10	45,435	-
27,700,000	Chinese Renminbi	4,090,372	11/19/10	51,974	-
45,000,000	Indian Rupee	945,974	11/19/10	46,287	-
127,000,000	Indian Rupee	2,671,435	11/19/10	128,947	-
10,000,000	Malaysian Ringgit	3,119,930	11/19/10	108,222	-
33,000,000	New Taiwan Dollar	1,036,432	11/19/10	20,577	-
1,200,000	Singapore Dollar	890,241	11/19/10	22,210	-
1,900,000	Singapore Dollar	1,392,758	11/19/10	51,955	-
2,400,000,000	South Korean Won	1,999,334	11/19/10	100,926	-
46,000,000	Chinese Renminbi	6,845,747	12/17/10	38,832	-
16,000,000	Chinese Renminbi	2,381,484	12/17/10	13,153	-
4,200,000	Chinese Renminbi	625,279	12/17/10	3,313	-
6,600,000	Hong Kong Dollar	850,351	12/17/10	684	-
115,000,000	Indian Rupee	2,449,414	12/17/10	74,743	-
83,000,000	Indian Rupee	1,767,462	12/17/10	54,321	-
40,000,000	Indian Rupee	880,088	12/17/10	-	(2,120)
6,000,000	Malaysian Ringgit	1,925,855	12/17/10	7,430	-
48,000,000	New Taiwan Dollar	1,521,154	12/17/10	17,076	-
35,800,000	New Taiwan Dollar	1,131,479	12/17/10	15,784	-
31,000,000	New Taiwan Dollar	995,185	12/17/10	-	(1,744)
3,900,000	Singapore Dollar	2,924,788	12/17/10	40,558	-
1,000,000	Singapore Dollar	747,563	12/17/10	12,782	-
1,300,000	Singapore Dollar	986,942	12/17/10	1,507	-
2,200,000,000	South Korean Won	1,892,473	12/17/10	30,352	-

Unrealized gain (loss) on forward currency contracts				$1,488,496	$(11,832)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

See Notes to Financial Statements	13

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	72,673,862	1,476,664
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$72,673,862	$1,476,664

**	Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the investments in securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	91.8%
Net Unrealized Gain on Forward Currency Contracts	1.9%
Other Assets and Liabilities, Net	6.3%

Total	100.0%

See Notes to Financial Statements	14

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) - 86.9%
$3,500,000	U.S. Treasury Bill	0.24%	10/28/10	$3,499,666
3,500,000	U.S. Treasury Bill	0.20	01/20/11	3,498,653
3,500,000	U.S. Treasury Bill	0.20	01/27/11	3,498,624
5,000,000	U.S. Treasury Bill	0.20	03/24/11	4,995,965

Total U.S. Treasury Bills (Cost $15,490,258)				15,492,908

Total Investments - 86.9% (Cost $15,490,258)*				$15,492,908

Net Unrealized Gain on Forward Currency Contracts - 6.6%				$1,181,205

Other Assets and Liabilities, Net - 6.5%				1,156,169

NET ASSETS - 100.0%				$17,830,282

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,650
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$2,650

As of September 30, 2010, the Merk Absolute Return Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

See Notes to Financial Statements	15

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

As of September 30, 2010, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
330,000	Australian Dollar	$308,754	10/22/10	$9,333	$-
740,000	Australian Dollar	689,126	10/22/10	24,162	-
6,580,000	Australian Dollar	6,124,157	10/22/10	218,323	-
4,950,000	Australian Dollar	4,383,562	10/22/10	387,757	-
(8,170,000)	Australian Dollar	(7,609,546)	10/22/10	-	(265,539)
(4,100,000)	Australian Dollar	(3,829,400)	10/22/10	-	(122,601)
3,100,000	Canadian Dollar	2,909,705	10/22/10	101,740	-
4,735,000	Canadian Dollar	4,609,111	10/22/10	-	(9,371)
1,900,000	Canadian Dollar	1,849,526	10/22/10	-	(3,801)
760,000	Canadian Dollar	739,396	10/22/10	-	(1,106)
50,000	Canadian Dollar	48,792	10/22/10	-	(221)
(110,000)	Canadian Dollar	(106,802)	10/22/10	-	(56)
(8,340,000)	Canadian Dollar	(8,119,459)	10/22/10	17,699	-
(60,000)	Canadian Dollar	(58,399)	10/22/10	113	-
(50,000)	Canadian Dollar	(48,535)	10/22/10	-	(36)
(50,000)	Canadian Dollar	(48,698)	10/22/10	126	-
10,000,000	Swiss Franc	9,861,797	10/22/10	316,894	-
10,000,000	Swiss Franc	9,993,155	10/22/10	185,536	-
230,000	Swiss Franc	229,842	10/22/10	4,268	-
50,000	Swiss Franc	51,281	10/22/10	-	(387)
(200,000)	Swiss Franc	(197,375)	10/22/10	-	(6,199)
(1,800,000)	Swiss Franc	(1,801,953)	10/22/10	-	(30,211)
(4,370,000)	Swiss Franc	(4,371,727)	10/22/10	-	(76,361)
(7,970,000)	Swiss Franc	(7,998,796)	10/22/10	-	(113,621)
(1,600,000)	Swiss Franc	(1,596,102)	10/22/10	-	(32,488)
(160,000)	Swiss Franc	(159,435)	10/22/10	-	(3,424)
(100,000)	Swiss Franc	(101,613)	10/22/10	-	(174)
592,000	Euro	750,786	10/22/10	56,127	-
5,703,000	Euro	7,339,060	10/22/10	434,298	-
255,000	Euro	328,742	10/22/10	18,831	-
820,000	Euro	1,066,062	10/22/10	51,622	-
(6,370,000)	Euro	(8,204,350)	10/22/10	-	(478,149)
(180,000)	Euro	(233,118)	10/22/10	-	(12,227)
(40,000)	Euro	(52,160)	10/22/10	-	(2,362)
3,900,000	Pound Sterling	6,023,164	10/22/10	102,342	-
2,230,000	Pound Sterling	3,444,222	10/22/10	58,311	-
40,000	Pound Sterling	62,534	10/22/10	291	-
(2,050,000)	Pound Sterling	(3,144,460)	10/22/10	-	(75,357)
(3,730,000)	Pound Sterling	(5,762,417)	10/22/10	-	(96,079)
(40,000)	Pound Sterling	(61,892)	10/22/10	-	(934)
(1,060,000)	Pound Sterling	(1,655,809)	10/22/10	-	(9,072)
440,000,000	Japanese Yen	5,231,574	10/22/10	40,168	-
482,000,000	Japanese Yen	5,799,285	10/22/10	-	(24,330)
(15,100,000)	Japanese Yen	(179,714)	10/22/10	-	(1,203)
(103,700,000)	Japanese Yen	(1,247,670)	10/22/10	5,217	-
(378,300,000)	Japanese Yen	(4,552,604)	10/22/10	20,104	-
(206,000,000)	Japanese Yen	(2,405,932)	10/22/10	-	(62,202)
(7,000,000)	Japanese Yen	(81,793)	10/22/10	-	(2,075)
(4,000,000)	Japanese Yen	(46,649)	10/22/10	-	(1,276)
(5,000,000)	Japanese Yen	(59,332)	10/22/10	-	(574)
41,350,000	Norwegian Krone	6,558,942	10/22/10	463,610	-
11,000,000	Norwegian Krone	1,796,854	10/22/10	71,297	-
400,000	Norwegian Krone	65,792	10/22/10	2,141	-

See Notes to Financial Statements	16

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
1,900,000	Norwegian Krone	$311,682	10/22/10	10,999	$-
(11,100,000)	Norwegian Krone	(1,818,638)	10/22/10	-	(66,497)
(41,650,000)	Norwegian Krone	(6,811,943)	10/22/10	-	(261,559)
2,560,000	New Zealand Dollar	1,783,532	10/22/10	91,361	-
9,350,000	New Zealand Dollar	6,810,082	10/22/10	37,671	-
3,100,000	New Zealand Dollar	2,253,198	10/22/10	17,180	-
880,000	New Zealand Dollar	644,688	10/22/10	-	(194)
3,000,000	New Zealand Dollar	2,195,925	10/22/10	1,215	-
(12,080,000)	New Zealand Dollar	(8,802,563)	10/22/10	-	(44,587)
(3,810,000)	New Zealand Dollar	(2,785,491)	10/22/10	-	(4,877)
(120,000)	New Zealand Dollar	(87,532)	10/22/10	-	(354)
(70,000)	New Zealand Dollar	(51,199)	10/22/10	-	(67)
64,000,000	Swedish Krona	8,939,776	10/22/10	549,727	-
63,500,000	Swedish Krona	8,869,934	10/22/10	545,431	-
700,000	Swedish Krona	104,402	10/22/10	-	(611)
(23,200,000)	Swedish Krona	(3,137,895)	10/22/10	-	(302,050)
(2,100,000)	Swedish Krona	(293,206)	10/22/10	-	(18,169)
(1,500,000)	Swedish Krona	(209,975)	10/22/10	-	(12,435)
(58,000,000)	Swedish Krona	(8,111,988)	10/22/10	-	(487,874)
(400,000)	Swedish Krona	(56,181)	10/22/10	-	(3,129)
(1,700,000)	Swedish Krona	(239,950)	10/22/10	-	(12,115)
(1,100,000)	Swedish Krona	(155,063)	10/22/10	-	(8,038)
(700,000)	Swedish Krona	(99,027)	10/22/10	-	(4,765)
(300,000)	Swedish Krona	(42,850)	10/22/10	-	(1,633)
(500,000)	Swedish Krona	(72,623)	10/22/10	-	(1,514)
(400,000)	Swedish Krona	(58,523)	10/22/10	-	(785)

Unrealized gain (loss) on forward currency contracts				$3,843,894	$(2,662,689)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	15,492,908	1,181,205
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$15,492,908	$1,181,205

**	Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation on the instrument.

The Level 2 inputs in the investments in securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	86.9%
Net Unrealized Gain on Forward Currency Contracts	6.6%
Other Assets and Liabilities, Net	6.5%

Total	100.0%

See Notes to Financial Statements	17

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund
ASSETS
Investments:
Total investments, at cost	$348,383,593	$72,662,734	$15,490,258
Net unrealized appreciation	30,652,370	11,128	2,650

Total investments, at value	379,035,963	72,673,862	15,492,908
Foreign currency (Cost $13,934,649, $0, and $0, respectively)	14,452,429	-	-
Cash	4,457,172	4,697,365	987,269
Unrealized gain on forward currency contracts	-	1,488,496	3,843,894
Deposits with brokers for margin on futures contracts	379,971	-	-
Receivables:
Fund shares sold	2,174,360	452,571	274,663
Investment securities sold	2,001,472	-	-
Interest and dividends	3,854,002	32	29

Total Assets	406,355,369	79,312,326	20,598,763

LIABILITIES
Unrealized loss on forward currency contracts	-	11,832	2,662,689
Payables:
Investment securities purchased	2,000,000	-	-
Fund shares redeemed	392,833	110,228	89,289
Variation margin	2,167	-	-
Accrued liabilities:
Investment adviser fees	290,688	55,593	12,288
Distribution fees	69,121	13,222	3,457
Other expenses	13,257	2,974	758

Total Liabilities	2,768,066	193,849	2,768,481

NET ASSETS	$403,587,303	$79,118,477	$17,830,282

COMPONENTS OF NET ASSETS
Paid-in capital	$381,781,097	$77,933,351	$17,865,812
Distributions in excess of net investment income	(2,843,279)	(217,159)	(52,122)
Accumulated net realized loss	(7,135,773)	(85,506)	(1,167,262)
Unrealized appreciation	31,785,258	1,487,791	1,183,854

NET ASSETS	$403,587,303	$79,118,477	$17,830,282

SHARES OF BENEFICIAL INTEREST at $0.000 PAR VALUE (unlimited shares authorized)
Investor Shares	29,172,708	6,729,689	1,521,500
Institutional Shares	4,307,830	1,398,775	259,056

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $351,613,894, $65,504,353 and $15,232,502, respectively)	$12.05	$9.73	$10.01
Institutional Shares (based on net assets of $51,973,409, $13,614,124 and $2,597,780, respectively)	$12.06	$9.73	$10.03

See Notes to Financial Statements	18

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2010

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund
INVESTMENT INCOME
Interest income	$2,762,207	$73,306	$20,611
Less: foreign taxes withheld	(73,884)	-	-

Total Investment Income	2,688,323	73,306	20,611

EXPENSES
Investment adviser fees	1,953,824	385,104	101,014
Interest expense	455	20	-
Distribution fees	444,418	86,657	23,794
Transfer agency fees:
Investor Shares	97,694	19,256	5,051

Total Expenses	2,496,391	491,037	129,859

NET INVESTMENT INCOME (LOSS)	191,932	(417,731)	(109,248)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(11,653,603)	580	795
Futures	555,048	-	-
Foreign currency transactions	(425,496)	(86,086)	(1,168,057)

Net Realized Gain (Loss)	(11,524,051)	(85,506)	(1,167,262)

Net change in unrealized appreciation (depreciation) on:
Investments	19,936,838	9,195	1,190
Futures	297,100	-	-
Foreign currency translations	636,036	1,278,905	1,661,920

Net Change in Unrealized Appreciation (Depreciation)	20,869,974	1,288,100	1,663,110

NET REALIZED AND UNREALIZED GAIN	9,345,923	1,202,594	495,848

INCREASE IN NET ASSETS FROM OPERATIONS	$9,537,855	$784,863	$386,600

See Notes to Financial Statements	19

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund
	Period Ended September 30, 2010	Year Ended March 31, 2010
OPERATIONS
Net investment income (loss)	$191,932	$(480,858)
Net realized gain (loss)	(11,524,051)	25,838,531
Net change in unrealized appreciation (depreciation) on investments	20,869,974	14,417,963

Increase (Decrease) in Net Assets Resulting from Operations	9,537,855	39,775,636

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,451,392)	(5,203,694)
Net realized gain on investments	-	(2,592,556)

Total Distributions to Shareholders	(2,451,392)	(7,796,250)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	71,404,991	359,628,295
Institutional Shares	53,526,211	-
Reinvestment of distributions
Investor Shares	2,030,622	7,392,466
Institutional Shares	233,906	-
Redemption of shares
Investor Shares	(164,580,207)	(229,710,349)
Institutional Shares	(3,501,282)	-

Increase (Decrease) in Net Assets from Capital Share Transactions	(40,885,759)	137,310,412

Increase (Decrease) in Net Assets	(33,799,296)	169,289,798

NET ASSETS
Beginning of Period	437,386,599	268,096,801

End of Period (a)	$403,587,303	$437,386,599

SHARE TRANSACTIONS
Sale of shares
Investor Shares	6,200,312	30,478,240
Institutional Shares	4,595,425	-
Reinvestment of distributions
Investor Shares	183,435	618,547
Institutional Shares	21,111	-
Redemption of shares
Investor Shares	(14,443,201)	(19,586,832)
Institutional Shares	(308,706)	-

Increase (Decrease) from Capital Share Transactions	(3,751,624)	11,509,955

(a)Amount includes undistributed (distributions in excess of) net investment income	$(2,843,279)	$(583,819)

*	Merk Absolute Return Currency Fund commenced operations on September 9, 2009.

See Notes to Financial Statements	20

Merk Asian Currency Fund		Merk Absolute Return Currency Fund
Period Ended September 30, 2010	Year Ended March 31, 2010	Period Ended September 30, 2010	Period Ended March 31, 2010*

$(417,731)	$(669,960)	$(109,248)	$(154,480)
(85,506)	1,525,883	(1,167,262)	(282,968)
1,288,100	(36,449)	1,663,110	(479,256)

784,863	819,474	386,600	(916,704)

(108,217)	(326,098)	-	-
-	(2,183)	-	-

(108,217)	(328,281)	-	-

17,319,502	64,007,147	4,240,029	39,686,180
14,117,377	-	3,302,009	-

83,701	316,832	-	-
21,162	-	-	-

(26,883,306)	(38,152,856)	(11,905,650)	(16,226,364)
(689,354)	-	(735,818)	-

3,969,082	26,171,123	(5,099,430)	23,459,816

4,645,728	26,662,316	(4,712,830)	22,543,112

74,472,749	47,810,433	22,543,112	-

$79,118,477	$74,472,749	$17,830,282	$22,543,112

1,804,388	6,643,825	433,992	3,960,845
1,468,719	-	334,419	-

8,839	32,986	-	-
2,235	-	-	-

(2,817,396)	(3,960,871)	(1,220,160)	(1,653,177)
(72,179)	-	(75,363)	-

394,606	2,715,940	(527,112)	2,307,668

$(217,159)	$308,789	$(52,122)	$57,126

See Notes to Financial Statements	21

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended September 30, 2010
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.75

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01
Net realized and unrealized gain (loss)	0.36

Total from Investment Operations	0.37

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)
Net realized gain	-

Total Distributions	(0.07)

NET ASSET VALUE, End of Period	$12.05

TOTAL RETURN	3.24%	(e)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$351,614
Ratios to Average Net Assets:
Net expenses	1.30%	(f)
Gross expenses (g)	1.30%	(f)
Net investment income (loss)	0.07%	(f)
PORTFOLIO TURNOVER RATE	13%	(e)

	April 1, 2010 (a) through September 30, 2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.75

INVESTMENT OPERATIONS
Net investment income (b)	0.02
Net realized and unrealized gain (loss)	0.37

Total from Investment Operations	0.39

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)
Net realized gain	-

Total Distributions	(0.08)

NET ASSET VALUE, End of Period	$12.06

TOTAL RETURN	3.41%	(e)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$51,973
Ratios to Average Net Assets:
Net expenses	1.05%	(f)
Gross expenses (g)	1.05%	(f)
Net investment income (loss)	0.35%	(f)
PORTFOLIO TURNOVER RATE	13%	(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	22

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	May 10, 2005 (a) through March 31, 2006

$10.42	$12.16	$10.72	$9.95	$10.00

(0.01)	0.15	0.28	0.20	0.09
1.55	(1.71)	1.92	0.93	(0.13	) (c)

1.54	(1.56)	2.20	1.13	(0.04)

(0.14)	(0.10)	(0.73)	(0.36)	-
(0.07)	(0.08)	(0.03)	- (d)	(0.01)

(0.21)	(0.18)	(0.76)	(0.36)	(0.01)

$11.75	$10.42	$12.16	$10.72	$9.95

14.70%	(13.01)%	21.02%	11.45%	(0.40)%	(e)

$437,387	$268,097	$402,816	$75,449	$10,643

1.30%	1.31%	1.30%	1.30%	1.30%	(f)
1.30%	1.32%	1.31%	1.31%	1.31%	(f)
(0.12)%	1.36%	2.40%	1.93%	1.04%	(f)
15%	27%	51%	29%	0%	(e)

See Notes to Financial Statements	23

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended September 30, 2010		Year Ended March 31, 2010	April 1, 2008 (a) through March 31, 2009
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.63		$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.05)		(0.10)	0.01
Net realized and unrealized gain (loss)	0.16		0.24	(0.48)

Total from Investment Operations	0.11		0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)		(0.04)	-
Net realized gain	-		- (c)	-

Decrease in Net Assets from Distributions	(0.01)		(0.04)	-

NET ASSET VALUE, End of Period	$9.73		$9.63	$9.53

TOTAL RETURN	1.17%	(d)	1.51%	(4.70)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$65,504		$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%	(e)	1.30%	1.30%	(e)
Gross expenses	1.30%	(e)	1.30%	1.30%	(e)
Net investment income (loss)	(1.11)%	(e)	(1.03)%	0.16%	(e)
PORTFOLIO TURNOVER RATE	0%	(d)	0%	0%	(d)

	April 1, 2010 (a) through September 30, 2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.63

INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)
Net realized and unrealized loss	0.16

Total from Investment Operations	0.12

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)
Net realized gain	-

Decrease in Net Assets from Distributions	(0.02)

NET ASSET VALUE, End of Period	$9.73

TOTAL RETURN	1.25%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$13,614
Ratios to Average Net Assets:
Net expenses	1.30%	(e)
Gross expenses	1.30%	(e)
Net investment income (loss)	(0.85)%	(e)
PORTFOLIO TURNOVER RATE	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements	24

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	Six Months Ended September 30, 2010		September 9, 2009 (a) through March 31, 2010
MERK ABSOLUTE RETURN CURRENCY FUND

INVESTOR SHARES

NET ASSET VALUE, Beginning of Period	$9.77		$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)		(0.06)
Net realized and unrealized gain (loss)	0.29		(0.17)

Total from Investment Operations	0.24		(0.23)

NET ASSET VALUE, End of Period	$10.01		$9.77

TOTAL RETURN	2.46%	(c)	(2.30)%	(c)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$15,232		$22,543
Ratios to Average Net Assets:
Net expenses	1.30%	(d)	1.30%	(d)
Gross expenses	1.30%	(d)	1.30%	(d)
Net investment loss	(1.10)%	(d)	(1.16)%	(d)

PORTFOLIO TURNOVER RATE	0%	(c)	0%	(c)

	April 1, 2010 (a) through September 30, 2010
INSTITUTIONAL SHARES

NET ASSET VALUE, Beginning of Period	$9.77

INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)
Net realized and unrealized gain	0.32

Total from Investment Operations	0.26

NET ASSET VALUE, End of Period	$10.03

TOTAL RETURN	2.66%	(c)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$2,598
Ratios to Average Net Assets:
Net expenses	1.30%	(d)
Gross expenses	1.30%	(d)
Net investment loss	(0.84)%	(d)

PORTFOLIO TURNOVER RATE	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements	25

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

NOTE 1.  Organization

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

26

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2010, are disclosed in each Fund’s notes to the Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2010, the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund entered into an aggregated total notional value of $238,971,282, $319,052,543 and $1,740,945,700, respectively, on forward currency contracts. Additionally, the Merk Hard Currency Fund entered into a total value of $88,932,178 on spot currency contracts for the period ended September 30, 2010.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2010, are disclosed in the notes to the Merk Hard Currency Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as the Fund transacts futures contracts in order to achieve the exposure desired by the adviser. The Fund entered into a total notional amount of $7,958,790 on futures contracts for the period ended September 30, 2010.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended September 30, 2010, was limited to forward currency contracts and futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

27

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Merk Hard Currency Fund

Commodity Contracts	Receivable-Variation Margin	$-	Payable-Variation Margin	$(2,167)
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$1,488,496	Unrealized loss on forward currency contracts	$(11,832)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$3,843,894	Unrealized loss on forward currency contracts	$(2,662,689)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2010, by each Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$555,048	$297,100

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(368,955)	$ -
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(86,086)	$1,476,664
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(1,168,612)	$1,181,205

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their respective Schedule of Investments, if applicable.

28

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency Fund’s federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Merk Asian Currency Fund’s federal tax return filed in the two-year period ended March 31, 2010, will be subject to examination by the Internal Revenue Service. The Merk Absolute Return Currency Fund’s federal tax return filed for the period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Merk Investments, LLC (the “Adviser”), is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

For the period ended September 30, 2010, the Adviser paid compliance service fees of $10,504 for the Merk Hard Currency Fund, $4,082 for the Merk Asian Currency Fund, and $2,914 for the Merk Absolute Return Currency Fund, from fees collected under the Investment Advisory Agreement.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2010, were $20,414,024 and $47,944,905, respectively for the Merk Hard Currency Fund.

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund did not purchase or sell any investment securities (including maturities), other than short-term investments for the period ended September 30, 2010.

29

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

NOTE 5.  Federal Income Tax and Investment Transactions

As of March 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$2,919,222	$3,994,195	$(3,120,129)	$10,926,455	$14,719,743
Merk Asian Currency Fund	108,210	-	-	400,270	508,480
Merk Absolute Return Currency Fund	-	-	(423,589)	1,459	(422,130)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferral of post October losses, forward currency contracts, grantor trust adjustments, bond bifurcation and non-deductible offering costs.

For tax purposes, the current year post-October loss was $3,120,129 and $423,589 for Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2010.

NOTE 6.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

NOTE 7.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

30

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Investment Advisory Agreement Approval

At the June 18, 2010 Board meeting, the Board, including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Merk Hard Currency Fund and the Merk Asian Currency Fund, (the “Funds”) (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with each Fund; (3) the advisory fee and the total expense ratio of each Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with each Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and; the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Funds. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were not excessive in light of the services provided by the Adviser on behalf of the Funds.

Performance

The Board reviewed the performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board considered the Merk Hard Currency Fund’s performance over the one- year, three- year, and since inception (annualized) periods ended May 31, 2010. The Board noted that the Fund outperformed its benchmark, the JPMorgan 3-Month Global Cash Index, for each of the periods. The Board then considered the Merk Asian Currency Fund’s performance over the one- year and since inception (annualized) periods ended May 31, 2010. The Board noted that the Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, for both the periods noted. The Board also noted the Adviser’s representation that both the specialized and very focused nature of the Funds, the limited nature of the Lipper Inc. peer group and the fact that the investment universe for many of the peer group funds in the Lipper analysis differs substantially from that of the Fund. In light of these considerations, the Board recognized the limited value of the Lipper Inc. performance comparison. Based on this review and all of the relevant facts and circumstances, the Board concluded that each Fund’s performance was reasonable relative to its benchmark and that the Funds and their shareholders could benefit from the Adviser’s continued management of the Funds.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and performance of similar funds. The Board noted that the Adviser’s actual advisory fee rates for the Merk Hard Currency Fund and the Merk Asian Currency Fund were higher than the median fees of each Fund’s Lipper Inc. peer group. The Board recognized, however, that the fee rate of 1% effectively will be reduced by administration, transfer agency, fund accounting, compliance, custody and Trustee fees all of which are paid by the Adviser. The Board also noted that the Merk Hard Currency Fund’s and the Merk Asian Currency Fund’s total expense ratios were lower than the median total expense ratios for funds in the Funds’ respective Lipper Inc. peer groups. Based on the foregoing and all of the information presented, the Board concluded that the Adviser’s advisory fee charged to each Fund were reasonable.

31

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than the benefit of increased exposure to the public. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees assessed on Investor Shares and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010, through September 30, 2010.

Actual Expenses – The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$1,032.43	$6.62	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,028.89	$5.31	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Asian Currency Fund
Investor Shares
Actual	$1,000.00	$1,011.70	$6.56	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,012.46	$5.27	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,024.56	$6.60	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,021.38	$5.29	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

33

MERK HARD CURRENCY FUND

MERK ASIAN CURRENCY FUND

MERK ABSOLUTE RETURN

CURRENCY FUND

P.O. BOX 588

PORTLAND, ME 04112

208-SAR-0910

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ANNUAL REPORT

SEPTEMBER 30, 2010 (UNAUDITED)

PAYSON TOTAL RETURN FUND

TABLE OF CONTENTS

SEPTEMBER 30, 2010

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include interest rate risk, credit risks and liquidity risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Shares	Security Description	Value

Common Stock — 95.7%
Communications — 2.9%
45,500	Vodafone Group PLC, ADR	$1,128,855

Consumer Discretionary — 7.6%
23,144	Best Buy Co., Inc.	944,969
31,700	The McGraw-Hill Cos., Inc.	1,048,002
22,300	TJX Cos., Inc.	995,249

		2,988,220

Consumer Staples — 15.1%
27,559	Del Monte Foods Co.	361,298
37,150	Kraft Foods, Inc., Class A	1,146,449
25,600	Philip Morris International, Inc.	1,434,112
14,850	The Procter & Gamble Co.	890,555
31,780	Walgreen Co.	1,064,630
19,595	Wal-Mart Stores, Inc.	1,048,724

		5,945,768

Energy — 12.9%
17,000	BP PLC, ADR	699,890
10,571	ConocoPhillips	607,093
25,200	Exxon Mobil Corp.	1,557,108
31,470	Noble Corp.	1,063,371
30,300	Unit Corp.(a)	1,129,887

		5,057,349

Financial — 13.3%
17,500	Aflac, Inc.	904,925
67,386	Annaly Capital Management, Inc. REIT	1,185,994
29,600	HCC Insurance Holdings, Inc.	772,264
24,600	JP Morgan Chase & Co.	936,522
25,500	Morgan Stanley	629,340
5,400	The Goldman Sachs Group, Inc.	780,732

		5,209,777

Shares	Security Description	Value
Health Care — 10.9%
14,030	Becton Dickinson and Co.	$1,039,623
21,000	Johnson & Johnson	1,301,160
9,500	Laboratory Corp. of America Holdings(a)	745,085
71,000	Pfizer, Inc.	1,219,070

		4,304,938

Industrials — 11.6%
33,000	ABB, Ltd., ADR	696,960
23,800	FLIR Systems, Inc.(a)	611,660
4,000	Flowserve Corp.	437,680
15,545	General Dynamics Corp.	976,381
22,500	ITT Corp.	1,053,675
11,000	United Technologies Corp.	783,530

		4,559,886

Materials — 3.9%
5,327	Freeport-McMoRan Copper & Gold, Inc.	454,873
10,000	Lubrizol Corp.	1,059,700

		1,514,573

Technology — 17.5%
11,600	Fiserv, Inc.(a)	624,312
1,100	Google, Inc., Class A(a)	578,369
19,011	Harris Corp.	841,997
27,900	Hewlett-Packard Co.	1,173,753
6,100	IBM	818,254
27,265	Microsoft Corp.	667,720
36,500	Oracle Corp.	980,025
59,800	Tyler Technologies, Inc.(a)	1,205,568

		6,889,998

Total Common Stock (cost $33,497,301)		37,599,364

See Notes to Financial Statements.

1

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

Shares	Security Description	Value
Investment Companies — 2.5%
31,500	ProShares UltraShort 20+ Year Treasury(a) (cost $1,064,106)	$984,375

Total Investments — 98.2% (Cost $34,561,407)*		$38,583,739
Other Assets & Liabilities, Net — 1.8%		721,498

Net Assets — 100.0%		$39,305,237

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security
*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$4,797,413
Gross Unrealized Depreciation	(775,081)

Net Unrealized Appreciation	$4,022,332

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2–Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2		Level 3	Total
Common Stock
Communications	$1,128,855		$—	$—	$1,128,855
Consumer Discretionary	2,988,220		—	—	2,988,220
Consumer Staples	5,945,768		—	—	5,945,768
Energy	5,057,349		—	—	5,057,349
Financial	5,209,777		—	—	5,209,777
Health Care	4,304,938		—	—	4,304,938
Industrials	4,559,886		—	—	4,559,886
Materials	1,514,573		—	—	1,514,573
Technology	6,889,998		—	—	6,889,998
Investment Companies	984,375			—	984,375

TOTAL	$38,583,739	$		$—	$38,583,739

PORTFOLIO HOLDINGS
% of Total Investments

Communications	2.9%
Consumer Discretionary	7.7%
Consumer Staples	15.4%
Energy	13.1%
Financial	13.5%
Health Care	11.2%
Industrials	11.8%
Materials	3.9%
Technology	17.9%
Investment Companies	2.6%

100.0%

See Notes to Financial Statements.

2

PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2010

ASSETS
Total investments, at value (Cost $34,561,407)	$38,583,739
Cash	476,316
Receivables:
Fund shares sold	255,085
Interest and dividends	86,317
Prepaid Trustees’ Fees	167
Prepaid expenses	6,928

Total Assets	39,408,552

LIABILITIES
Payables:
Dividends	48,008
Fund shares redeemed	1,272
Accrued Liabilities:
Investment adviser fees	18,906
Compliance services fees	2,204
Fund service fees	13,094
Other	19,831

Total Liabilities	103,315

NET ASSETS	$39,305,237

COMPONENTS OF NET ASSETS
Paid-in capital	$36,146,665
Undistributed net investment income	91,621
Accumulated net realized loss on investments	(955,381)
Net unrealized appreciation on investments	4,022,332

NET ASSETS	$39,305,237

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (unlimited shares authorized)	3,282,042

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$11.98

See Notes to Financial Statements.

3

PAYSON TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2010

INVESTMENT INCOME
Dividend income	$489,061
Interest income	10,671

Total Investment Income	499,732

EXPENSES
Investment advisory fees	112,386
Fund service fees	76,023
Custody fees	2,490
Registration fees	5,120
Professional fees	25,402
Trustees’ fees and expenses	641
Compliance services fees	15,614
Miscellaneous expenses	13,039

Total Expenses	250,715
Less fees waived	(3,122)

Net Expenses	247,593

NET INVESTMENT INCOME	252,139

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,252,182
Net change in unrealized appreciation (depreciation) on investments	(2,833,979)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,581,797)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,329,658)

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
OPERATIONS:
Net investment income	$252,139	$231,552
Net realized gain on investments	1,252,182	4,150,660
Net change in unrealized appreciation (depreciation) on investments	(2,833,979)	7,937,846

Increase (Decrease) in net assets resulting from Operations	(1,329,658)	12,320,058

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(160,486)	(217,865)

Total Distributions to Shareholders	(160,486)	(217,865)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,414,957	12,021,589
Reinvestment of distributions	59,930	85,298
Redemption of shares	(2,287,442)	(2,612,598)

Increase in Net Assets from Capital Share Transactions	3,187,445	9,494,289

Increase in Net Assets	1,697,301	21,596,482
NET ASSETS:
Beginning of year	37,607,936	16,011,454

End of year(a)	$39,305,237	$37,607,936

SHARE TRANSACTIONS
Sale of shares	457,099	1,140,764
Reinvestment of distributions	5,297	7,056
Redemption of shares	(194,826)	(243,050)

	267,570	904,770

(a)Amount includes undistributed net investment income	$91,621	$(32)

See Notes to Financial Statements.

5

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended September 30, 2010		Years Ended March 31,
			2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning of Period	$12.48		$7.59	$12.48	$13.57	$12.88	$12.04

INVESTMENT OPERATIONS
Net investment income(a)	0.08		0.09	0.10	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.53)		4.87	(4.82)	(0.76)	0.96	0.82

Total from Investment Operations	(0.45)		4.96	(4.72)	(0.65)	1.03	0.90

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		(0.07)	(0.10)	(0.12)	(0.06)	(0.06)
Net realized investment gains	—		—	(0.07)	(0.32)	(0.28)	—

Total Distributions to Shareholders	(0.05)		(0.07)	(0.17)	(0.44)	(0.34)	(0.06)

NET ASSET VALUE, End of Period	$11.98		$12.48	$7.59	$12.48	$13.57	$12.88

TOTAL RETURN	(3.59	)%(b)	65.44%	(38.05)%	(5.06)%	7.98%	7.51%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$39,305		$37,608	$16,011	$27,577	$30,376	$18,800
Ratios to Average Net Assets:
Net investment income	1.35	%(c)	0.83%	0.94%	0.80%	0.54%	0.66%
Net expenses	1.32	%(c)	1.59%	1.77%	1.46%	1.36%	1.37%
Gross expenses(d)	1.34	%(c)	1.61%	1.78%	1.46%	1.85%	1.89%
PORTFOLIO TURNOVER RATE	30	%(b)	79%	109%	57%	46%	85%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Not Annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

6

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation–Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

7

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

The aggregate value by input level, as of September 30, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after a fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes–The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies–In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser–H.M. Payson & Co. (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

8

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Distribution–Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers–Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the period, certain fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended September 30, 2010, fees waived were $3,122.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended September 30, 2010, were $13,786,712 and $11,102,875, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$106,643
Capital and Other Losses	(2,207,563)
Unrealized Appreciation	6,856,311
Other Temporary Differences	(106,675)

Total	$4,648,716

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

As of March 31, 2010, the Fund had capital loss carryforwards to offset future capital gains of $2,207,563, expiring in 2017.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

10

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

Investment Advisory Agreement Approval

At the June 18, 2010 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Payson (the “Adviser”) and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. The Board also considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on the foregoing and all other relevant facts, the Board concluded that the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the one-, three-,

11

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

five- and ten-year and since inception (annualized) periods ended May 31, 2010. The Board noted that the Fund outperformed its benchmark, the S&P 500, for the one-, three-, five-, and ten-year periods and underperformed its benchmark for the since inception period. Based on this review and all of the relevant facts and circumstances, the Board concluded that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information regarding fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was lower than the median advisory fee rate of the Fund’s Lipper Inc. peer group, although the Fund’s total expense ratio was higher than the median total expense ratio of its Lipper Inc. peer group. Under the circumstances, including the Fund’s performance history, and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted the Adviser’s representation that in the future it may experience economies of scale in connection with the provision of services to the Fund, but is not proposing breakpoints or changes in fees based on economies of scale at this time. Based on, among other things, the size of the Fund, the Board concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most

12

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2010

recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010, through September 30, 2010.

Actual Expenses–The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$964.13	$6.50	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year divided by 365 to reflect the half-year period.

13

FOR MORE INFORMATION

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

230-SAR-0910

PAYSON TOTAL RETURN FUND

P.O. BOX 588

PORTLAND, ME 04112

800-805-8258

www.hmpayson.com

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) Included as part of report to shareholders under Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	11/29/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	11/29/10

By	/S/ KAREN SHAW
Karen Shaw, Principal Financial Officer

Date	11/29/10